UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-06499

Name of Fund:  BlackRock MuniYield California Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock MuniYield California Fund, Inc., 800 Scudders
       Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (800) 882-0052

Date of fiscal year end: 10/31/07

Date of reporting period: 11/01/06 - 04/30/07

Item 1 - Report to Stockholders



ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


Semi-Annual Reports
(UNAUDITED)


APRIL 30, 2007


BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniYield Florida Fund
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New York Insured Fund, Inc.



(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE


These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. for their information. This is not a prospectus. Past performance results shown in these reports should not be considered a representation of future performance. The Funds have leveraged their Common Shares/Stock and intend to remain leveraged by issuing Preferred Shares/Stock to provide the Common Shareholders/Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Shareholders/Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares/Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares/Stock may affect the yield to Common Shareholders/Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


(GO PAPERLESS... logo)
It's Fast, Convenient, & Timely!



BlackRock MuniYield Arizona Fund, Inc.
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.
BlackRock MuniYield Florida Fund
BlackRock MuniYield Michigan Insured Fund II, Inc.
BlackRock MuniYield New York Insured Fund, Inc.


Dividend Policy


The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times, in any particular month, pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Net Assets, which comprises part of the financial information included in these reports.


Officers and Directors/Trustees


Robert C. Doll, Jr., Fund President and Director/Trustee
James H. Bodurtha, Director/Trustee
Kenneth A. Froot, Director/Trustee
Joe Grills, Director/Trustee
Herbert I. London, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert S. Salomon, Jr., Director/Trustee
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Michael A. Kalinoski, Vice President
Walter C. O'Connor, Vice President
Robert D. Sneeden, Vice President
Fred K. Stuebe, Vice President
Karen Clark, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary


BlackRock MuniYield Arizona Fund, Inc.,
BlackRock MuniYield California Fund, Inc.,
BlackRock MuniYield Florida Fund,
BlackRock MuniYield Michigan Insured
  Fund II, Inc. and
BlackRock MuniYield New York Insured Fund, Inc.:

Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents
Common Stock/Shares:                 Preferred Stock/Shares:
The Bank of New York                 The Bank of New York
101 Barclay Street - 11 East         101 Barclay Street - 7 West
New York, NY 10286                   New York, NY 10286


BlackRock MuniYield California Insured Fund, Inc.:

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents
Common Stock:                        Preferred Stock:
Computershare Trust                  The Bank of New York
Company, N.A.                        101 Barclay Street - 7 West
P.O. Box 43010                       New York, NY 10286
Providence, RI 02940-3010


Address For All Funds
P.O. Box 9011
Princeton, NJ 08543-9011



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



A Letter to Shareholders


Dear Shareholder

In its first four months, 2007 could already be termed an eventful year for investors. For most financial markets, 2007 opened just as 2006 ended - on a positive trajectory. Then, at the end of February and into March, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by worries of a weakening economy, escalating geopolitical concerns and rising delinquencies in the subprime mortgage market. Still, underlying stock market fundamentals appeared quite sound, supported by a generally favorable global economic backdrop, tame inflation, slowing but still positive earnings growth, relatively low interest rates and attractive valuations. These conditions prevailed later, and the Dow Jones Industrial Average crossed the 13,000 mark for the first time in its history in late April.

Not unlike the equity market, the bond market also experienced volatility as observers attempted to interpret mixed economic signals. A bond market rally (falling yields and rising prices) late last year reversed itself early in 2007 amid some transitory signs of economic strength. Overall, yields have fluctuated month to month but ended April little changed from the beginning of the year. However, compared to one year ago, yields on 30-year Treasury bonds fell 36 basis points (.36%) and 10-year yields fell 44 basis points, while prices correspondingly rose.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing in its interest rate-hiking campaign on August 8, 2006. The central bankers continue to express concern about potential inflationary pressures, but also acknowledge signs of economic weakness. Given this relatively "balanced" assessment, most observers believe the Fed will keep interest rates on hold for now.

Against this backdrop, most major market indexes posted positive returns for the annual and semi-annual reporting periods ended April 30, 2007:


Total Returns as of April 30, 2007                                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                            + 8.60%        +15.24%
Small cap U.S. equities (Russell 2000 Index)                                           + 6.86         + 7.83
International equities (MSCI Europe, Australasia, Far East Index)                      +15.46         +19.81
Fixed income (Lehman Brothers Aggregate Bond Index)                                    + 2.64         + 7.36
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                         + 1.59         + 5.78
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)       + 6.96         +11.72


If the first four months are any guide, 2007 could be a year of enhanced market volatility. As you navigate the un-certainties, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more insight, we invite you to view "What's Ahead in 2007: An Investment Perspective" and "Are You Prepared for Volatility?" at www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Fund President and Director/Trustee


THIS PAGE NOT PART OF YOUR FUND REPORT



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers


We continued our efforts to enhance yield while protecting net asset value through investment in high-quality portfolios of municipal bonds.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields traded in a fairly broad and volatile range over the past six months, only to end the period little changed. Overall, financial conditions have remained relatively balanced, with moderate economic activity and well-contained inflationary pressures. Recent commentary from the Federal Reserve Board (the Fed) has supported this trading range. The Fed is expected to maintain its "balanced" economic assessment at least into mid-year.

During the six-month reporting period, 30-year U.S. Treasury bond yields rose nine basis points (.09%) to 4.81%, while 10-year Treasury note yields rose two basis points to 4.63%. Similarly, movements were fairly muted in the tax-exempt market. As measured by Municipal Market Data, yields on AAA-rated municipal bonds maturing in 30 years declined three basis points to 4.10%, and yields on AAA-rated municipal bonds maturing in 10 years rose 12 basis points to 3.76%.

Investor demand for municipal product continued to strengthen throughout the six-month period. The Investment Company Institute reports that long-term municipal bond funds received over $8.7 billion in net new cash flows during the first three months of 2007, a 42% increase compared to the first three months of 2006. Weekly fund flows, as reported by AMG Data, also have risen. Weekly inflows during the April 2007 quarter averaged over $489 million, up from a weekly average of $400 million in fourth quarter 2006. The improving demand among retail investors reflects, in large part, increased acceptance of lower nominal yields and bond coupon structure. Throughout much of last year, retail-oriented municipal bond broker/dealers noted significant individual investor resistance to purchasing tax-exempt issues with yields below 4.50% and/or issues bearing nominal coupons below 5%. As tax-exempt bond yields have stabilized in recent months, it appears retail investors have become increasingly comfortable purchasing tax-exempt bonds with those characteristics, which has served to support the market's performance.

In terms of supply, issuance of long-term municipal bonds has increased over the past six months. More than $225 billion in new bonds was issued during the April reporting period, an increase of over 30% compared to the same six months one year ago. Over the past three months, municipalities issued more than $106 billion in new long-term tax-exempt bonds, an increase of more than 32% compared to the same period a year ago. So far this year, greater than $135 billion in long-term municipal bonds has been underwritten, putting 2007 annual issuance some 4% ahead of 2005's record pace. Issuers have continued to take advantage of historically low interest rates to refinance outstanding issues. In the first four months of 2007, we have seen 10 underwritings exceeding $1 billion in size. These "mega-deals" have continued to be relatively easily absorbed by market participants, especially non-traditional and foreign buyers who find the liquidity afforded by these deals to be particularly attractive.

Looking ahead, we believe investor demand will be critical in maintaining the tax-exempt market's strong technical position. The increase in new bond supply seen this year is unlikely to abate significantly, leading to record or near-record annual issuance. Relatively stable yield ratios compared to taxable bonds, coupled with a comparatively steep municipal yield curve, should help to sustain traditional and non-traditional investor interest in tax-exempt bonds and support the market's performance into mid-2007.


BlackRock MuniYield Arizona Fund, Inc.

Describe conditions in the State of Arizona.

As a municipal bond issuer, the State of Arizona is rated Aa3, AA- and AA- by Moody's, Standard & Poor's and Fitch, respectively, all with stable trends. Arizona ranks 32nd in debt per capita and 29th in debt as a percent of personal income, according to Moody's. Arizona's 2006 per capita personal income of $31,458 was 39th in the nation according to the U.S. Department of Commerce. The March 2007 unemployment rate was 3.9%, compared to the national rate of 4.4%. The economic situation in Arizona has been improving as steady growth has provided more jobs, lowering unemployment from a high of nearly 6% to its current level. With this improvement has come some growing pains.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



The state has had to significantly increase debt levels to deal with issues such as education, healthcare and social services, all of which are now in higher demand. These issues should be mitigated through the economic growth that is expected to continue and the diversification of the state's revenue stream. Notably, tourism is a major contributor.


How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniYield Arizona Fund, Inc. had net annualized yields of 4.79% and 4.69%, based on a period-end per share net asset value of $14.40 and a per share market price of $14.72, respectively, and $.342 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.95%, based on a change in per share net asset value from $14.53 to $14.40, and assuming reinvestment of all distributions. For some perspective, the Lehman Brothers Municipal Bond Index, which measures the performance of municipal bonds nationwide, returned +1.59% for the same six-month period.

The Fund's positive performance is primarily attributed to two factors. First, in prior periods, we had focused on investing further out along the municipal yield curve, a strategy that continued to benefit performance as longer-dated bonds outperformed issues with shorter maturities during this period (that is, the yield curve flattened). Second, several bond holdings were advance refunded during the period, which also proved advantageous. When bonds are refunded ahead of their maturity date, they generally rise sharply in value.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We maintained the Fund's fully invested stance and relatively neutral posture on interest rate risk. In terms of specific portfolio activity during the period, we sold some recently advance refunded positions, as their book yields were not significantly above current market yields, and moved into higher-yielding current issues. In doing so, we focused on bonds that could be advance refunded in the future, primarily premium-coupon, high-quality bonds in the 15-year to 20-year maturity range, which would allow us to replicate the same types of trades again (that is, sell bonds with lower yields in exchange for bonds with higher yields as the curve steepens).

New municipal bond issuance in Arizona increased roughly 35% compared to the same six months a year ago. This presented opportunities for the portfolio, although we participated selectively when we felt we could enhance the Fund's structure by doing so. Given the low absolute level of yields in the market, many of our more seasoned holdings are booked at higher levels.

We had ample opportunity to add single-family housing bonds and healthcare-related issues to the portfolio given particularly heavy issuance in these two sectors during the period. In both cases, yields were more attractive than they had been in the past couple of years. We were able to take advantage without a meaningful sacrifice in credit quality. The single-family housing bonds are generally rated AA or AAA, even without insurance. We established a position representing roughly 5%-6% of net assets. In the health care sector, we primarily found opportunities in A-rated and AA-rated hospital issues.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.13% for Series A, 3.08% for Series B and 3.12% for Series C. The Fed kept its target interest rate unchanged during the six-month period at 5.25%. As such, the Fund's borrowing costs remained relatively stable. Importantly, the municipal yield curve maintained its positive slope, particularly compared to the Treasury curve, and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield available to the Common Stock shareholder. (For a more complete explanation of the benefits and risks of leveraging, see page 14 of this report to shareholders.)



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers (continued)


How would you characterize the Fund's position at the close of the period?

The Fund ended the period in a neutral position with respect to interest rate risk. We believe this is the appropriate posture with the Fed on hold and given the historical flatness of the yield curve. We will look for a steepening of the yield curve to provide attractive investment opportunities for the portfolio. In particular, we believe the 15-year to 20-year area of the curve could offer strong relative performance in the future.

The Fund was fully invested at period-end, reflecting our efforts to enhance tax-free income for our shareholders. Overall, we maintain our focus on providing shareholders with a competitive yield and preservation of net asset value.


BlackRock MuniYield California Fund, Inc.

Describe conditions in the State of California.

The State of California ended the period with ratings of A1, A+ and A+ from Moody's, Standard & Poor's and Fitch, respectively. The state's steadily improving economy, combined with the more settled political environment, has resulted in annual rating upgrades over the past three years, with a final upgrade to A1 by Moody's in May 2006. The state continues to benefit from an expanding economy, which has significantly stabilized its fiscal position.

California's fiscal year 2006 results show a $2.7 billion ending general fund balance. The fiscal year 2007 budget totals $101 billion and was balanced with spending cuts. The current budget includes allocations to repay debt, establish a general fund reserve account and fully fund K-12 education programs. The state's Comptroller reports that, through April 30, 2007, the California government's revenues increased more than 1% year-over-year, which was in line with projections for fiscal year 2007. The state's economic rebound continues to ease its fiscal pressures and operating deficit, although economic growth began to slow in late 2006 amid declines in the housing and light vehicle manufacturing sectors. In November 2006, voters approved $43 billion in infrastructure bonds. Key credit issues continue to be K-12 education, MediCal and pension liabilities funding.

California ranks ninth in debt per capita and 11th in debt as a percent of personal income, according to Moody's. The state's unemployment rate as of March 2007 was 4.8%, somewhat higher than the national rate of 4.4%.


How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniYield California Fund, Inc. had net annualized yields of 4.43% and 4.61%, based on a period-end per share net asset value of $15.02 and a per share market price of $14.42, respectively, and $.330 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.76%, based on a change in per share net asset value from $15.11 to $15.02, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +1.62% average return of its comparable Lipper category of California Municipal Debt Funds for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the State of California.) The Fund's relative performance benefited from good security selection and some tightening of credit spreads (that is, a decrease in the yields between securities of differing credit quality), improving the valuations of the Fund's lower-rated holdings. Additionally, the value of some of the Fund's holdings appreciated amid investor speculation that they would be candidates for refunding. (When bonds are advance refunded, they generally rise sharply in value.) Conversely, the Fund results were hindered by its slightly lower duration versus its Lipper peer group. Because bond prices fall as their yields rise, we had assumed this posture in an effort to achieve some price stability for the portfolio in the face of rising interest rates. We subsequently increased the duration to a more neutral stance. The Fund's comparative performance also was hampered by its below-average distribution yield during the period, which resulted in part from the portfolio's relatively higher quality asset mix.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



What changes were made to the portfolio during the period?

Our portfolio restructuring efforts were facilitated by the relatively heavy new issuance of California municipal bonds in the first quarter of 2007. California consistently has been the largest issuer of municipal securities in the primary market for several months.

During the period, we focused primarily on moving from a relatively defensive duration stance (duration is a measure of interest rate sensitivity) toward a more neutral position on interest rates.

In working to restructure the portfolio, the challenge has been to recommit the proceeds from recent bond calls in a market where interest rates are significantly lower than they were at the time of the Fund's inception. Overall, we seek to maintain an asset mix that provides for minimal volatility in the Fund's underlying value.

Finally, the Fund has maintained its above-average exposure to higher-quality credits. Because credit-quality spreads are so tight, there is little yield advantage to be realized by investing in lower-rated bonds. As such, the Fund has a larger weighting in higher-quality credits than is required by prospectus.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.51% for Series A, 3.33% for Series B, 3.25% for Series C and 3.26% for Series D. The Fed kept its target interest rate unchanged during the six-month period at 5.25%. As such, the Fund's borrowing costs remained relatively stable. Importantly, the municipal yield curve maintained its positive slope, particularly compared to the Treasury curve, and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield available to the Common Stock shareholder. (For a more complete explanation of the benefits and risks of leveraging, see page 14 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At April 30, 2007, the Fund was positioned with a neutral duration relative to its Lipper peer group, and had an average credit rating of AA. Approximately
5% of the Fund's net assets was held in cash and cash equivalents at the end of the period. We will continue to exercise patience in recommitting those assets to attractive opportunities within the California municipal market. Our goal is to enhance yield for shareholders while also tempering price volatility.


BlackRock MuniYield California Insured Fund, Inc.

Describe conditions in the State of California.

The State of California ended the period with ratings of A1, A+ and A+ from Moody's, Standard & Poor's and Fitch, respectively. The state's steadily improving economy, combined with the more settled political environment, has resulted in annual rating upgrades over the past three years, with a final upgrade to A1 by Moody's in May 2006. The state continues to benefit from an expanding economy, which has significantly stabilized its fiscal position.

California's fiscal year 2006 results show a $2.7 billion ending general fund balance. The fiscal year 2007 budget totals $101 billion and was balanced with spending cuts. The current budget includes allocations to repay debt, establish a general fund reserve account and fully fund K-12 education programs. The state's Comptroller reports that, through April 30, 2007, the California government's revenues increased more than 1% year-over-year, which was in line with projections for fiscal year 2007. The state's economic rebound continues to ease its fiscal pressures and operating deficit, although economic growth began to slow in late 2006 amid declines in the housing and light vehicle manufacturing sectors. In November 2006, voters approved $43 billion in infrastructure bonds. Key credit issues continue to be K-12 education, MediCal and pension liabilities funding.

California ranks ninth in debt per capita and 11th in debt as a percent of personal income, according to Moody's. The state's unemployment rate as of March 2007 was 4.8%, somewhat higher than the national rate of 4.4%.


How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniYield California Insured Fund, Inc. had net annualized yields of 4.53% and 4.72%, based on a period-end per share net asset value of $14.97 and a per share market price of $14.35, respectively, and $.336 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.58%, based on a change in per share net asset value from $15.09 to $14.97, and assuming reinvestment of all distributions.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers (continued)


The Fund's total return, based on net asset value, was similar to the +1.63% average return of its comparable Lipper category of California Insured Municipal Debt Funds for the six-month period. (Funds in this Lipper category invest primarily in municipal debt issues exempt from taxation in the State of California and insured as to timely payment.) Fund results were hindered by its slightly lower duration versus its Lipper peer group. Because bond prices fall as their yields rise, we had assumed this posture in an effort to achieve some price stability for the portfolio in the face of rising interest rates. We subsequently increased the duration to a more neutral stance. The Fund's comparative performance also was hampered by its below-average distribution yield during the period, which resulted in part from the portfolio's relatively higher-quality asset mix. The Fund's relative performance benefited from good security selection. Additionally, the values of some of the Fund's holdings appreciated amid investor speculation that they would be candidates for refunding. (When bonds are advance refunded, they generally rise sharply in value.)

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Our portfolio restructuring efforts were facilitated by the relatively heavy new issuance of California municipal bonds in the first quarter of 2007. California consistently has been the largest issuer of municipal securities in the primary market for several months.

In working to restructure the portfolio, the challenge has been to recommit the proceeds from recent bond calls in a market where interest rates are significantly lower than they were at the time of the Fund's inception. Overall, we seek to maintain an asset mix that provides for minimal volatility in the Fund's underlying value.

The Fund has maintained its above-average exposure to higher-quality credits. Because credit-quality spreads are so tight, there is little yield advantage to be realized for investing in lower-rated bonds. As such, the Fund has a larger weighting in higher-quality credits than is required by prospectus. It is partly due to this higher-quality asset mix that the Fund has a below-average current distribution yield. Lower-rated issues offer higher yields, but come with greater risk. Rather than taking that risk through investment in lower-rated issues, we have aimed to enhance performance from the total return side of the equation. This was accomplished by shifting from a relatively defensive duration (a measure of interest rate sensitivity) toward a more neutral posture on interest rates.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.55% for Series A, 3.35% for Series B, 3.32% for Series C, 3.47% for Series D, 3.23% for Series E and 3.28% for Series F. The Fed kept its target interest rate unchanged during the six-month period at 5.25%. As such, the Fund's borrowing costs remained relatively stable. Importantly, the municipal yield curve maintained its positive slope, particularly compared to the Treasury curve, and continued to generate an income benefit to the Common Stock shareholder from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield available to the Common Stock shareholder. (For a more complete explanation of the benefits and risks of leveraging, see page 14 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

The Fund ended the period with a neutral duration posture relative to its California insured municipal bond fund peers. We remain committed to protecting the Fund's net asset value and will continue to address the income distribution potential of the portfolio through the use of inverse floating-rate product. Tight credit spreads have led us to position the Fund with an underweight in lower-rated credits. Consequently, we ended the period with a very high-quality portfolio, with approximately 94% of the Fund's net assets rated AAA with bond insurance.

Long-term municipal bond yields are at historic lows. We intend to exercise patience in reinvesting proceeds from called bonds into the most attractive California municipal securities. Simultaneously, we will continue our efforts to temper price volatility in the portfolio.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



BlackRock MuniYield Florida Fund

Describe conditions in the State of Florida.

At period-end, Florida had maintained its credit ratings of Aa1, AAA and AA+ from Moody's, Standard & Poor's and Fitch, respectively. The state's consistently strong financial performance has been the result of a robust service-oriented economy, prudent budget decisions and a moderate debt profile.

Florida's budget for fiscal year 2007 grew 7% to $74 billion. Revenues are up only modestly over the prior year and are significantly below original estimates. As a result, Florida's fiscal year 2007-2008 budget proposals reflect expense reductions of approximately 3%. The governor and the legislature will continue to prioritize education spending, with most cuts expected to focus on nonrecurring items. Key credit issues include property-tax reform, school funding, homeowners' insurance availability and the overall demand for government services from a rapidly growing population.

Overall, Florida's economy has outperformed on both a national and regional basis. Job creation has surpassed the national average, leading to low unemployment and rising personal incomes. The state unemployment rate of 3.3% in March compared to a national average of 4.4%. These trends, coupled with a relatively low cost of living, have continued to encourage migration into Florida and led to a more diversified demographic base. Although the demands of a growing population will put pressure on the state's finances, we continue to believe that Florida is well-positioned given its financial flexibility and record of proactive management.

Florida ranks 19th in debt per capita and 18th in debt as a percent of personal income, according to Moody's. The state's 2006 per capita personal income of $35,798 was 20th in the nation, according to the U.S. Department of Commerce, and approximated the national average of $36,276.


How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Shares of BlackRock MuniYield Florida Fund had net annualized yields of 4.70% and 5.03%, based on a period-end per share net asset value of $14.94 and a per share market price of $13.95, respectively, and $.348 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +1.39%, based on a change in per share net asset value from $15.11 to $14.94, and assuming reinvestment of all distributions.

The Fund's return, based on net asset value, modestly lagged the +1.49% average return of the Lipper Florida Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Florida [double tax-exempt] or a city in Florida [triple tax-exempt]). The Fund's under-performance is attributed largely to its exposure to bonds with intermediate maturities, which lagged as the yield curve flattened. We have exposure to these sectors through bonds that have been prerefunded - thereby transforming several of our longer-dated issues into intermediate maturities. Although these bonds have underperformed on a total return basis, they were acquired in a higher interest rate environment and, as such, contribute meaningfully to the portfolio's yield. While we have made efforts to reduce some of the Fund's concentration in prerefunded bonds, the cycle repeats itself as more bonds are prerefunded and the absolute low level of interest rates makes them difficult to replace.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We did not alter our mainline strategy - that is, we continued our efforts to increase the level of income provided to shareholders while muting the Fund's net asset value volatility. Having said that, the low absolute level of interest rates has presented challenges in terms of yield enhancement, as most of the bonds in the portfolio are booked at higher yields than those currently available in the market. In general, we made purchases when the market backed up (that is, interest rates increased and prices fell) and were sellers in November, after the market had rallied sharply (that is, interest rates fell and prices increased).



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers (continued)


For the most part, we continued to target premium-coupon bonds in the 20-year to 30-year maturity range whenever they became available. We continued to find the most attractive risk/reward trade-off here, although the flatness of the yield curve has made for few compelling opportunities. New municipal issuance in the state of Florida increased roughly 42% over the six months compared to the same period a year ago. However, as has been the case for some time, few new issues met our desired investment characteristics. Much of the supply came in the form of refinancings, and the majority of the new issues came with coupons below 5%. Late in the period, we did purchase some housing bonds and health care-related issues as supply in these sectors increased. We were able to make these purchases at attractive prices and capture some incremental yield for the portfolio.

Importantly, we remained fully invested throughout the period in an effort to augment yield.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Shares had average yields of 3.57% for Series A, 3.58% for Series B and 3.52% for Series C. The Fed kept its target interest rate unchanged during the six-month period at 5.25%. As such, the Fund's borrowing costs remained relatively stable. Importantly, the municipal yield curve maintained its positive slope, particularly compared to the Treasury curve, and continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield available to holders of Common Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 14 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

We expect the Fed to keep interest rates on hold for now and, as such, anticipate crosscurrents of strength and weakness in the market. Against this backdrop, the Fund ended the period with a fairly neutral interest rate posture, as we await the market to present opportunities in the form of higher interest rates. As that occurs, we intend to continue our strategy of selling prerefunded bonds with shorter maturities and investing in the 20-year to 30-year area of the municipal curve, where we continue to see the most compelling relative value.


BlackRock MuniYield Michigan Insured Fund II, Inc.

Describe conditions in the State of Michigan.

The State of Michigan is rated Aa2, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively. In late January 2007, Fitch downgraded the state's rating, and all three agencies maintain a negative outlook. Michigan ranks 30th in debt per capita and 32nd in debt as a percent of personal income, according to Moody's. The state ranked 27th in per capita income in 2006 (preliminary), according to the U.S. Department of Commerce. Michigan's March 2007 unemployment rate was 6.5%, well above the U.S. rate of 4.4%. It is the only state to have lost jobs for six straight years (through 2006).

Fiscal year 2006 ended on September 30, 2006, with an estimated $200 million budget surplus, most of which was used to meet fiscal year 2007 spending obligations. Despite the use of the surplus, Michigan's fiscal year 2007 budget gap is $700 million, following Governor Granholm's recent cuts of $345 million. The governor's proposed fiscal year 2008 budget, announced in February, closes a large $2.1 billion gap in a $23 billion operating budget. This proposed budget relies more heavily on tax increases versus spending cuts, which had been the focus in prior fiscal years. Key credit concerns include an ailing automotive sector, the lack of a sustainable alternative industry and a declining housing market that could further undermine state revenue collections.


How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniYield Michigan Insured Fund II, Inc. had net annualized yields of 4.70% and 4.97%, based on a period-end per share net asset value of $14.43 and a per share market price of $13.63, respectively, and $.336 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.31%, based on a change in per share net asset value from $14.60 to $14.43, and assuming reinvestment of all distributions.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



The Fund's total return, based on net asset value, trailed the +1.40% average return of the Lipper Michigan Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to securities exempt from taxation in Michigan or a city in Michigan.) The municipal bond yield curve continued to flatten throughout the six-month reporting period. This detracted from performance as the Fund's holdings remained concentrated in shorter maturities; thus, we were not able to fully participate in the price appreciation exhibited in the long end of the tax-exempt market. Conversely, continued strong returns among the lower-rated issues held in the portfolio added favorably to the Fund's relative performance. Both retail and institutional investor demand for higher-yielding credits remained robust, leading to substantial price appreciation for many of the Fund's A-rated and BBB-rated holdings. Notably, for the six-month period, the Fund also generated an above-average distribution rate compared to its Lipper peer group average, largely reflecting the higher-yield environment in which the Fund originated.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity was fairly limited during the semi-annual period. In the most recent quarter (February - April 2007), new issuance of Michigan bonds increased 65% compared to the same period a year ago, well above national levels. However, most of the new supply did not meet our desired investment characteristics. Much of it was issued in maturities shorter than 20 years, involved names in which the Fund already has significant exposure or came with unattractive yields.

Generally speaking, the low absolute level of interest rates continued to present challenges, as the vast majority of the Fund's holdings are booked at higher yields than those currently available in the market. For the most part, this environment rendered few compelling investment opportunities, although we did increase exposure to hospital revenue bonds (rated A or higher) when valuations were attractive.

We remained fully invested throughout the period in an effort to augment yield for our shareholders. We also maintained the Fund's high credit quality, with approximately 82% of net assets rated AAA at period-end.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields of 3.54% for Series A, 3.50% for Series B and 3.49% for Series C. There was no material change in the Fund's borrowing costs during the period, as the Fed kept the federal funds target rate steady at 5.25%. Although flat by historical standards, the tax-exempt yield curve maintained a positive slope throughout the period (particularly compared to the U.S. Treasury yield curve), allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 14 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

Heading into mid-year, we anticipate little change in tax-exempt bond yields. The current financial environment remains well balanced, with modest economic activity and minimal inflationary pressures. Such an environment should allow the Fed to remain sidelined, awaiting further economic developments to help guide monetary policy. Accordingly, we expect to maintain our current interest rate posture. Should economic activity soften - triggered perhaps by a decline in the equity market or further weakness in housing - we would adopt a more constructive posture.

Forward new-issue supply in Michigan remains limited, which will continue to present a challenge with respect to making desired structural changes within the portfolio. As such, future portfolio activity likely will focus on improving the Fund's already attractive yield and remaining fully invested in an effort to maximize income for shareholders.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



A Discussion With Your Funds' Portfolio Managers (concluded)


BlackRock MuniYield New York Insured Fund, Inc.

Describe conditions in the State of New York.

The State of New York ended the period rated Aa3, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively, with stable trends. New York ranks fifth in both debt per capita and debt as a percent of personal income, according to Moody's. It also ranked fifth in per capita income in 2006 (preliminary), according to the U.S. Department of Commerce. New York's March 2007 unemployment rate was 4.0%, versus the U.S. rate of 4.4%. Fiscal year 2006 operations resulted in a $2 billion surplus and an ending $900 million "rainy day" reserve. The November 2006 financial plan update forecasts a $1.1 billion general fund surplus in fiscal year 2007, due to higher-than-expected receipts and spending reductions.

On April 1, 2007, New York lawmakers passed a $120.9 billion budget for fiscal year 2008 that increases spending by 8.7%, the largest annual increase since 2000. Despite $1 billion in Medicaid cuts, property tax rebates and increased school aid pushed spending higher. Key credit issues remain cost pressures from Medicaid, pensions and school aid, as well as the sustainability of growing personal income tax receipts.


How did the Fund perform during the period?

For the six-month period ended April 30, 2007, the Common Stock of BlackRock MuniYield New York Insured Fund, Inc. had net annualized yields of 4.58% and 4.77%, based on a period-end per share net asset value of $14.26 and a per share market price of $13.70, respectively, and $.324 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.43%, based on a change in per share net asset value from $14.40 to $14.26, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +1.28% average return of the Lipper New York Insured Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) An ongoing commitment to generate above-average income for shareholders continued to drive the Fund's total return performance. Notably, the Fund also maintained an above-average yield compared to its Lipper peer group. Out-of-favor coupons (mainly discounted bonds), housing bonds and Puerto Rico bonds were among the top contributors to performance. Conversely, the Fund's limited ability to invest in uninsured and lower-rated investment-grade credits (at a maximum of 20% of net assets) restrained performance somewhat, as these lower-quality credits continued to outperform the high-grade market during the reporting period. Also detracting from Fund performance was the ongoing effect of a low-interest-rate environment, wherein issuers of higher-coupon bonds pursue refinancing opportunities and call their outstanding bonds. In an environment where we cannot replace the higher yields lost to calls, this phenomenon dampened the distribution rate of the Fund.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Portfolio activity reflected our focus on maintaining the Fund's relatively high distribution rate. We invested largely on the long end of the municipal yield curve, where we found attractive opportunities to trade the portfolio and to generate higher levels of income for the Fund. In making purchases, we primarily sought new-issue housing bonds, Puerto Rico bonds and out-of-favor coupons (mainly discounted bonds), each of which offers above-market yield and enhances the portfolio's liquidity and potential for capital appreciation. Alternative minimum tax (AMT) issues also were a good source of incremental yield during the period; albeit, we enacted these purchases only when prices were inexpensive on a historical basis.

New York new-issue supply was up a mere 1% versus the six-month period a year ago, although the latter three months saw some strengthening (+8.7%). The recent increase provided moderate opportunities to diversify the portfolio and move into more attractive coupon structures. However, as has been the case for some time, the low absolute yields and the lack of a significant directional trade in the market limited the attractiveness of any major restructuring.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


With respect to divestments, we continued to trim the portfolio's short-term holdings, specifically shorter-dated prerefunded bonds and high-coupon, short-call bonds (primarily those having a call date within three years or less). These bonds are priced with a premium and, as the call date approaches, their value depreciates at an accelerating rate and they generally underperform the overall market. Although this move temporarily hurts distributable income, we believe it is a worthwhile trade-off to protect the future total return potential of the Fund.

In the Fund's uninsured basket, we sought to reduce our exposure to AA-rated and AAA-rated uninsured paper, in favor of higher-yielding, lower-rated investment-grade credits (that is, AA-rated and A-rated issues). Sectors of interest included housing, education (primarily colleges and universities) and city general obligation (GO) bonds.

For the six-month period ended April 30, 2007, the Fund's Auction Market Preferred Stock had average yields as follows: Series A, 3.45%; Series B, 3.27%; Series C, 3.30%; Series D, 3.29%; Series E, 3.36% and 3.30% for Series
F. There was no material change in the Fund's borrowing costs over the course of the period, as the Fed kept its target interest rate steady at 5.25%. Although flat by historical standards, the tax-exempt yield curve maintained a positive slope throughout the period (particularly compared to the U.S. Treasury yield curve), allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. As always, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, accordingly, the yield on the Fund's Common Stock will be reduced. (For a more complete explanation of the benefits and risks of leveraging, see page 14 of this report to shareholders.)


How would you characterize the Fund's position at the close of the period?

At period-end, the Fund's duration was neutral relative to its Lipper peers. We are encouraged by the recent back-up (that is, increase) in interest rates and the pick-up in new-issue supply, and will continue to evaluate prospects for portfolio diversification and income accrual. We also will seek additional opportunities to sell shorter-dated bonds and reinvest those proceeds in attractive, longer-dated bonds. Further, if the improvement in new-issue supply holds, and at current market rates, there may be additional opportunities to book bonds at higher yields by swapping out of lower-yielding issues. This strategy enhances the distribution rate of the Fund, and at the same time, allows the portfolio to record losses (the new bonds come at prices lower than those of the bonds being sold), minimizing future taxable gains for shareholders.

All in all, we maintain a positive view on the municipal bond market. We continue to expect relative value trading and yield to be the key drivers of the Fund's future performance, and accordingly, will look to the long end of the curve to supply the most suitable prospects.


Michael A. Kalinoski, CFA
Vice President and Portfolio Manager
BlackRock MuniYield Arizona Fund, Inc.


Walter C. O'Connor, CFA
Vice President and Portfolio Manager
BlackRock MuniYield California Fund, Inc.
BlackRock MuniYield California Insured Fund, Inc.


Robert D. Sneeden
Vice President and Portfolio Manager
BlackRock MuniYield Florida Fund


Fred K. Stuebe
Vice President and Portfolio Manager
BlackRock MuniYield Michigan Insured Fund II, Inc.


Timothy T. Browse, CFA
Vice President and Portfolio Manager
BlackRock MuniYield New York Insured Fund, Inc.


May 23, 2007



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares/Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares/Stock, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares/Stock, is paid to Common Shareholders/Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Funds' Common Shares/Stock. However, in order to benefit Common Shareholders/ Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders/Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares/Stock capitalization of $100 million and the issuance of Preferred Shares/Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares/Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders/ Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders/Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares/Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares/Stock (that is, its price as listed on the New York Stock Exchange or the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares'/Stocks' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares/Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares/Stock may also decline.

As of April 30, 2007, BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. had leverage amounts, due to Auction Market Preferred Shares/Stock, of 38.23%, 35.36%, 34.83%, 35.20%, 36.24% and 35.09% of total net assets, respectively, before the deduction of Preferred Shares/Stock.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Portfolio Information


Quality Profiles as of April 30, 2007


                                                   Percent of
BlackRock MuniYield Arizona Fund, Inc.               Total
By S&P/Moody's Rating                             Investments

AAA/Aaa                                               53.1%
AA/Aa                                                  5.3
A/A                                                   15.1
BBB/Baa                                               19.6
BB/Ba                                                  1.8
NR (Not Rated)                                         3.4
Other*                                                 1.7

  * Includes portfolio holdings in short-term investments.



                                                   Percent of
BlackRock MuniYield California Fund, Inc.            Total
By S&P/Moody's Rating                             Investments

AAA/Aaa                                               77.5%
AA/Aa                                                  5.5
A/A                                                   10.9
BBB/Baa                                                4.0
Other*                                                 2.1

  * Includes portfolio holdings in short-term investments.



                                                   Percent of
BlackRock MuniYield California Insured Fund, Inc.    Total
By S&P/Moody's Rating                             Investments

AAA/Aaa                                               90.0%
AA/Aa                                                  1.8
A/A                                                    2.5
NR (Not Rated)                                         2.9
Other*                                                 2.8

  * Includes portfolio holdings in short-term investments.



                                                   Percent of
BlackRock MuniYield Florida Fund                     Total
By S&P/Moody's Rating                             Investments

AAA/Aaa                                               75.0%
AA/Aa                                                  2.4
A/A                                                    8.8
BBB/Baa                                               11.3
NR (Not Rated)                                         2.1
Other*                                                 0.4

  * Includes portfolio holdings in short-term investments.



                                                   Percent of
BlackRock MuniYield Michigan Insured Fund II, Inc.   Total
By S&P/Moody's Rating                             Investments

AAA/Aaa                                               83.0%
AA/Aa                                                  4.2
A/A                                                   10.0
BBB/Baa                                                1.8
Other*                                                 1.0

  * Includes portfolio holdings in short-term investments.



                                                   Percent of
BlackRock MuniYield New York Insured Fund, Inc.      Total
By S&P/Moody's Rating                             Investments

AAA/Aaa                                               92.9%
AA/Aa                                                  4.7
A/A                                                    1.3
BBB/Baa                                                0.3
Other*                                                 0.8

  * Includes portfolio holdings in variable rate demand notes and short-term investments.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)

                      BlackRock MuniYield Arizona Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Arizona--130.5%

   $ 1,000   Arizona Educational Loan Marketing Corporation,
             Educational Loan Revenue Refunding Bonds, AMT,
             Junior Sub-Series, 6.30% due 12/01/2008                 $    1,005

     1,435   Arizona Health Facilities Authority Revenue Bonds
             (Catholic Healthcare West), Series A, 6.625%
             due 7/01/2010 (h)                                            1,568

             Arizona Student Loan Acquisition Authority, Student
             Loan Revenue Refunding Bonds, AMT:
     3,285      Junior Subordinated Series B-1, 6.15%
                due 5/01/2029                                             3,487
     1,000      Senior-Series A-1, 5.90% due 5/01/2024                    1,058

     1,000   Arizona Tourism and Sports Authority, Tax Revenue
             Bonds (Baseball Training Facilities Project), 5%
             due 7/01/2016                                                1,034

             Downtown Phoenix Hotel Corporation, Arizona,
             Revenue Bonds (c):
     1,500      Senior Series A, 5% due 7/01/2036                         1,580
     1,500      Sub-Series B, 5% due 7/01/2036                            1,580

       750   Gladden Farms Community Facilities District, Arizona,
             GO, 5.50% due 7/15/2031                                        772

     2,000   Glendale, Arizona, IDA, Revenue Refunding Bonds
             (Midwestern University), 5% due 5/15/2031                    2,136

     3,000   Greater Arizona Development Authority, Infrastructure
             Revenue Bonds, Series B, 5% due 8/01/2030 (g)                3,168

       735   Maricopa County, Arizona, Hospital Revenue
             Refunding Bonds (Sun Health Corporation), 6.125%
             due 4/01/2018                                                  751

       900   Maricopa County, Arizona, IDA, Education Revenue
             Bonds (Arizona Charter Schools Project 1), Series A,
             6.625% due 7/01/2020                                           918

     2,000   Maricopa County, Arizona, IDA, Health Facilities
             Revenue Refunding Bonds (Catholic Healthcare West
             Project), Series A, 5.25% due 7/01/2032                      2,108

     2,400   Maricopa County, Arizona, IDA, Hospital Facility
             Revenue Refunding Bonds (Samaritan Health
             Services), Series A, 7% due 12/01/2016 (b)(g)                2,914

     2,000   Maricopa County, Arizona, IDA, S/F Mortgage
             Revenue Bonds, AMT, Series 3-B, 5.25%
             due 8/01/2038 (d)(e)                                         2,088



      Face
    Amount   Municipal Bonds                                           Value

Arizona (continued)

   $ 1,000   Maricopa County, Arizona, Peoria Unified School
             District Number 11, GO, Second Series, 5%
             due 7/01/2025 (c)                                       $    1,063

     1,485   Maricopa County, Arizona, Pollution Control
             Corporation, PCR, Refunding (Public Service
             Company of New Mexico Project), Series A, 6.30%
             due 12/01/2026                                               1,519

       655   Maricopa County, Arizona, Public Finance Corporation,
             Lease Revenue Bonds, RIB, Series 511X, 6.80%
             due 7/01/2014 (a)(j)(m)                                        743

     1,825   Maricopa County, Arizona, Scottsdale Unified School
             District Number 48, GO, 6.60% due 7/01/2012                  2,071

       500   Maricopa County, Arizona, Tempe Elementary Unified
             School District Number 3, GO, Refunding, 7.50%
             due 7/01/2010 (c)                                              555

     1,000   Maricopa County, Arizona, Unified School District
             Number 090, School Improvement, GO (Saddle
             Mountain), Series A, 5% due 7/01/2014                        1,038

     1,000   Mesa, Arizona, IDA Revenue Bonds (Discovery Health
             Systems), Series A, 5.625% due 1/01/2010 (g)(h)              1,057

     1,000   Nogales, Arizona, Municipal Development Authority,
             Inc., Revenue Bonds, 5% due 6/01/2030 (a)                    1,053

     2,900   Northern Arizona University System Revenue Bonds,
             5.50% due 6/01/2014 (c)(h)                                   3,211

     2,000   Phoenix and Pima County, Arizona, IDA, S/F Mortgage
             Revenue Refunding Bonds, AMT, Series 2007-1,
             5.25% due 8/01/2038 (d)(e)                                   2,093

     3,325   Phoenix, Arizona, Civic Improvement Corporation,
             Excise Tax Revenue Bonds (Civic Plaza Expansion
             Project), Sub-Series A, 5% due 7/01/2035 (c)                 3,505

       600   Phoenix, Arizona, Civic Improvement Corporation,
             Senior Lien Airport Revenue Bonds, AMT, Series B,
             5.25% due 7/01/2032 (c)                                        626

             Phoenix, Arizona, Civic Improvement Corporation,
             Water System Revenue Refunding Bonds, Junior Lien:
     2,500      5.50% due 7/01/2020 (c)                                   2,694
     2,000      5% due 7/01/2029 (g)                                      2,118

     2,000   Phoenix, Arizona, IDA, S/F Mortgage Revenue Bonds,
             AMT, Series 2007-2, 5.50% due 8/01/2038 (d)(e)               2,127



Portfolio Abbreviations


To simplify the listings of portfolio holdings in each of the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
PILOT      Payment in Lieu of Taxes
RIB        Residual Interest Bonds
ROLS       Reset Option Long Securities
S/F        Single-Family
VRDN       Variable Rate Demand Notes



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

                      BlackRock MuniYield Arizona Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Arizona (continued)

             Pima County, Arizona, IDA, Education Revenue Bonds
             (Arizona Charter Schools Project), Series C:
   $   745      6.70% due 7/01/2021                                  $      800
       995      6.75% due 7/01/2031                                       1,067

     1,000   Pima County, Arizona, IDA, Education Revenue
             Refunding Bonds (Arizona Charter Schools Project),
             Series O, 5% due 7/01/2026                                   1,005

             Pima County, Arizona, IDA, Education Revenue
             Refunding Bonds (Arizona Charter Schools Project II),
             Series A:
       390      6.75% due 7/01/2011 (h)                                     433
       595      6.75% due 7/01/2021                                         640

     1,000   Pima County, Arizona, IDA, Revenue Refunding Bonds
             (Health Partners), Series A, 5.625% due 4/01/2014 (g)        1,021

     3,050   Pima County, Arizona, Unified School District
             Number 1, Tucson, GO, Refunding, 7.50%
             due 7/01/2009 (c)                                            3,287

             Pinal County, Arizona, COP:
     1,250      5% due 12/01/2026                                         1,291
     1,250      5% due 12/01/2029                                         1,288

       500   Pinal County, Arizona, IDA, Wastewater Revenue
             Bonds (San Manuel Facilities Project), AMT, 6.25%
             due 6/01/2026                                                  555

     2,000   Queen Creek Improvement District Number 001,
             Arizona, Special Assessment Bonds, 5% due 1/01/2032          2,042

     1,500   Salt River Project, Arizona, Agriculture Improvement
             and Power District, Electric System Revenue Refunding
             Bonds, Series A, 5% due 1/01/2035                            1,589

     2,250   Scottsdale, Arizona, IDA, Hospital Revenue Bonds
             (Scottsdale Healthcare), 5.80% due 12/01/2011 (h)            2,458

     1,195   Show Low, Arizona, IDA, Hospital Revenue Bonds
             (Navapache Regional Medical Center), 5%
             due 12/01/2035 (i)                                           1,242

     1,500   South Campus Group LLC, Arizona Student
             Housing Revenue Bonds (Arizona State University
             South Campus Project), Series 2003, 5.625%
             due 9/01/2035 (g)                                            1,637

     1,500   Surprise Municipal Property Corporation, Arizona,
             Wastewater Development Impact Fee Revenue Bonds,
             4.90% due 4/01/2032                                          1,504

       285   Tucson and Pima County, Arizona, IDA, S/F Mortgage
             Revenue Refunding Bonds (Mortgage-Backed
             Securities Program), AMT, Series A-1, 6%
             due 7/01/2021 (d)(e)                                           287

     1,350   Tucson, Arizona, Airport Authority Incorporated,
             Subordinate Lien Revenue Bonds, AMT, 5%
             due 12/01/2025 (g)                                           1,420

     1,000   Tucson, Arizona, IDA, Joint S/F Mortgage Revenue
             Refunding Bonds, AMT, Series A-1, 5.10%
             due 7/01/2038 (d)(e)                                         1,036



      Face
    Amount   Municipal Bonds                                           Value

Arizona (concluded)

   $ 1,000   Tucson, Arizona, IDA, Senior Living Facilities Revenue
             Bonds (Christian Care Tucson Inc. Project), Series A,
             6.125% due 7/01/2010 (h)(i)                             $    1,079

     1,105   University of Arizona, COP, Refunding, Series A,
             5.125% due 6/01/2029 (a)                                     1,169

     2,000   University of Arizona, COP, Series B, 5%
             due 6/01/2028 (a)                                            2,086

             Vistancia Community Facilities District, Arizona, GO:
     1,275      6.75% due 7/15/2022                                       1,419
       750      5.75% due 7/15/2024                                         818

     2,000   Yavapai County, Arizona, IDA, Hospital Facility
             Revenue Bonds (Yavapai Regional Medical Center),
             Series A, 6% due 8/01/2033                                   2,162


Guam--1.6%

     1,000   Guam Government Waterworks Authority, Water and
             Wastewater System, Revenue Refunding Bonds,
             5.875% due 7/01/2035                                         1,075


Puerto Rico--17.2%

     1,000   Puerto Rico Commonwealth Highway and
             Transportation Authority, Highway Revenue Refunding
             Bonds, Series CC, 5.50% due 7/01/2031                        1,158

       560   Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Bonds, Series G, 5% due 7/01/2033                              579

     2,000   Puerto Rico Commonwealth, Public Improvement, GO,
             Series A, 5.125% due 7/01/2031                               2,060

             Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series NN:
     1,500      5.125% due 7/01/2029                                      1,569
     1,000      5% due 7/01/2032 (g)                                      1,051

     1,500   Puerto Rico Industrial, Tourist, Educational, Medical
             and Environmental Control Facilities Revenue Bonds
             (Cogeneration Facility-AES Puerto Rico Project), AMT,
             6.625% due 6/01/2026                                         1,619

     2,000   Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series I, 5.25%
             due 7/01/2033                                                2,124

     1,000   Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series E, 5.50% due 8/01/2029                                1,056

             Total Municipal Bonds
             (Cost--$93,456)--149.3%                                     97,266



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (concluded)

                      BlackRock MuniYield Arizona Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds Held in Trust (l)                         Value

Arizona--19.7%

  $  8,670   Arizona State University Revenue Bonds, 5.50%
             due 7/01/2012 (c)(h)                                    $    9,398

     3,190   Maricopa County, Arizona, Public Finance Corporation,
             Lease Revenue Bonds, 5.50% due 7/01/2015 (a)                 3,404


Puerto Rico--1.6%

     1,000   Puerto Rico Commonwealth, Public Improvement,
             GO, 5.75% due 7/01/2016 (g)                                  1,061

             Municipal Bonds Held in Trust
             (Cost--$13,348)--21.3%                                      13,863



    Shares
      Held   Short-Term Securities                                     Value

     1,939   CMA Arizona Municipal Money Fund, 3.25% (f)(k)          $    1,939

             Total Short-Term Securities
             (Cost--$1,939)--3.0%                                         1,939

Total Investments (Cost--$108,743*)--173.6%                             113,068
Liabilities in Excess of Other Assets--(1.7%)                           (1,117)
Liability for Trust Certificates,
  Including Interest Expense Payable--(10.0%)                           (6,508)
Preferred Stock, at Redemption Value--(61.9%)                          (40,320)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $   65,123
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       102,586
                                                    ===============
    Gross unrealized appreciation                   $         4,133
    Gross unrealized depreciation                              (81)
                                                    ---------------
    Net unrealized appreciation                     $         4,052
                                                    ===============

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FHLMC Collateralized.

(e) FNMA/GNMA Collateralized.

(f) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net            Dividend
    Affiliate                                   Activity          Income

    CMA Arizona Municipal Money Fund              521              $21


(g) MBIA Insured.

(h) Prerefunded.

(i) Radian Insured.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) Represents the current yield as of April 30, 2007.

(l) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

(m) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)

                   BlackRock MuniYield California Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

California--125.4%

   $ 1,730   ABAG Finance Authority for Nonprofit Corporations,
             California, Revenue Refunding Bonds (Redwood
             Senior Homes and Services), 6% due 11/15/2022           $    1,868

     2,075   Antioch Area Public Facilities Financing Agency,
             California, Special Tax (Community Facilities District
             Number 1989-1), 5.70% due 8/01/2009 (a)(f)                   2,190

     2,820   Arcata, California, Joint Powers Financing Authority,
             Tax Allocation Revenue Refunding Bonds
             (Community Development Project Loan), Series A, 6%
             due 8/01/2023 (a)                                            2,825

    10,000   Bay Area Toll Authority, California, Toll Bridge Revenue
             Refunding Bonds (San Francisco Bay Area), Series F,
             5% due 4/01/2031                                            10,597

     1,375   California Health Facilities Financing Authority
             Revenue Bonds (Kaiser Permanente), RIB, Series 26,
             6.79% due 6/01/2022 (d)(h)(p)                                1,480

     1,490   California Health Facilities Financing Authority,
             Revenue Refunding Bonds (Pomona Valley Hospital
             Medical Center), Series A, 5.625% due 7/01/2019 (b)          1,524

     4,990   California Infrastructure and Economic Development
             Bank Revenue Bonds (J. David Gladstone Institute
             Project), 5.50% due 10/01/2022                               5,295

     2,120   California Infrastructure and Economic Development
             Bank, Revenue Refunding Bonds (The Salvation
             Army--Western Territory), 5% due 9/01/2027 (a)               2,256

             California Pollution Control Financing Authority, Solid
             Waste Disposal Revenue Bonds (Waste Management
             Inc. Project), AMT:
     3,000      Series A-2, 5.40% due 4/01/2025                           3,160
     7,000      Series C, 5.125% due 11/01/2023                           7,268

             California Rural Home Mortgage Finance Authority,
             S/F Mortgage Revenue Bonds (Mortgage-Backed
             Securities Program), AMT:
     2,000      Series A, 5.40% due 12/01/2036 (c)(n)                     2,124
        40      Series B, 6.15% due 6/01/2020 (c)                            41
       420      Sub-Series FH-1, 5.50% due 8/01/2047                        434

     5,000   California State Department of Veteran Affairs, Home
             Purchase Revenue Bonds, Sub-Series A-3, 4.60%
             due 12/01/2028                                               5,010

             California State, GO:
     5,000      5.125% due 4/01/2025                                      5,315
       205      5.50% due 4/01/2030                                         224

             California State, GO, Refunding:
       620      5.75% due 5/01/2030                                         661
     2,785      (Veterans), AMT, Series BJ, 5.70%
                due 12/01/2032                                            2,843



      Face
    Amount   Municipal Bonds                                           Value

California (continued)

             California State Public Works Board, Lease Revenue
             Bonds:
   $ 2,000      (California State University), Series C, 5.40%
                due 10/01/2022 (b)                                   $    2,051
     5,000      (Department of Corrections), Series C, 5.50%
                due 6/01/2023                                             5,473
     4,000      (Department of Health Services), Series A, 5.75%
                due 11/01/2009 (b)(f)                                     4,247
    17,000      (Various Community College Projects), Series A,
                5.625% due 3/01/2016 (a)                                 17,197

     6,850   California State, Various Purpose, GO, 5.50%
             due 11/01/2033                                               7,450

     5,250   California Statewide Communities Development
             Authority, COP (John Muir/Mount Diablo Health
             System), 5.125% due 8/15/2022 (b)                            5,372

             California Statewide Communities Development
             Authority, Health Facility Revenue Bonds (Memorial
             Health Services), Series A:
     3,270      6% due 10/01/2023                                         3,565
     3,000      5.50% due 10/01/2033                                      3,169

             California Statewide Communities Development
             Authority, Revenue Refunding Bonds:
     6,975      (Kaiser Hospital Asset Management, Inc.),
                Series C, 5.25% due 8/01/2031                             7,383
     3,500      (Kaiser Permanente), Series A, 5% due 4/01/2031           3,619

     2,380   California Statewide Communities Development
             Authority, Water Revenue Bonds (Pooled Financing
             Program), Series C, 5.25% due 10/01/2028 (d)                 2,536

     2,000   Chino Basin, California, Regional Financing Authority
             Revenue Bonds (Inland Empire Utility Agency Sewer
             Project), 5.75% due 11/01/2009 (b)(f)                        2,125

     5,000   Chula Vista, California, IDR, Refunding (San
             Diego Gas & Electric Co.), AMT, Series C, 5.25%
             due 12/01/2027                                               5,323

     2,705   Contra Costa County, California, Public Financing
             Authority, Lease Revenue Refunding Bonds (Various
             Capital Facilities), Series A, 5.30% due 8/01/2020 (b)       2,781

     3,750   Cucamonga, California, County Water District, COP,
             5.125% due 9/01/2035 (e)                                     3,938

     2,500   Davis, California, Joint Unified School District,
             Community Facilities District, Special Tax Refunding
             Bonds, Number 1, 5.50% due 8/15/2021 (b)                     2,513

     7,000   Fontana Unified School District, California, GO,
             Series A, 5.25% due 8/01/2028 (d)                            7,527

     4,000   Fremont, California, Unified School District, Alameda
             County, GO (Election of 2002), Series B, 5%
             due 8/01/2030 (d)                                            4,235

     3,300   Golden State Tobacco Securitization Corporation of
             California, Tobacco Settlement Revenue Refunding
             Bonds, Senior Series A-1, 5.75% due 6/01/2047                3,529

     9,390   Grant Joint Union High School District, California, GO
             (Election of 2006), 5% due 8/01/2029 (d)                     9,873

     5,595   Grossmont-Cuyamaca Community College District,
             California, GO (Election of 2002), Series B, 5%
             due 8/01/2029 (e)                                            5,928



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

                   BlackRock MuniYield California Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

California (continued)

             Industry, California, Urban Development Agency, Tax
             Allocation Refunding Bonds (Civic-Recreational-
             Industrial Redevelopment Project Number 1) (b):
   $ 5,000      5.50% due 5/01/2020                                  $    5,082
    14,915      5.50% due 5/01/2021                                      15,177

     4,745   Las Virgenes, California, Unified School District, GO,
             Series A, 5% due 8/01/2028 (d)                               5,059

     2,000   Los Angeles, California, COP (Sonnenblick Del Rio
             West Los Angeles), 6.20% due 11/01/2031 (a)                  2,169

     7,000   Los Angeles, California, Wastewater System Revenue
             Bonds, Series A, 5% due 6/01/2008 (e)(f)                     7,180

     4,500   Los Angeles, California, Wastewater System, Revenue
             Refunding Bonds, Subordinate Series A, 5%
             due 6/01/2027 (b)                                            4,701

     3,780   Los Angeles County, California, Metropolitan
             Transportation Authority, Sales Tax Revenue Refunding
             Bonds, Proposition A, First Tier Senior Series A, 5%
             due 7/01/2027 (a)                                            4,009

     5,000   Los Angeles County, California, Public Works
             Financing Authority, Lease Revenue Bonds (Multiple
             Capital Facilities Project VI), Series A, 5.625%
             due 5/01/2010 (a)(f)                                         5,290

     2,550   Los Angeles County, California, Sanitation Districts
             Financing Authority, Revenue Refunding Bonds
             (Capital Projects--District Number 14), Sub-Series B,
             5% due 10/01/2030 (e)                                        2,697

     1,000   Metropolitan Water District of Southern California,
             Waterworks Revenue Bonds, Series A, 5%
             due 7/01/2030 (d)                                            1,058

     8,705   Modesto, California, Wastewater Treatment Facilities
             Revenue Bonds, 5.625% due 11/01/2007 (b)(f)                  8,876

     7,570   Morgan Hill, California, Unified School District, GO,
             5% due 8/01/2026 (e)(g)(k)                                   3,256

     6,675   Murrieta Valley, California, Unified School District,
             Public Financing Authority, Special Tax Revenue Bonds,
             Series A, 5.125% due 9/01/2026 (m)                           7,174

             Oakland, California, Alameda County Unified School
             District, GO (b):
     6,240      (Election of 2000), 5% due 8/01/2027                      6,603
     3,290      Series F, 5.50% due 8/01/2017                             3,478
     3,770      Series F, 5.50% due 8/01/2018                             3,982

     5,250   Orange County, California, Sanitation District, COP,
             5% due 2/01/2033 (e)                                         5,473

     3,000   Oxnard, California, Financing Authority,
             Wastewater Revenue Bonds (Redwood Trunk Sewer
             and Headworks Projects), Series A, 5.25%
             due 6/01/2034 (e)                                            3,217

     1,000   Palm Springs, California, Financing Authority, Lease
             Revenue Refunding Bonds (Convention Center
             Project), Series A, 5.50% due 11/01/2035 (b)                 1,106

     2,000   Peralta, California, Community College District, GO
             (Election of 2000), Series D, 5% due 8/01/2030 (d)           2,118

     1,750   Pleasant Valley, California, School District, Ventura
             County, GO, Series C, 5.75% due 8/01/2025 (b)(g)             1,828



      Face
    Amount   Municipal Bonds                                           Value

California (continued)

   $10,600   Port of Oakland, California, Port Revenue Refunding
             Bonds, Series I, 5.40% due 11/01/2017 (b)               $   10,901

     4,315   Rancho Cucamonga, California, Redevelopment
             Agency, Tax Allocation Refunding Bonds (Rancho
             Redevelopment Project), 5.25% due 9/01/2020 (d)              4,494

     2,345   Richmond, California, Redevelopment Agency, Tax
             Allocation, Refunding Bonds (Harbour Redevelopment
             Project), Series A, 5.50% due 7/01/2018 (b)                  2,438

     2,500   Sacramento, California, Municipal Utility District
             Financing Authority, Revenue Bonds (Consumers
             Project), 5.125% due 7/01/2029 (b)                           2,694

     5,000   Sacramento, California, Municipal Utility District,
             Electric Revenue Refunding Bonds, Series L, 5.125%
             due 7/01/2022 (b)                                            5,109

             Sacramento County, California, Sanitation District
             Financing Authority, Revenue Refunding Bonds:
     6,775      (County Sanitation District Number 1), 5%
                due 8/01/2035 (b)                                         7,169
     3,455      Series A, 5.60% due 12/01/2017                            3,460

     2,110   Salinas Valley, California, Solid Waste Authority,
             Revenue Refunding Bonds, AMT, 5.125%
             due 8/01/2022 (a)                                            2,195

     8,000   San Bernardino, California, City Unified School
             District, GO, Refunding, Series A, 5.875%
             due 8/01/2009 (e)(f)                                         8,480

     3,000   San Bernardino, California, Joint Powers Financing
             Authority, Lease Revenue Bonds (Department
             of Transportation Lease), Series A, 5.50%
             due 12/01/2020 (b)                                           3,032

     2,355   San Diego, California, Certificates of Undivided
             Interest Revenue Bonds, ROLS, Series II-R-551X,
             6.374% due 8/01/2024 (e)(h)(p)                               2,477

     5,010   San Diego County, California, Water Authority, Water
             Revenue Bonds, COP, Series A, 5% due 5/01/2031 (d)           5,270

     6,000   San Francisco, California, Bay Area Rapid Transit
             District, Sales Tax Revenue Refunding Bonds, Series A,
             5% due 7/01/2030 (b)                                         6,350

     1,720   San Francisco, California, City and County Educational
             Facilities, GO (Community College), Series A, 5.75%
             due 6/15/2008 (f)                                            1,795

     1,310   San Francisco, California, City and County Zoo
             Facilities, GO, Series B, 5.75% due 6/15/2008 (f)            1,367

     4,615   San Jose, California, Airport Revenue Bonds, Series D,
             5% due 3/01/2028 (b)                                         4,832

     1,855   San Jose, California, Unified School District, Santa
             Clara County, GO (Election of 2002), Series B, 5%
             due 8/01/2029 (e)                                            1,965

    10,005   San Jose-Evergreen, California, Community College
             District, Capital Appreciation, GO (Election of 2004),
             Refunding, Series A, 5.12% due 9/01/2023 (b)(k)              4,615

     5,000   San Juan, California, Unified School District, GO
             (Election of 2002), 5% due 8/01/2028 (b)                     5,229

     2,000   San Mateo County, California, Community College
             District, GO (Election of 2001), Series C, 5%
             due 3/01/2031                                                2,119



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

                   BlackRock MuniYield California Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

California (concluded)

   $ 2,020   Santa Clara, California, Unified School District, GO,
             5.50% due 7/01/2021 (e)                                 $    2,149

     3,500   Santa Clara County, California, Housing Authority,
             M/F Housing Revenue Bonds (John Burns Gardens
             Apartments Project), AMT, Series A, 6% due 8/01/2041         3,703

             Santa Clarita, California, Community College
             District, GO:
     2,170      (Election 2001), 5% due 8/01/2028 (d)                     2,301
     4,000      (Election of 2004), Series A, 5%
                due 5/01/2015 (b)(f)                                      4,352

     4,000   Santa Monica, California, Redevelopment Agency, Tax
             Allocation Bonds (Earthquake Recovery Redevelopment
             Project), 6% due 7/01/2009 (a)(f)                            4,243

     2,500   Sequoia, California, Unified High School District, GO,
             Refunding, 5% due 7/01/2028 (d)                              2,664

     1,675   Shasta-Tehama-Trinity Joint Community College
             District, California, GO (Election of 2002), Series B,
             5.25% due 8/01/2024 (d)                                      1,834

     6,875   Sonoma County, California, Junior College District,
             GO (Election 2002), Refunding, Series B, 5%
             due 8/01/2028 (d)                                            7,289

     2,265   South Bayside, California, Waste Management
             Authority, Waste System Revenue Bonds, 5.75%
             due 3/01/2020 (a)                                            2,391

     1,600   Stockton, California, Public Financing Authority, Water
             Revenue Bonds (Water System Capital Improvement
             Projects), Series A, 5% due 10/01/2031 (b)                   1,695

     2,930   Stockton, California, Public Financing Revenue
             Bonds (Redevelopment Projects), Series A, 5.25%
             due 9/01/2034 (i)                                            3,119

     3,235   Taft, California, Public Financing Authority, Lease
             Revenue Bonds (Community Correctional Facility),
             Series A, 6.05% due 1/01/2017 (b)                            3,434

     1,310   Torrance, California, Hospital Revenue Refunding
             Bonds (Torrance Memorial Medical Center), Series A,
             6% due 6/01/2022                                             1,413

     1,000   Ventura, California, Unified School District, GO
             (Election of 1997), Series H, 5.125% due 8/01/2034 (d)       1,062

     3,990   Vernon, California, Electric System Revenue Bonds
             (Malburg Generating Station Project), 5.50%
             due 4/01/2008 (f)                                            4,063

     5,000   Vista, California, Joint Powers Financing Authority,
             Lease Revenue Refunding Bonds, 5.625%
             due 5/01/2016 (b)                                            5,108


Puerto Rico--3.0%

     2,500   Puerto Rico Commonwealth, Public Improvement, GO,
             Series A, 5.25% due 7/01/2030                                2,686

     6,500   Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series NN, 5.125% due 7/01/2029                       6,797



      Face
    Amount   Municipal Bonds                                           Value

U.S. Virgin Islands--1.1%

   $ 3,000   Virgin Islands Government Refinery Facilities, Revenue
             Refunding Bonds (Hovensa Coker Project), AMT,
             6.50% due 7/01/2021                                     $    3,376

             Total Municipal Bonds
             (Cost--$400,156)--128.7%                                   414,152



             Municipal Bonds Held in Trust (o)

California--37.6%

     9,000   Anaheim, California, Public Financing Authority, Electric
             System District Facilities Revenue Bonds, Series A, 5%
             due 10/01/2031 (d)                                           9,394

     7,250   California Health Facilities Financing Authority Revenue
             Bonds (Kaiser Permanente), Series A, 5.50%
             due 6/01/2022 (d)(g)                                         7,527

    10,210   Contra Costa County, California, Community College
             District, GO (Election of 2002), 5% due 8/01/2030 (d)       10,748

     6,020   La Quinta, California, Financing Authority, Local Agency
             Revenue Bonds, Series A, 5.125% due 9/01/2034 (a)            6,385

    13,500   Los Angeles, California, Unified School District, GO,
             Series A, 5% due 1/01/2028 (b)                              14,498

    10,460   Palm Desert, California, Financing Authority, Tax
             Allocation Revenue Refunding Bonds (Project Area
             Number 2), Series A, 5.125% due 8/01/2036 (a)               11,187

    11,615   Port of Oakland, California, Revenue Refunding Bonds,
             AMT, Series L, 5.375% due 11/01/2027 (e)                    12,332

    16,000   Sacramento, California, Municipal Utility District
             Financing Authority, Revenue Bonds (Consumers
             Project), 5.125% due 7/01/2029 (b)                          17,242

    16,000   San Diego, California, Certificates of Undivided Interest
             Revenue Bonds (Water Utility Fund), 5.20%
             due 8/01/2024 (e)                                           16,415

     5,430   San Francisco, California, Bay Area Rapid Transit District,
             Sales Tax Revenue Refunding Bonds, Series A, 5%
             due 7/01/2034 (b)                                            5,737

     8,490   University of California, Limited Project Revenue Bonds,
             Series B, 5% due 5/15/2033 (d)                               8,916

             Total Municipal Bonds Held in Trust
             (Cost--$117,681)--39.1%                                    120,381



    Shares
      Held   Short-Term Securities

    11,597   CMA California Municipal Money Fund, 3.29% (j)(l)           11,597

             Total Short-Term Securities
             (Cost--$11,597)--3.6%                                       11,597

Total Investments (Cost--$529,434*)--170.7%                             546,310
Other Assets Less Liabilities--2.1%                                       6,586
Liability for Trust Certificates,
  Including Interest Expense Payable--(18.0%)                          (57,642)
Preferred Stock, at Redemption Value--(54.8%)                         (175,167)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  319,907
                                                                     ==========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (concluded)

                   BlackRock MuniYield California Fund, Inc.     (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       473,418
                                                    ===============
    Gross unrealized appreciation                   $        16,069
    Gross unrealized depreciation                             (344)
                                                    ---------------
    Net unrealized appreciation                     $        15,725
                                                    ===============

(a) AMBAC Insured.

(b) MBIA Insured.

(c) FNMA/GNMA Collateralized.

(d) FSA Insured.

(e) FGIC Insured.

(f) Prerefunded.

(g) Escrowed to maturity.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Radian Insured.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net            Dividend
    Affiliate                                   Activity          Income

    CMA California Municipal Money Fund          7,604             $204


(k) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.

(l) Represents the current yield as of April 30, 2007.

(m) Assured Guaranty Insured.

(n) FHLMC Collateralized.

(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds
    Held in Trust.

(p) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)

           BlackRock MuniYield California Insured Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

California--130.7%

   $ 7,000   ABAG Finance Authority for Nonprofit Corporations,
             California, COP (Children's Hospital Medical Center),
             6% due 12/01/2029 (a)                                    $   7,428

     2,350   Alameda, California, GO, 5% due 8/01/2033 (f)                2,474

     5,665   Alhambra, California, Unified School District, GO
             (Election of 2004), Series A, 5% due 8/01/2029 (b)           6,002

     3,580   Anaheim, California, Public Financing Authority,
             Electric System Distribution Facilities Revenue Bonds,
             Series A, 5% due 10/01/2031 (e)                              3,737

     9,545   Anaheim, California, Public Financing Authority, Lease
             Revenue Bonds (Public Improvements Project),
             Sub-Series C, 4.45% due 9/01/2036 (e)(n)                     2,528

     2,400   Anaheim, California, Union High School District, GO
             (Election of 2002), 5% due 8/01/2027 (f)                     2,510

     5,675   Azusa, California, Public Financing Authority, Parity
             Revenue Bonds (Water System Capital Improvements
             Program), 5% due 7/01/2031 (e)                               6,037

       255   Bay Area Government Association, California, Tax
             Allocation Revenue Refunding Bonds (California
             Redevelopment Agency Pool), Series A, 6%
             due 12/15/2024 (e)                                             256

     3,990   Brentwood, California, Infrastructure Refinancing
             Authority, Infrastructure Revenue Refunding Bonds,
             Series A, 5.20% due 9/02/2029 (e)                            4,210

             California Community College Financing Authority,
             Lease Revenue Bonds, Series A (f)(g):
     3,215      5.95% due 12/01/2009                                      3,463
     1,100      6% due 12/01/2009                                         1,186

     5,000   California Educational Facilities Authority Revenue
             Bonds (University of San Diego), Series A, 5.50%
             due 10/01/2032                                               5,340

     9,930   California Educational Facilities Authority, Student
             Loan Revenue Bonds (CalEdge Loan Program), AMT,
             5.55% due 4/01/2028 (a)                                     10,168

             California HFA, Home Mortgage Revenue Bonds,
             VRDN (m):
     1,000      AMT, Series B, 3.97% due 8/01/2033 (e)                    1,000
     9,935      Series F, 3.95% due 2/01/2033 (a)                         9,935

     2,750   California Health Facilities Financing Authority
             Revenue Bonds (Kaiser Permanente), Series A, 5.50%
             due 6/01/2022 (e)(i)                                         2,855

             California Rural Home Mortgage Finance Authority,
             S/F Mortgage Revenue Bonds (Mortgage-Backed
             Securities Program), AMT (d):
       320      Series A, 6.35% due 12/01/2029 (c)                          326
       160      Series B, 6.25% due 12/01/2031                              163

    12,680   California State Department of Veteran Affairs, Home
             Purchase Revenue Refunding Bonds, Series A, 5.35%
             due 12/01/2027 (a)                                          13,521
       860   California State, GO, 6.25% due 10/01/2019 (f)                 869

             California State, GO, Refunding:
     3,000      5.25% due 2/01/2029                                       3,186
     3,000      Series BX, 5.50% due 12/01/2031 (e)                       3,004



      Face
    Amount   Municipal Bonds                                           Value

California (continued)

             California State Public Works Board, Lease
             Revenue Bonds:
   $ 4,530      (Department of Corrections-Ten Administrative
                Segregation Housing Units), Series A, 5.25%
                due 3/01/2020 (a)                                     $   4,815
     1,000      (Office of Emergency Services), Series A, 5%
                due 3/01/2032 (b)                                         1,061

     2,660   California State University, Systemwide Revenue
             Bonds, Series A, 5.375% due 11/01/2018 (b)                   2,889

     2,720   California State University, Systemwide Revenue
             Refunding Bonds, Series A, 5.125% due 11/01/2026 (a)         2,860

     5,950   California State, Various Purpose, GO, 5.50%
             due 11/01/2033                                               6,471

     4,100   California Statewide Communities Development
             Authority, COP (Kaiser Permanente), 5.30%
             due 12/01/2015 (e)(i)                                        4,239

     3,685   California Statewide Communities Development
             Authority, Health Facility Revenue Bonds (Memorial
             Health Services), Series A, 6% due 10/01/2023                4,017

     2,650   California Statewide Communities Development
             Authority, Revenue Refunding Bonds (Kaiser
             Permanente), Series A, 5% due 4/01/2031                      2,740

     8,155   Calleguas-Las Virgenes, California, Public Financing
             Authority Revenue Bonds (Calleguas Municipal Water
             District Project), Series A, 5% due 7/01/2013 (f)(g)         8,758

     7,000   Capistrano, California, Unified School District,
             Community Facility District, Special Tax Refunding
             Bonds, 5% due 9/01/2029 (b)                                  7,395

             Castaic Lake Water Agency, California, Revenue
             Bonds, COP, Series C (f):
     5,200      5% due 8/01/2030                                          5,500
     3,900      5% due 8/01/2036                                          4,115

     4,600   Ceres, California, Redevelopment Agency, Tax
             Allocation Bonds (Ceres Redevelopment Project Area
             Number 1), 5.75% due 11/01/2010 (f)(g)                       5,009

     6,000   Chaffey, California, Union High School District, GO,
             Series C, 5.375% due 5/01/2023 (e)                           6,454

     3,000   Chino Valley, California, Unified School District, GO
             (Election of 2002), Series C, 5.25% due 8/01/2030 (f)        3,250

     5,910   Chula Vista, California, Elementary School District,
             COP, 5% due 9/01/2029 (f)                                    6,209

             Coachella Valley, California, Unified School District:
     6,000      COP, 5% due 9/01/2031 (a)                                 6,344
     3,275      GO, (Election of 2005), Series A, 5%
                due 8/01/2025 (b)                                         3,482

     2,540   Coalinga, California, Redevelopment Agency Tax
             Allocation Bonds, 5.90% due 9/15/2025 (f)                    2,767

     4,135   Contra Costa, California, Water District, Water Revenue
             Refunding Bonds, Series L, 5% due 10/01/2032 (e)             4,312

    12,180   Contra Costa County, California, COP, Refunding
             (Merrithew Memorial Hospital Project), 5.375%
             due 11/01/2017 (f)                                          12,515

     8,500   Corona, California, COP (Clearwater Cogeneration
             Project), 5% due 9/01/2028 (f)                               8,889



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

           BlackRock MuniYield California Insured Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

California (continued)

   $ 1,100   El Centro, California, Financing Authority, Water
             Revenue Bonds, Series A, 5.25% due 10/01/2035 (e)        $   1,193

             Fremont, California, Unified School District, Alameda
             County, GO:
     6,000      (Election of 2002), Series B, 5% due 8/01/2030 (e)        6,353
    10,755      Series A, 5.50% due 8/01/2026 (b)                        11,631

     4,295   Fresno, California, Joint Powers Financing
             Authority, Lease Revenue Bonds, Series A, 5.75%
             due 6/01/2026 (e)                                            4,601

     6,930   Fullerton, California, Public Financing Authority, Tax
             Allocation Revenue Bonds, 5% due 9/01/2027 (a)               7,321

     4,390   Glendale, California, Electric Revenue Bonds, 5%
             due 2/01/2032 (f)                                            4,565

             Glendora, California, Unified School District, GO
             (Election of 2005), Series A (f):
     1,350      5% due 8/01/2027                                          1,437
     2,700      5.25% due 8/01/2030                                       2,941

     5,710   Hanford, California, Joint Unified High School
             District, GO (Election of 2004), Series A, 4.75%
             due 8/01/2029 (e)                                            5,922

     4,090   Imperial, California, Community College District, GO
             (Election of 2004), 5% due 8/01/2029 (b)                     4,334

     2,500   La Quinta, California, Financing Authority, Local
             Agency Revenue Bonds, Series A, 5.25%
             due 9/01/2024 (a)                                            2,699

     3,050   Little Lake, California, City School District, GO,
             Refunding, 5.50% due 7/01/2025 (e)                           3,393

    10,260   Lodi, California, Unified School District, GO (Election
             of 2002), 5% due 8/01/2029 (e)                              10,730

     8,890   Long Beach, California, Harbor Revenue Refunding
             Bonds, AMT, Series B, 5.20% due 5/15/2027 (f)                9,400

    10,000   Los Angeles, California, Community Redevelopment
             Agency, Community Redevelopment Financing
             Authority Revenue Bonds (Bunker Hill Project),
             Series A, 5% due 12/01/2027 (e)                             10,521

             Los Angeles, California, Department of Airports,
             Airport Revenue Bonds:
       290      (Los Angeles International Airport), AMT,
                Series D, 5.625% due 5/15/2012 (b)                          290
     5,275      Series A, 5.25% due 5/15/2019 (b)                         5,630

             Los Angeles, California, Unified School District, GO:
     2,880      (Election of 2004), Series C, 5% due 7/01/2027 (b)        3,065
     5,000      (Election of 2004), Series F, 5% due 7/01/2030 (b)        5,321
     7,000      Series E, 5% due 7/01/2030 (a)                            7,408

             Los Angeles, California, Unified School District, GO,
             Refunding, Series B (b):
     6,015      4.75% due 7/01/2024                                       6,274
     4,000      4.75% due 7/01/2025                                       4,166

     5,000   Los Angeles, California, Wastewater System Revenue
             Refunding Bonds, Series A, 4.75% due 6/01/2035 (f)           5,145

     5,000   Los Angeles, California, Water and Power Revenue
             Bonds (Power System), Sub-Series A-1, 5%
             due 7/01/2031 (e)                                            5,288



      Face
    Amount   Municipal Bonds                                           Value

California (continued)

   $ 3,165   Los Angeles, California, Water and Power Revenue
             Refunding Bonds (Power System), Series A-A-2,
             5.375% due 7/01/2021 (f)                                 $   3,370

     3,000   Los Rios, California, Community College District, GO
             (Election of 2002), Series B, 5% due 8/01/2027 (f)           3,158

             Los Angeles County, California, Metropolitan
             Transportation Authority, Sales Tax Revenue
             Refunding Bonds:
     5,240      Proposition A, First Tier Senior Series A, 5%
                due 7/01/2027 (a)                                         5,557
     6,500      Proposition A, First Tier Senior Series A, 5%
                due 7/01/2035 (a)                                         6,875
     2,000      Proposition C, Second Tier Senior Series A, 5.25%
                due 7/01/2010 (b)(g)                                      2,118

     8,735   Los Angeles County, California, Public Works Financing
             Authority, Lease Revenue Refunding Bonds (Master
             Refunding Project), Series A, 5% due 12/01/2028 (f)          9,234

     2,010   Madera, California, Public Financing Authority, Water
             and Wastewater Revenue Refunding Bonds, 5%
             due 3/01/2036 (f)                                            2,126

     6,865   Merced, California, Community College District,
             GO (School Facilities District Number 1), 5%
             due 8/01/2031 (f)                                            7,304

     5,370   Metropolitan Water District of Southern California,
             Waterworks Revenue Bonds, Series B-1, 5%
             due 10/01/2033 (b)                                           5,622

     8,000   Murrieta Valley, California, Unified School District,
             Public Financing Authority, Special Tax Revenue Bonds,
             Series A, 5.125% due 9/01/2026 (l)                           8,598

     6,015   Natomas Unified School District, California, GO
             (Election of 2006), 5% due 8/01/2028 (b)                     6,377

     4,245   Nevada County, California, COP, Refunding, 5.25%
             due 10/01/2019 (f)                                           4,502

     2,000   New Haven, California, Unified School District, GO,
             Refunding, 5.75% due 8/01/2020 (e)                           2,195

     4,270   Oakland, California, Sewer Revenue Bonds, Series A,
             5% due 6/15/2029 (e)                                         4,494

     2,000   Oakland, California, State Building Authority, Lease
             Revenue Bonds (Elihu M. Harris State Office Building),
             Series A, 5.50% due 4/01/2008 (a)(g)                         2,056

     1,245   Orange County, California, Airport Revenue Refunding
             Bonds, AMT, 5.625% due 7/01/2012 (f)                         1,273

     6,360   Orange County, California, Public Financing Authority,
             Lease Revenue Refunding Bonds (Juvenile Justice
             Center Facility), 5.375% due 6/01/2018 (a)                   6,896

    10,000   Oxnard, California, Financing Authority, Wastewater
             Revenue Bonds (Redwood Trunk Sewer and Headworks
             Projects), Series A, 5.25% due 6/01/2034 (b)                10,724

     9,645   Oxnard, California, Unified High School District, GO,
             Refunding, Series A, 6.20% due 8/01/2030 (f)                11,275

     1,275   Palm Springs, California, Financing Authority, Lease
             Revenue Refunding Bonds (Convention Center
             Project), Series A, 5.50% due 11/01/2035 (f)                 1,411



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

           BlackRock MuniYield California Insured Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

California (continued)

   $ 4,640   Palmdale, California, Water District Public Facility
             Corporation, COP, 5% due 10/01/2029 (b)                  $   4,868

             Placentia-Yorba Linda, California, Unified
             School District:
     5,000      COP, 5% due 10/01/2030 (b)                                5,267
     5,000      GO, (Election of 2002), Series C, 5%
                due 8/01/2029 (f)                                         5,298

         2   Port of Oakland, California, RIB, AMT, Series 1192,
             6.58% due 11/01/2027 (b)(h)(p)                                   2

     7,500   Port of Oakland, California, Revenue Bonds, AMT,
             Series K, 5.75% due 11/01/2029 (b)                           7,892

     3,000   Riverside, California, COP, 5% due 9/01/2028 (a)             3,137

             Riverside, California, Unified School District, GO
             (Election of 2001):
     6,000      Series A, 5.25% due 2/01/2023 (b)                         6,407
     7,515      Series B, 5% due 8/01/2030 (f)                            8,001

     4,500   Riverside County, California, Asset Leasing
             Corporation, Leasehold Revenue Refunding Bonds
             (Riverside County Hospital Project), Series B, 5.70%
             due 6/01/2016 (f)                                            4,961

     3,000   Sacramento, California, City Financing Authority,
             Capital Improvement Revenue Bonds (Community Rein
             Capital Program), Series A, 5% due 12/01/2036 (a)            3,176

     2,565   Saddleback Valley, California, Unified School District,
             GO, 5% due 8/01/2029 (e)                                     2,702

     5,000   San Bernardino, California, City Unified School District,
             GO, Series A, 5% due 8/01/2028 (e)                           5,260

       320   San Bernardino County, California, S/F Home
             Mortgage Revenue Refunding Bonds, AMT, Series A-1,
             6.25% due 12/01/2031 (d)                                       326

             San Diego, California, Redevelopment Agency,
             Subordinate Tax Allocation Bonds (Centre City
             Redevelopment Project), Series A (a):
     2,720      5.25% due 9/01/2024                                       2,965
     2,860      5.25% due 9/01/2025                                       3,115

     5,400   San Diego, California, Unified Port District,
             Revenue Refunding Bonds, AMT, Series A, 5.25%
             due 9/01/2019 (f)                                            5,786

             San Diego County, California, COP (Salk Institute for
             Bio Studies) (f):
     3,570      5.75% due 7/01/2022                                       3,839
     5,200      5.75% due 7/01/2031                                       5,582

             San Diego County, California, Water Authority, Water
             Revenue Bonds, COP, Series A (e):
     7,350      5% due 5/01/2030                                          7,736
    10,000      5% due 5/01/2031                                         10,518

     9,630   San Francisco, California, Bay Area Rapid Transit
             District, Sales Tax Revenue Refunding Bonds Series A,
             5% due 7/01/2030 (f)                                        10,192



      Face
    Amount   Municipal Bonds                                           Value

California (continued)

             San Francisco, California, City and County Airport
             Commission, International Airport Revenue
             Refunding Bonds:
   $ 9,455      Second Series 28B, 5.25% due 5/01/2012 (f)(g)         $  10,159
     5,000      Second Series, Issue 32G, 5% due 5/01/2026 (b)            5,320

             San Francisco, California, City and County Airport
             Commission, International Airport, Special Facilities
             Lease Revenue Bonds (SFO Fuel Company LLC), AMT,
             Series A (e):
     1,000      6.10% due 1/01/2020                                       1,034
       985      6.125% due 1/01/2027                                      1,019

             San Francisco, California, Community College District,
             GO, Refunding, Series A (b):
     1,735      5.375% due 6/15/2019                                      1,853
     1,730      5.375% due 6/15/2020                                      1,848
     1,925      5.375% due 6/15/2021                                      2,056

     4,135   San Jose, California, Airport Revenue Bonds, Series D,
             5% due 3/01/2028 (f)                                         4,330

     1,632   San Jose, California, Financing Authority, Lease
             Revenue Refunding Bonds, DRIVERS, Series 1280Z,
             5.799% due 12/01/2010 (a)(h)(p)                              1,748

     7,300   San Jose, California, Redevelopment Agency, Tax
             Allocation Bonds (Housing Set-Aside Merged Area),
             AMT, Series E, 5.85% due 8/01/2027 (f)                       7,478

     4,250   San Juan, California, Unified School District, GO
             (Election of 2002), 5% due 8/01/2028 (f)                     4,445

     4,350   San Mateo County, California, Transit District, Sales
             Tax Revenue Refunding Bonds, Series A, 5%
             due 6/01/2029 (f)                                            4,605

     2,595   Santa Clara, California, Redevelopment Agency, Tax
             Allocation Bonds (Bayshore North Project), Series A,
             5.25% due 6/01/2019 (a)                                      2,700

     5,500   Santa Clara, California, Subordinated Electric Revenue
             Bonds, Series A, 5% due 7/01/2028 (f)                        5,749

     1,100   Santa Clara Valley, California, Water District,
             Water Utility System Revenue, Series A, 5.125%
             due 6/01/2010 (b)(g)                                         1,148

             Santa Rosa, California, High School District, GO:
     2,500      (Election of 2002), 5% due 8/01/2028 (f)                  2,614
     3,000      5.375% due 8/01/2026 (e)                                  3,196

     6,750   Shasta, California, Joint Powers Financing Authority,
             Lease Revenue Bonds (County Administration Building
             Project), Series A, 5% due 4/01/2033 (f)                     7,023

     1,645   South Tahoe, California, Joint Powers Financing
             Authority, Revenue Refunding Bonds (South Tahoe
             Redevelopment Project Area Number 1), Series A, 5%
             due 10/01/2029 (e)                                           1,726

     5,000   Southern California Public Power Authority, Power
             Project Revenue Bonds (Magnolia Power Project),
             Series A-1, 5% due 7/01/2033 (a)                             5,210



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

           BlackRock MuniYield California Insured Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

California (concluded)

   $ 2,600   Stockton, California, Public Financing Authority, Water
             Revenue Bonds (Water System Capital Improvement
             Projects), Series A, 5% due 10/01/2031 (f)               $   2,754

     1,055   Stockton, California, Public Financing Revenue
             Refunding Bonds, Series A, 5.875% due 9/02/2016 (e)          1,064

     1,500   Tehachapi, California, COP, Refunding (Installment
             Sale), 5.75% due 11/01/2016 (e)                              1,635

     6,000   Tracy, California, Community Development Agency,
             Tax Allocation Refunding Bonds, Series A, 5%
             due 3/01/2034 (a)                                            6,239

     3,000   Turlock, California, Public Finance Authority, Sewer
             Revenue Bonds, Series A, 5% due 9/15/2033 (b)                3,140

             University of California Revenue Bonds (g):
    14,830      (Multiple Purpose Projects), Series Q, 5%
                due 9/01/2011 (e)                                        15,777
     4,790      5.125% due 9/01/2010 (b)                                  5,065

     3,395   Ventura County, California, Community College
             District, GO, Refunding, Series A, 5%
             due 8/01/2027 (f)                                            3,550

     2,550   Vista, California, Unified School District, GO, Series B,
             5% due 8/01/2028 (b)                                         2,667

     2,185   Walnut, California, Public Financing Authority, Tax
             Allocation Revenue Bonds (Walnut Improvement
             Project), 5.375% due 9/01/2021 (a)                           2,329

     6,690   West Contra Costa, California, Unified School
             District, GO (Election of 2002), Series B, 5%
             due 8/01/2032 (e)                                            6,950


Puerto Rico--5.1%

     5,000   Puerto Rico Commonwealth, GO, 4.875%
             due 7/01/2023 (f)                                            5,099

     4,335   Puerto Rico Commonwealth, Public Improvement, GO,
             5.75% due 7/01/2017 (f)                                      4,601

     5,250   Puerto Rico Electric Power Authority, Power Revenue
             Refunding Bonds, Series UU, 5% due 7/01/2024 (e)             5,662

    10,000   Puerto Rico Municipal Finance Agency, GO, RIB,
             Series 225, 7.31% due 8/01/2012 (e)(h)                      11,096

             Total Municipal Bonds
             (Cost--$673,824)--135.8%                                   699,001



      Face
    Amount   Municipal Bonds                                           Value

California--29.1%

   $19,870   California State, Veterans, GO, Refunding, AMT,
             Series B, 5.70% due 12/01/2032 (a)                      $   20,290

    10,000   East Bay Municipal Utility District, California, Water
             System Revenue Bonds, Sub-Series A, 5%
             due 6/01/2035 (f)                                           10,557

    15,150   Long Beach, California, Harbor Revenue Bonds, AMT,
             Series A, 5.375% due 5/15/2024                              15,862

    16,000   Los Angeles, California, Department of Water and Power,
             Power System Revenue Refunding Bonds, Series A,
             Sub-Series A-2, 5% due 7/01/2027 (f)                        16,724

     9,180   Port of Oaklnad, California, Port Revenue Bonds, AMT,
             Series K, 5.75% due 11/01/2012 (b)                           9,664

    10,820   Port of Oakland, California, Revenue Bonds, AMT,
             Series K, 5.75% due 11/01/2013 (b)                          11,390

    19,035   Port of Oakland, California, Revenue Refunding Bonds,
             AMT, Series L, 5.375% due 11/01/2027 (b)                    20,210

    24,710   San Diego, California, Certificates of Undivided
             Interest Revenue Bonds (Water Utility Fund), 5.20%
             due 8/01/2024 (b)                                           25,351

    10,500   San Francisco, California, Bay Area Rapid Transit
             District, Sales Tax Revenue Refunding Bonds, Series A,
             5% due 7/01/2034 (f)                                        11,094

     8,137   San Jose, California, Financing Authority, Lease Revenue
             Refunding Bonds (Civic Center Project), Series B, 5%
             due 6/01/2032 (a)                                            8,426

             Total Municipal Bonds Held in Trust
             (Cost--$147,476)--29.1%                                    149,568



    Shares
      Held   Short-Term Securities

    13,317   CMA California Municipal Money Fund, 3.29% (j)(k)           13,317

             Total Short-Term Securities
             (Cost--$13,317)--2.6%                                       13,317

Total Investments (Cost--$834,617*)--167.5%                             861,886
Other Assets Less Liabilities--1.0%                                       5,067
Liability for Trust Certificates,
  Including Interest Expense Payable--(15.0%)                          (77,276)
Preferred Stock, at Redemption Value--(53.5%)                         (275,197)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  514,480
                                                                     ==========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (concluded)

           BlackRock MuniYield California Insured Fund, Inc.     (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       758,582
                                                    ===============
    Gross unrealized appreciation                   $        27,512
    Gross unrealized depreciation                             (489)
                                                    ---------------
    Net unrealized appreciation                     $        27,023
                                                    ===============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FHLMC Collateralized.

(d) FNMA/GNMA Collateralized.

(e) FSA Insured.

(f) MBIA Insured.

(g) Prerefunded.

(h) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(i) Escrowed to maturity.

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Dividend
    Affiliate                                   Activity          Income

    CMA California Municipal Money Fund          12,193            $94



(k) Represents the current yield as of April 30, 2007.

(l) Assured Guaranty Insured.

(m) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(n) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.

(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

(p) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)

                            BlackRock MuniYield Florida Fund     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

California--0.5%

   $ 1,000   Golden State Tobacco Securitization Corporation of
             California, Tobacco Settlement Revenue Refunding
             Bonds, Senior Series A-1, 5.75% due 6/01/2047           $    1,070


District of Columbia--0.5%

     1,000   Metropolitan Washington Airports Authority, D.C.,
             Airport System Revenue Bonds, AMT, Series A, 5.25%
             due 10/01/2032 (f)                                           1,050


Florida--132.7%

     2,100   Alachua County, Florida, School Board, COP, 5.25%
             due 7/01/2029 (b)                                            2,243

     1,595   Arbor Greene Community Development District,
             Florida, Special Assessment Revenue Refunding Bonds,
             5% due 5/01/2019                                             1,693

     2,420   Bay County, Florida, Sales Tax Revenue Bonds, 5%
             due 9/01/2027 (b)                                            2,578

     2,000   Beacon Tradeport Community Development District,
             Florida, Special Assessment Revenue Refunding
             Bonds (Commercial Project), Series A, 5.625%
             due 5/01/2032 (o)                                            2,162

     2,030   Brevard County, Florida, Local Option Fuel Tax
             Revenue Bonds, 5% due 8/01/2024 (f)                          2,149

     2,870   Broward County, Florida, Airport System Revenue
             Bonds, AMT, Series I, 5.75% due 10/01/2018 (b)               3,100

             Broward County, Florida, Educational Facilities
             Authority Revenue Bonds (Nova Southeastern
             University):
     2,750      5% due 4/01/2031 (c)                                      2,881
     1,000      Series B, 5.625% due 4/01/2034                            1,064

             Cape Coral, Florida, Special Obligation Revenue
             Bonds (m):
     1,750      5% due 10/01/2023                                         1,866
     2,060      5% due 10/01/2026                                         2,190
     2,425      5% due 10/01/2033                                         2,567

             Citrus County, Florida, Hospital Board Revenue
             Refunding Bonds (Citrus Memorial Hospital):
     2,305      6.25% due 8/15/2023                                       2,512
     2,850      6.375% due 8/15/2032                                      3,122

       460   Collier County, Florida, IDA, IDR, Refunding (Southern
             States Utilities), AMT, 6.50% due 10/01/2025                   464

             Duval County, Florida, HFA, S/F Mortgage Revenue
             Refunding Bonds, AMT (i):
       945      5.40% due 10/01/2021                                        959
     1,630      5.85% due 10/01/2027 (m)                                  1,673

     1,400   Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Bonds, AMT, Series 2, 4.80%
             due 7/01/2032 (h)(g)(k)                                      1,403

       450   Florida Housing Finance Corporation, Homeowner
             Mortgage Revenue Refunding Bonds, AMT, Series 4,
             6.25% due 7/01/2022 (j)                                        466



      Face
    Amount   Municipal Bonds                                           Value

Florida (continued)

             Florida Municipal Loan Council Revenue Bonds (m):
   $ 1,580      Series A-1, 5.125% due 7/01/2034                     $    1,666
     4,250      Series B, 5.375% due 11/01/2030                           4,478

     2,500   Florida State Board of Education, GO (Public
             Education Capital Outlay), Series J, 5% due 6/01/2031        2,623

     1,000   Florida State Governmental Utility Authority, Utility
             Revenue Bonds (Lehigh Utility System), 5.125%
             due 10/01/2033 (b)                                           1,053

     3,000   Halifax Hospital Medical Center, Florida, Hospital
             Revenue Refunding and Improvement Bonds, Series A,
             5.25% due 6/01/2026                                          3,143

     5,000   Hernando County, Florida, School Board, COP, 5%
             due 7/01/2035 (m)                                            5,264

             Highlands County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Adventist Health System):
     5,900      Series A, 6% due 11/15/2011 (n)                           6,494
     1,500      Series C, 5.25% due 11/15/2036                            1,570

     1,055   Hillsborough County, Florida, Court Facilities Revenue
             Bonds, 5.40% due 11/01/2012 (b)(n)                           1,144

             Hillsborough County, Florida, IDA, Exempt Facilities
             Revenue Bonds (National Gypsum Company), AMT:
     2,500      Series A, 7.125% due 4/01/2030                            2,710
     3,750      Series B, 7.125% due 4/01/2030                            4,065

     1,000   Hillsborough County, Florida, IDA, Hospital Revenue
             Bonds (H. Lee Moffitt Cancer Center Project), Series C,
             5.50% due 7/01/2032                                          1,044

     1,500   Hillsborough County, Florida, School Board, COP, 5%
             due 7/01/2029 (m)                                            1,561

     1,000   Jacksonville, Florida, Economic Development
             Commission, Health Care Facilities Revenue
             Bonds (Mayo Clinic-Jacksonville), Series A, 5.50%
             due 11/15/2036 (m)                                           1,072

             Jacksonville, Florida, Economic Development
             Commission, IDR (Metropolitan Parking Solutions
             Project), AMT (a):
     1,140      5.50% due 10/01/2030                                      1,227
     2,800      5.875% due 6/01/2031                                      3,113

     1,500   Jacksonville, Florida, Economic Development
             Commission, Revenue Refunding Bonds (Anheuser
             Busch Company Project), AMT, Series B, 4.75%
             due 3/01/2047                                                1,471

     1,500   Jacksonville, Florida, Excise Taxes Revenue Bonds,
             Series B, 5.125% due 10/01/2032 (f)                          1,576

     2,315   Jacksonville, Florida, Guaranteed Entitlement
             Revenue Refunding and Improvement Bonds, 5.25%
             due 10/01/2032 (f)                                           2,451

     3,145   Jacksonville, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Baptist Medical Center
             Project), Series A, 5% due 8/15/2037                         3,234

     3,800   Jacksonville, Florida, Sales Tax Revenue Bonds, 5%
             due 10/01/2027 (m)                                           3,978

     3,500   Lakeland, Florida, Hospital System Revenue Bonds
             (Lakeland Regional Health System), Series A, 5.50%
             due 11/15/2009 (m)(n)                                        3,684



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

                            BlackRock MuniYield Florida Fund     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Florida (continued)

   $ 3,375   Lee County, Florida, Capital Revenue Bonds, 5.25%
             due 10/01/2023 (b)                                      $    3,626

        35   Lee County, Florida, HFA, S/F Mortgage Revenue
             Bonds (Multi-County Program), AMT, Series A-1,
             7.125% due 3/01/2028 (i)                                        35

             Lee County, Florida, IDA, Health Care Facilities,
             Revenue Refunding Bonds (Shell Point/Alliance
             Obligor Group):
     1,380      5% due 11/15/2032                                         1,392
     1,610      5.125% due 11/15/2036                                     1,641

     3,000   Lee Memorial Health System, Florida, Hospital
             Revenue Bonds, Series A, 5% due 4/01/2032 (b)                3,170

       105   Leon County, Florida, HFA, S/F Mortgage Revenue
             Bonds (Multi-County Program), AMT, Series B, 7.30%
             due 1/01/2028 (g)(k)                                           108

        20   Manatee County, Florida, HFA, S/F Mortgage Revenue
             Bonds, AMT, Sub-Series 2, 7.75% due 5/01/2026 (g)(k)            20

       170   Manatee County, Florida, HFA, S/F Mortgage Revenue
             Refunding Bonds, AMT, Sub-Series 1, 6.25%
             due 11/01/2028 (k)                                             170

     1,000   Marco Island, Florida, Utility System Revenue Bonds,
             5% due 10/01/2033 (m)                                        1,046

     2,200   Marion County, Florida, Hospital District, Revenue
             Refunding Bonds (Monroe Regional Medical Center),
             5% due 10/01/2029                                            2,247

             Martin County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Martin Memorial Medical
             Center), Series A (n):
     1,350      5.75% due 11/15/2012                                      1,451
     3,535      5.875% due 11/15/2012                                     3,820

     3,000   Miami Beach, Florida, Water and Sewer Revenue
             Bonds, 5.75% due 9/01/2025 (b)                               3,205

     2,435   Miami-Dade County, Florida, Aviation Revenue Bonds,
             AMT, Series A, 5% due 10/01/2033 (j)                         2,509

             Miami-Dade County, Florida, Aviation Revenue Bonds
             (Miami International Airport), AMT, Series A (f):
     4,300      6% due 10/01/2029                                         4,604
     7,000      5% due 10/01/2033                                         7,248

     1,750   Miami-Dade County, Florida, Educational Facilities
             Authority Revenue Bonds (University of Miami),
             Series A, 5.75% due 4/01/2010 (n)                            1,858

     4,750   Miami-Dade County, Florida, Expressway Authority,
             Toll System Revenue Bonds, Series B, 5%
             due 7/01/2033 (f)                                            4,977

       445   Miami-Dade County, Florida, HFA, Home Ownership
             Mortgage Revenue Refunding Bonds, AMT, Series A-1,
             6.30% due 10/01/2020 (i)                                       453

         3   Miami-Dade County, Florida, Health Facilities
             Authority, Hospital Revenue Refunding Bonds,
             DRIVERS, Series 208, 6.972% due 8/15/2017 (b)(q)(s)              3

             Miami-Dade County, Florida, School Board, COP:
     3,200      Series A, 5.50% due 10/01/2009 (j)(n)                     3,335
     2,500      Series B, 5% due 11/01/2031 (b)                           2,637



      Face
    Amount   Municipal Bonds                                           Value

Florida (continued)

   $ 2,800   Miami-Dade County, Florida, Solid Waste System
             Revenue Bonds, 5.25% due 10/01/2030 (m)                 $    3,027

             Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (n):
     1,750      (Adventist Health System), 6.25% due 11/15/2012           1,957
     5,140      (Orlando Regional Healthcare), 6%
                due 12/01/2012                                            5,707

    10,500   Orange County, Florida, School Board, COP, Series A,
             5.25% due 8/01/2009 (m)(n)                                  10,954

             Orlando and Orange County, Florida, Expressway
             Authority Revenue Bonds, Series B (b):
     3,000      5% due 7/01/2030                                          3,136
    10,185      5% due 7/01/2035                                         10,646

             Orlando, Florida, Utilities Commission, Water and
             Electric Revenue Refunding Bonds, Series C:
       860      5.25% due 10/01/2012 (n)                                    925
       140      5.25% due 10/01/2023                                        149

     1,955   Osceola County, Florida, School Board, COP, Series A,
             5.25% due 6/01/2027 (b)                                      2,074

     1,760   Osceola County, Florida, Tourist Development Tax
             Revenue Bonds, Series A, 5.50% due 10/01/2027 (f)            1,887

     5,000   Palm Beach County, Florida, Airport System Revenue
             Bonds, AMT, Series A, 5% due 10/01/2034 (m)                  5,245

     3,390   Palm Beach County, Florida, Criminal Justice Facilities
             Revenue Bonds, 7.20% due 6/01/2015 (f)                       4,178

             Palm Beach County, Florida, School Board, COP,
             Series A:
     6,000      6.25% due 8/01/2010 (f)(n)                                6,508
     2,200      5% due 8/01/2031 (j)                                      2,318

     1,435   Palm Coast, Florida, Utility System Revenue Bonds,
             5% due 10/01/2027 (m)                                        1,500

     3,500   Peace River/Manasota Regional Water Supply
             Authority, Florida, Utility System Revenue Bonds,
             Series A, 5% due 10/01/2025 (j)                              3,707

             Pinellas County, Florida, HFA, S/F Housing Revenue
             Refunding Bonds (Multi-County Program), AMT,
             Series A-1 (i):
       380      6.30% due 9/01/2020                                         383
       570      6.35% due 9/01/2025                                         575

     3,000   Pinellas County, Florida, Health Facilities Authority
             Revenue Bonds (BayCare Health System Inc.), 5.75%
             due 5/15/2013 (n)                                            3,315

     1,480   Polk County, Florida, Public Facilities Revenue Bonds,
             5% due 12/01/2033 (m)                                        1,563

     4,385   Polk County, Florida, School Board COP, Master Lease,
             Series A, 5.50% due 1/01/2025 (j)                            4,660

     1,200   Port Everglades Authority, Florida, Port Revenue
             Bonds, 7.125% due 11/01/2016 (e)                             1,390

     1,215   Port St. Lucie, Florida, Utility Revenue Bonds, 5.25%
             due 9/01/2025 (m)                                            1,315

     3,500   Port St. Lucie, Florida, Utility System Revenue
             Refunding Bonds, Series A, 5% due 9/01/2029 (m)              3,714

     2,045   Reedy Creek, Florida, Improvement District, Utilities
             Revenue Bonds, Series 1, 5% due 10/01/2025 (b)               2,169



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

                            BlackRock MuniYield Florida Fund     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Florida (concluded)

             Saint Johns County, Florida, Ponte Vedra Utility System
             Revenue Bonds (j):
   $ 1,900      5% due 10/01/2030                                    $    2,005
     1,000      5% due 10/01/2035                                         1,053

             Saint Johns County, Florida, Sales Tax Revenue
             Bonds (b):
     2,400      Series A, 5.25% due 10/01/2032                            2,569
     1,200      Series A, 5.25% due 10/01/2034                            1,284
     1,015      Series B, 5.25% due 10/01/2032                            1,087

     2,275   South Florida Water Management District, COP, 5%
             due 10/01/2036 (b)                                           2,401

             South Lake County, Florida, Hospital District Revenue
             Bonds (South Lake Hospital Inc.):
     1,000      5.80% due 10/01/2034                                      1,039
     1,150      6.375% due 10/01/2034                                     1,267

             Sumter County, Florida, Capital Improvement Revenue
             Bonds (b):
     2,190      5% due 6/01/2026                                          2,325
     3,500      5% due 6/01/2030                                          3,701

     5,000   Tampa Bay, Florida, Water Utility System Revenue
             Bonds, 5.75% due 10/01/2011 (f)(n)                           5,414

     3,235   University of Central Florida (UCF) Athletics
             Association Inc., COP, Series A, 5.25%
             due 10/01/2034 (f)                                           3,458

             Village Center Community Development District,
             Florida, Recreational Revenue Bonds, Series A (m):
     1,995      5.375% due 11/01/2034                                     2,170
     1,000      5.125% due 11/01/2036                                     1,063

     5,040   Village Center Community Development
             District, Florida, Utility Revenue Bonds, 5.125%
             due 10/01/2028 (m)                                           5,321

     1,000   Volusia County, Florida, IDA, Student Housing Revenue
             Bonds (Stetson University Project), Series A, 5%
             due 6/01/2035 (d)                                            1,053

     5,000   Volusia County, Florida, School Board, COP
             (Master Lease Program), 5.50% due 8/01/2024 (j)              5,230


Georgia--1.7%

     3,270   Atlanta, Georgia, Airport Passenger Facility Charge
             and Subordinate Lien General Revenue Refunding
             Bonds, Series C, 5% due 1/01/2033 (j)                        3,416


New Jersey--3.6%

             New Jersey EDA, Cigarette Tax Revenue Bonds:
     3,500      5.50% due 6/15/2024                                       3,683
     1,735      5.75% due 6/15/2029                                       1,877
       505      5.50% due 6/15/2031                                         536

     1,000   Tobacco Settlement Financing Corporation of
             New Jersey, Asset-Backed Revenue Bonds, 7%
             due 6/01/2013 (n)                                            1,175



      Face
    Amount   Municipal Bonds                                           Value

Puerto Rico--5.1%

   $ 1,000   Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds, Series M, 5% due 7/01/2037             $    1,049

     1,000   Puerto Rico Commonwealth, Public Improvement,
             GO, Series A, 5.25% due 7/01/2026                            1,075

     2,000   Puerto Rico Public Buildings Authority, Government
             Facilities Revenue Refunding Bonds, Series I, 5%
             due 7/01/2036                                                2,074

             Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds,
             Series E:
     1,715      5.70% due 2/01/2010 (n)                                   1,804
     4,025      5.50% due 8/01/2029                                       4,252

             Total Municipal Bonds
             (Cost--$277,392)--144.1%                                   291,771



             Municipal Bonds Held in Trust (r)

Florida--18.3%

     6,595   Miami-Dade County, Florida, Expressway Authority,
             Toll System Revenue Bonds, 6.375%
             due 7/01/2010 (f)(n)                                         7,140

    16,000   Miami-Dade County, Florida, Health Facilities Authority,
             Hospital Revenue Refunding Bonds (Miami Children's
             Hospital), Series A, 5.625% due 8/15/2017 (b)               17,375

             Santa Rosa County, Florida, School Board, COP, Revenue
             Refunding Bonds, Series 2 (f):
     1,180      5.25% due 2/01/2026                                       1,273
     1,820      5.25% due 2/01/2031                                       1,964

     8,500   South Broward, Florida, Hospital District, Hospital
             Revenue Bonds, 5.625% due 5/01/2032 (m)                      9,295

             Total Municipal Bonds Held in Trust
             (Cost--$34,321)--18.3%                                      37,047



    Shares
      Held   Short-Term Securities

     1,301   CMA Florida Municipal Money Fund, 3.39% (l)(p)               1,301

             Total Short-Term Securities
             (Cost--$1,301)--0.6%                                         1,301

Total Investments (Cost--$313,014*)--163.0%                             330,119
Liabilities in Excess of Other Assets--(0.1%)                             (267)
Liability for Trust Certificates,
  Including Interest Expense Payable--(8.5%)                           (17,261)
Preferred Shares, at Redemption Value--(54.4%)                        (110,055)
                                                                     ----------
Net Assets Applicable to Common Shares--100.0%                       $  202,536
                                                                     ==========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (concluded)

                            BlackRock MuniYield Florida Fund     (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       298,584
                                                    ===============
    Gross unrealized appreciation                   $        14,870
    Gross unrealized depreciation                             (382)
                                                    ---------------
    Net unrealized appreciation                     $        14,488
                                                    ===============

(a) ACA Insured.

(b) AMBAC Insured.

(c) Assured Guaranty Insured.

(d) CIFG Insured.

(e) Escrowed to maturity.

(f) FGIC Insured.

(g) FHLMC Collateralized.

(h) FNMA Collateralized.

(i) FNMA/GNMA Collateralized.

(j) FSA Insured.

(k) GNMA Collateralized.

(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


    Net                                         Dividend
    Affiliate                                   Activity        Income

    CMA Florida Municipal Money Fund            (6,158)          $51



(m) MBIA Insured.

(n) Prerefunded.

(o) Radian Insured.

(p) Represents the current yield as of April 30, 2007.

(q) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(r) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds held in Trust.

(s) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

  o Forward interest rate swaps outstanding as of April 30, 2007 were as follows:

                                                Notional        Unrealized
                                                 Amount        Appreciation

    Pay a fixed rate of 3.627% and
    receive a floating rate based on a
    1-week Bond Market Association rate

    Broker, JPMorgan Chase
    Expires June 2017                           $25,000            $50


    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)

           BlackRock MuniYield Michigan Insured Fund II, Inc     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Michigan--134.7%

   $ 2,400   Adrian, Michigan, City School District, GO, 5%
             due 5/01/2014 (d)(f)                                    $    2,582

             Anchor Bay, Michigan, School District, School
             Building and Site, GO (c)(f):
     2,000      Series I, 6% due 5/01/2009                                2,089
     3,165      Series II, 5.75% due 5/01/2010                            3,349

     2,275   Bay City, Michigan, School District, School Building
             and Site, GO, 5% due 5/01/2031 (d)                           2,414

     2,150   Bullock Creek, Michigan, School District, GO, 5.50%
             due 5/01/2010 (e)(f)                                         2,260

     1,000   Central Montcalm, Michigan, Public Schools, GO,
             5.75% due 5/01/2009 (e)(f)                                   1,040

     3,850   Charlotte, Michigan, Public School District, GO,
             5.375% due 5/01/2009 (c)(f)                                  3,976

     2,420   Delta County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (Mead Westvaco-Escanaba), Series A,
             6.25% due 4/15/2012 (f)                                      2,694

             Detroit, Michigan, City School District, GO (School
             Building and Site Improvement) (c):
     2,000      Series A, 5% due 5/01/2013 (f)                            2,136
     1,480      Series A, 5.375% due 5/01/2013 (f)                        1,610
     1,900      Series B, 5% due 5/01/2028                                1,975

     2,000   Detroit, Michigan, City School District, GO (School
             Building and Site Improvement), Refunding, Series A,
             5% due 5/01/2021 (d)                                         2,120

             Detroit, Michigan, Water Supply System Revenue Bonds:
     1,780      Second Lien, Series B, 5% due 7/01/2013 (e)(f)            1,899
     2,620      Second Lien, Series B, 5% due 7/01/2034 (e)               2,724
     4,600      Senior Lien, Series A, 5% due 7/01/2034 (e)               4,783

     2,500   Dickinson County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (International Paper Company
             Project), Series A, 5.75% due 6/01/2016                      2,664

     2,170   Dickinson County, Michigan, Healthcare System,
             Hospital Revenue Refunding Bonds, 5.80%
             due 11/01/2024 (h)                                           2,270

             East Grand Rapids, Michigan, Public School District,
             GO (d)(f):
     1,610      5.75% due 5/01/2009                                       1,674
     6,300      6% due 5/01/2009                                          6,581

             Eaton Rapids, Michigan, Public Schools, School Building
             and Site, GO (d):
       880      5% due 5/01/2014 (f)                                        947
     2,000      5.25% due 5/01/2023                                       2,158
     1,000      5% due 5/01/2026                                          1,052
       370      5% due 5/01/2029                                            389

             Flint, Michigan, Hospital Building Authority, Revenue
             Refunding Bonds (Hurley Medical Center), Series A (h):
       385      5.375% due 7/01/2020                                        392
       775      6% due 7/01/2020                                            844

     1,800   Fowlerville, Michigan, Community Schools, School
             District, GO, 5% due 5/01/2030 (c)                           1,889

     3,650   Gibraltar, Michigan, School District, School Building
             and Site, GO, 5% due 5/01/2028 (c)                           3,837



      Face
    Amount   Municipal Bonds                                           Value

Michigan (continued)

             Grand Blanc, Michigan, Community Schools, GO (c):
   $ 1,000      5.625% due 5/01/2017                                 $    1,078
     1,000      5.625% due 5/01/2018                                      1,076
     1,100      5.625% due 5/01/2019                                      1,184

             Grand Rapids, Michigan, Building Authority Revenue
             Bonds, Series A (a):
       665      5.50% due 10/01/2012 (f)                                    723
       805      5.50% due 10/01/2018                                        872
       190      5.50% due 10/01/2019                                        206

     1,500   Grand Rapids, Michigan, Sanitation Sewer System
             Revenue Refunding and Improvement Bonds, Series A,
             5.50% due 1/01/2022 (c)                                      1,726

             Harper Woods, Michigan, City School District, School
             Building and Site, GO, Refunding (c):
       215      5% due 5/01/2014 (f)                                        231
        10      5% due 5/01/2034                                             10

     4,500   Hartland, Michigan, Consolidated School District, GO,
             6% due 5/01/2010 (c)(f)                                      4,793

     1,275   Haslett, Michigan, Public School District, School
             Building and Site, GO, 5.625% due 11/01/2011 (e)(f)          1,376

     2,000   Howell, Michigan, Public Schools, GO, 5.875%
             due 5/01/2009 (e)(f)                                         2,084

     2,660   Hudsonville, Michigan, Public Schools, School Building
             and Site, GO, 5% due 5/01/2029 (d)                           2,795

     3,975   Jackson, Michigan, Public Schools, GO, 5.375%
             due 5/01/2010 (c)(f)                                         4,164

     3,000   Kent, Michigan, Hospital Finance Authority
             Revenue Bonds (Spectrum Health), Series A, 5.50%
             due 7/15/2011 (e)(f)                                         3,227

     1,440   Ludington, Michigan, Area School District, GO, 5.25%
             due 5/01/2023 (e)                                            1,544

     1,125   Michigan Higher Education Facilities Authority, Limited
             Obligation Revenue Bonds (Hillsdale College Project),
             5% due 3/01/2035                                             1,158

     1,000   Michigan Higher Education Facilities Authority, Limited
             Obligation Revenue Refunding Bonds (Hope College),
             Series A, 5.90% due 4/01/2032                                1,059

             Michigan Higher Education Facilities Authority, Revenue
             Refunding Bonds (College for Creative Studies):
       550      5.85% due 12/01/2022                                        586
     1,000      5.90% due 12/01/2027                                      1,063

     3,000   Michigan Higher Education Student Loan Authority,
             Student Loan Revenue Bonds, AMT, Series XVII-B,
             5.40% due 6/01/2018 (a)                                      3,064

             Michigan State Building Authority Revenue Bonds
             (Facilities Program), Series II (a)(b)(j):
     1,185      4.67% due 10/15/2009                                      1,081
     1,675      4.77% due 10/15/2010                                      1,470

             Michigan State Building Authority, Revenue Refunding
             Bonds:
     2,000      (Facilities Program), Series II, 5%
                due 10/15/2029 (e)                                        2,094
     4,600      (Facilities Program), Series II, 5%
                due 10/15/2033 (a)                                        4,866



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

           BlackRock MuniYield Michigan Insured Fund II, Inc     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Michigan (continued)

   $ 3,870   Michigan State, COP, 5.50% due 6/01/2010 (a)(f)         $    4,067

     1,000   Michigan State, Comprehensive Transportation Revenue
             Refunding Bonds, 5% due 5/15/2026 (d)                        1,065

     1,000   Michigan State, HDA, Limited Obligation M/F Housing
             Revenue Bonds (Deaconess Towers Apartments), AMT,
             5.25% due 2/20/2048 (l)                                      1,025

             Michigan State, HDA, Rental Housing Revenue
             Bonds, AMT:
       285      Series A, 5.30% due 10/01/2037 (e)                          290
     1,500      Series D, 5.125% due 4/01/2031 (d)                        1,554

     1,000   Michigan State Hospital Finance Authority, Hospital
             Revenue Bonds (Mid-Michigan Obligation Group),
             Series A, 5.50% due 4/15/2018 (a)                            1,064

             Michigan State Hospital Finance Authority, Hospital
             Revenue Refunding Bonds:
     1,300      (Crittenton Hospital), Series A, 5.625%
                due 3/01/2027                                             1,390
       380      (Oakwood Obligated Group), Series A, 5%
                due 7/15/2025                                               393
     5,100      (Oakwood Obligated Group), Series A, 5%
                due 7/15/2037                                             5,218
     1,250      (Sparrow Obligation Group), 5.625%
                due 11/15/2011 (f)                                        1,357
     2,495      (Sparrow Obligated Group), 5% due 11/15/2031              2,578

             Michigan State Hospital Finance Authority
             Revenue Bonds:
     2,000      (Mercy Health Services), Series R, 5.375%
                due 8/15/2026 (a)(b)                                      2,022
     5,670      (Mid-Michigan Obligor Group), Series A, 5%
                due 4/15/2036                                             5,831

             Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds:
     7,000      (Ascension Health Credit), Series A, 6.125%
                due 11/15/2009 (e)(f)                                     7,472
     3,760      (Ascension Health Credit), Series A, 6.25%
                due 11/15/2009 (e)(f)                                     4,025
     1,345      (Henry Ford Health System), Series A, 5.25%
                due 11/15/2032                                            1,420
     4,065      (Henry Ford Health System), Series A, 5%
                due 11/15/2038                                            4,180
     3,215      (Mercy Health Services), Series X, 6%
                due 8/15/2009 (e)(f)                                      3,408
     1,000      (Mercy-Mount Clemens), Series A, 6%
                due 5/15/2014 (e)                                         1,049
     2,000      (Mercy-Mount Clemens), Series A, 5.75%
                due 5/15/2029 (e)                                         2,089
     1,000      (Trinity Health Credit), Series C, 5.375%
                due 12/01/2023                                            1,062
     3,450      (Trinity Health Credit), Series C, 5.375%
                due 12/01/2030                                            3,653
     1,900      (Trinity Health Credit Group), Series D, 5%
                due 8/15/2034                                             1,972
     5,500      (Trinity Health), Series A, 6% due 12/01/2027 (a)         5,925



      Face
    Amount   Municipal Bonds                                           Value

Michigan (continued)

             Michigan State Strategic Fund, Limited Obligation
             Revenue Refunding Bonds:
   $ 9,500      (Detroit Edison Company Pollution Control
                Project), AMT, Series A, 5.55% due 9/01/2029 (e)     $    9,971
     2,000      (Detroit Edison Company Pollution Control Project),
                Series AA, 6.95% due 5/01/2011 (c)                        2,228
     1,375      (Dow Chemical Company Project), AMT, 5.50%
                due 12/01/2028                                            1,431

     6,500   Monroe County, Michigan, Economic Development
             Corp., Limited Obligation Revenue Refunding Bonds
             (Detroit Edison Co. Project), Series AA, 6.95%
             due 9/01/2022 (c)                                            8,506

     1,200   New Lothrop, Michigan, Area Public Schools, School
             Building and Site, GO, 5% due 5/01/2035 (d)                  1,266

       600   Oak Park, Michigan, Street Improvement, GO, 5%
             due 5/01/2030 (e)                                              637

     1,000   Plainwell, Michigan, Community Schools, School
             District, School Building and Site, GO, 5.50%
             due 11/01/2012 (d)(f)                                        1,087

     1,000   Pontiac, Michigan, Tax Increment Finance Authority,
             Revenue Refunding Bonds (Development Area
             Number 3), 5.375% due 6/01/2017 (h)                          1,057

     1,000   Reed, Michigan, City Public Schools, School Building
             and Site, GO, 5% due 5/01/2014 (d)(f)                        1,076

     1,900   Rochester, Michigan, Community School District, GO,
             Series II, 5.50% due 11/01/2011 (e)(f)                       2,041

     1,500   Romulus, Michigan, Community Schools, GO, 5.75%
             due 5/01/2009 (c)(f)                                         1,560

     1,050   Roseville, Michigan, School District, School Building
             and Site, GO, Refunding, 5% due 5/01/2031 (d)                1,114

             Saginaw Valley State University, Michigan, General
             Revenue Refunding Bonds (c):
     1,450      5% due 7/01/2024                                          1,529
     1,000      5% due 7/01/2034                                          1,048

     2,500   Saint Clair County, Michigan, Economic Revenue
             Refunding Bonds (Detroit Edison Company), RIB,
             Series 282, 8.55% due 8/01/2024 (a)(g)(n)                    2,751

     2,650   South Lyon, Michigan, Community Schools, GO,
             Series A, 5.75% due 5/01/2010 (e)(f)                         2,804

             Southfield, Michigan, Public Schools, School Building
             and Site, GO, Series A (d):
     1,950      5.25% due 5/01/2027                                       2,091
     1,000      5% due 5/01/2029                                          1,051

     1,000   Sparta, Michigan, Area Schools, School Building and
             Site, GO, 5% due 5/01/2014 (c)(f)                            1,076

     6,500   Wayne Charter County, Michigan, Airport Revenue
             Bonds (Detroit Metropolitan Wayne County), AMT,
             Series A, 5.375% due 12/01/2015 (e)                          6,698

     1,180   Wayne Charter County, Michigan, Detroit
             Metropolitan Airport, GO, Airport Hotel, Series A, 5%
             due 12/01/2030 (e)                                           1,229



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (concluded)

           BlackRock MuniYield Michigan Insured Fund II, Inc     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

Michigan (concluded)

             Wayne County, Michigan, Airport Authority Revenue
             Bonds, AMT (e):
   $     2      DRIVERS, Series 1081-Z, 6.198%
                due 6/01/2013 (g)(n)                                 $        3
     5,200      (Detroit Metropolitan Wayne County Airport), 5%
                due 12/01/2034                                            5,432

     5,300   Wyoming, Michigan, Sewage Disposal System Revenue
             Bonds, 5% due 6/01/2030 (e)                                  5,595

     1,330   Zeeland, Michigan, Public Schools, School Building and
             Site, GO, 5% due 5/01/2029 (e)                               1,397


Puerto Rico--4.3%

             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds:
     1,100      Series K, 5% due 7/01/2015 (f)                            1,195
     5,300      Series N, 5.25% due 7/01/2039 (c)                         6,224

             Total Municipal Bonds
             (Cost--$227,452)--139.0%                                   242,084



             Municipal Bonds Held in Trust (m)

Michigan--25.6%

     2,700   Detroit, Michigan, Water Supply System, Senior Lien
             Revenue Bonds, Series A, 5.75%, due 7/1/2011 (c)(f)          2,932

             Michigan State Building Authority, Revenue Refunding
             Bonds (Facilities Program), Series I, 5.50%:
     5,350      due 10/15/2009 (b)                                        5,570
     7,000      due 10/15/2010 (d)                                        7,464



      Face
    Amount   Municipal Bonds Held in Trust (m)                         Value

Michigan (concluded)

             Michigan State COP, Refunding (New Center
             Development Inc.), 5.75% (b)(e):
  $  5,715      due 9/1/2010                                          $   6,119
     5,045      due 9/1/2011                                              5,402

     8,000   Saint Clair County, Michigan, Economic Revenue
             Refunding Bonds (Detroit Edison Co. Project), Series AA,
             6.40%, due 8/1/2024 (a)                                      8,401

             Wayne County, Michigan, Airport Authority Revenue
             Bonds (Detroit Metropolitan Wayne County Airport),
             AMT, 5.25% (e):
     4,475      due 12/1/2025                                             4,778
     3,700      due 12/1/2026                                             3,950


Puerto Rico--2.8%

     4,540   Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series HH, 5.75%, due 7/01/2010 (d)(f)                4,859

             Total Municipal Bonds Held in Trust
             (Cost--$49,833)--28.4%                                      49,475



    Shares
      Held   Short-Term Securities

     2,858   CMA Michigan Municipal Money Fund,
             3.29% (i)(k)                                                 2,858

             Total Short-Term Securities
             (Cost--$2,858)--1.7%                                         2,858

Total Investments (Cost--$280,143*)--169.1%                             294,417
Other Assets Less Liabilities--1.5%                                       2,659
Liability for Trust Certificates,
  Including Interest Expense Payable--(13.7%)                          (23,858)
Preferred Stock, at Redemption Value--(56.9%)                          (99,067)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  174,151
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       256,736
                                                    ===============
    Gross unrealized appreciation                   $        14,068
    Gross unrealized depreciation                              (60)
                                                    ---------------
    Net unrealized appreciation                     $        14,008
                                                    ===============

(a) AMBAC Insured.

(b) Escrowed to maturity.

(c) FGIC Insured.

(d) FSA Insured.

(e) MBIA Insured.

(f) Prerefunded.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) ACA Insured.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA Michigan Municipal Money Fund           (1,856)          $43


(j) Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase.

(k) Represents the current yield as of April 30, 2007.

(l) GNMA Collateralized.

(m) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds held in Trust.

(n) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments as of April 30, 2007 (Unaudited)

             BlackRock MuniYield New York Insured Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

New York--123.5%

   $23,790   Albany County, New York, Airport Authority, Airport
             Revenue Bonds, AMT, 6% due 12/15/2023 (c)(q)            $   24,556

             Buffalo, New York, School, GO, Series D (b):
     1,250      5.50% due 12/15/2014                                      1,347
     1,500      5.50% due 12/15/2016                                      1,617

     4,300   Buffalo, New York, Sewer Authority, Revenue Refunding
             Bonds, Series F, 6% due 7/01/2013 (b)                        4,707

     1,700   Dutchess County, New York, Resource Recovery Agency
             Revenue Bonds (Solid Waste System-Forward), Series A,
             5.40% due 1/01/2013 (d)                                      1,804

             Erie County, New York, IDA, School Facility Revenue
             Bonds (City of Buffalo Project) (c):
     1,900      5.75% due 5/01/2020                                       2,074
     5,250      5.75% due 5/01/2024                                       5,550

    12,325   Hudson Yards Infrastructure Corporation, New York,
             Revenue Bonds, Series A, 4.50% due 2/15/2047 (d)            12,122

             Huntington, New York, GO, Refunding (a):
       485      5.50% due 4/15/2011                                         518
       460      5.50% due 4/15/2012                                         500
       455      5.50% due 4/15/2013                                         498
       450      5.50% due 4/15/2014                                         497
       450      5.50% due 4/15/2015                                         502

     1,675   Ilion, New York, Central School District, GO, Series B,
             5.50% due 6/15/2015 (b)                                      1,782

             Long Island Power Authority, New York, Electric System
             Revenue Bonds, Series A (a):
     7,000      5% due 9/01/2029                                          7,368
     8,500      5% due 9/01/2034                                          8,916

     6,970   Long Island Power Authority, New York, Electric
             System Revenue Refunding Bonds, Series F, 4.25%
             due 5/01/2033 (d)                                            6,736

     4,250   Madison County, New York, IDA, Civic Facility Revenue
             Bonds (Colgate University Project), Series A, 5%
             due 7/01/2035 (a)                                            4,492

     2,000   Metropolitan Transportation Authority, New York,
             Commuter Facilities Revenue Bonds, Series A, 5.75%
             due 1/01/2008 (d)(e)                                         2,058

    10,000   Metropolitan Transportation Authority, New York,
             Commuter Facilities Revenue Refunding Bonds,
             Series B, 4.875% due 7/01/2018 (b)(h)                       10,240

             Metropolitan Transportation Authority, New York,
             Dedicated Tax Fund Revenue Bonds, Series A:
     5,000      5% due 11/15/2011 (b)(e)                                  5,284
     9,500      5% due 11/15/2035 (d)                                    10,100

             Metropolitan Transportation Authority, New York,
             Dedicated Tax Fund Revenue Refunding Bonds,
             Series A:
    10,600      5% due 11/15/2030 (d)                                    11,052
     1,015      5% due 11/15/2032 (c)                                     1,059

             Metropolitan Transportation Authority, New York,
             Revenue Refunding Bonds:
     3,900      RIB, Series 724X, 7.31% due 11/15/2032 (c)(g)(t)          4,609
     1,740      Series A, 5.125% due 11/15/2022 (b)                       1,847
    16,105      Series A, 5% due 11/15/2030 (c)                          16,792
     2,500      Series A, 5.25% due 11/15/2031 (b)                        2,654
     1,500      Series B, 5% due 11/15/2028 (d)                           1,574



      Face
    Amount   Municipal Bonds                                           Value

New York (continued)

   $ 2,000   Metropolitan Transportation Authority, New York,
             Service Contract Revenue Refunding Bonds, Series A,
             5% due 7/01/2025 (b)                                    $    2,100

             Metropolitan Transportation Authority, New York,
             Transit Facilities Revenue Refunding Bonds,
             Series C (c)(e):
       860      5.125% due 1/01/2012                                        915
     2,025      5.125% due 1/01/2012                                      2,154
     1,640      5.125% due 7/01/2012                                      1,755

     3,000   Metropolitan Transportation Authority, New York,
             Transportation Revenue Bonds, Series A, 5%
             due 11/15/2032 (b)                                           3,148

             Metropolitan Transportation Authority, New York,
             Transportation Revenue Refunding Bonds, Series F (d):
     6,235      5.25% due 11/15/2012 (e)                                  6,725
     5,000      5% due 11/15/2031                                         5,218

             Monroe County, New York, IDA Revenue Bonds
             (Southview Towers Project), AMT:
     1,400      6.125% due 2/01/2020                                      1,488
     1,125      6.25% due 2/01/2031                                       1,203

    10,830   Nassau Health Care Corporation, New York, Health
             System Revenue Bonds, 5.75% due 8/01/2009 (c)(e)            11,526

             New York City, New York, City Housing Development
             Corporation, M/F Housing Revenue Bonds, AMT:
     1,500      Series C, 5% due 11/01/2026                               1,539
     2,000      Series C, 5.05% due 11/01/2036                            2,087
     1,340      Series H-1, 4.70% due 11/01/2040                          1,348
     1,000      Series J-2-A, 4.85% due 11/01/2040                        1,003

     1,275   New York City, New York, City IDA, Civic Facility
             Revenue Refunding Bonds (Nightingale-Bamford
             School), 5.25% due 1/15/2018 (a)                             1,369

     7,075   New York City, New York, City IDA, IDR (Japan Airlines
             Company), AMT, 6% due 11/01/2015 (c)                         7,086

             New York City, New York, City IDA, PILOT
             Revenue Bonds:
     9,250      (Queens Baseball Stadium Project), 5%
                due 1/01/2036 (a)                                         9,817
    18,250      (Yankee Stadium Project), 5% due 3/01/2036 (d)           19,338

     7,970   New York City, New York, City IDA, Parking Facility
             Revenue Bonds (Royal Charter-New York Presbyterian),
             5.75% due 12/15/2029 (c)                                     8,746

     1,500   New York City, New York, City IDA, Special Facility
             Revenue Refunding Bonds (Terminal One Group
             Association Project), AMT, 5.50% due 1/01/2024               1,625

             New York City, New York, City Municipal Financing
             Authority, Water and Sewer Systems Revenue Bonds,
             Series A:
     6,750      4.25% due 6/15/2033                                       7,155
     2,250      5% due 6/15/2036 (d)                                      2,157
     6,950      4.25% due 6/15/2039                                       6,632

       500   New York City, New York, City Municipal Water Finance
             Authority, Water and Sewer System, Crossover Revenue
             Refunding Bonds, Series F, 5% due 6/15/2029 (c)                516

             New York City, New York, City Municipal Water Finance
             Authority, Water and Sewer System Revenue Bonds:
     2,850      Series A, 5.75% due 6/15/2009 (b)(e)                      3,000
    14,700      Series B, 5.75% due 6/15/2007 (d)(e)                     14,882
     1,700      VRDN, Series C, 4.07% due 6/15/2023 (b)(f)                1,700



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

             BlackRock MuniYield New York Insured Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

New York (continued)

             New York City, New York, City Municipal Water
             Finance Authority, Water and Sewer System, Revenue
             Refunding Bonds:
  $  5,000      5.50% due 6/15/2010 (d)(e)                           $    5,317
     1,250      Series A, 5.125% due 6/15/2034 (d)                        1,312
     5,500      Series A, 5% due 6/15/2035 (a)                            5,753
     1,250      Series C, 5% due 6/15/2035 (d)                            1,312

     1,020   New York City, New York, City Transit Authority,
             Metropolitan Transportation Authority, Triborough,
             COP, Series A, 5.625% due 1/01/2012 (a)                      1,079

             New York City, New York, City Transitional Finance
             Authority, Future Tax Secured Revenue Bonds:
       800      Series B, 6.25% due 5/15/2010 (e)                           867
     6,805      Series B, 6.25% due 5/15/2010 (b)(e)                      7,373
    16,195      Series C, 5% due 2/01/2033 (b)                           16,968
     2,500      Series E, 5.25% due 2/01/2022 (d)                         2,667

     3,000   New York City, New York, City Transitional Finance
             Authority, Future Tax Secured, Revenue Refunding
             Bonds, Series D, 5.25% due 2/01/2021 (d)                     3,223

     1,000   New York City, New York, City Transitional Finance
             Authority, Revenue Refunding Bonds, Series A, 5%
             due 11/15/2026 (b)                                           1,045

             New York City, New York, GO:
     3,000      Series A, 5.75% due 5/15/2010 (b)(e)                      3,208
       810      Series B, 5.75% due 8/01/2010 (d)(e)                        869
     1,690      Series B, 5.75% due 8/01/2013 (d)                         1,808
     3,750      Series D, 5.25% due 10/15/2023                            3,999
     8,000      Series J, 5% due 5/15/2023                                8,406
     9,500      Series M, 5% due 4/01/2035                                9,948
     1,150      Sub-Series C-1, 5.25% due 8/15/2026                       1,232
     1,165      VRDN, Sub-Series A-6, 3.95%
                due 11/01/2026 (c)(f)                                     1,165

             New York City, New York, GO, Refunding:
       895      Series A, 6.375% due 5/15/2010 (b)(e)                       973
        70      Series B, 7% due 2/01/2018 (a)                               70
     1,200      VRDN, Series H, Sub-Series H-2, 4.05%
                due 8/01/2013 (d)(f)                                      1,200
       400      VRDN, Series H, Sub-Series H-2, 3.96%
                due 8/01/2014 (d)(f)                                        400

    11,700   New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds, Series A, 5%
             due 10/15/2032 (a)                                          12,371

     4,250   New York City, New York, Trust for Cultural Resources,
             Revenue Refunding Bonds (American Museum of
             Natural History), Series A, 5% due 7/01/2036 (d)             4,472

     2,400   New York Convention Center Development
             Corporation, New York, Revenue Bonds, (Hotel Unit
             Fee Secured), 5% due 11/15/2030 (a)                          2,540

     1,000   New York State Dormitory Authority, Consolidated
             Revenue Refunding Bonds (City University System),
             Series 1, 5.625% due 1/01/2008 (c)(e)                        1,033



      Face
    Amount   Municipal Bonds                                           Value

New York (continued)

             New York State Dormitory Authority Revenue Bonds:
  $  3,450      (Eger Health Care and Rehabilitation Center),
                6.10% due 8/01/2037 (i)                              $    3,704
     1,500      (Long Island University), Series B, 5.25%
                due 9/01/2028 (k)                                         1,585
     2,000      (New School for Social Research), 5.75%
                due 7/01/2007 (d)(e)                                      2,046
     1,180      (New York State Rehabilitation Association),
                Series A, 5.25% due 7/01/2019 (j)                         1,267
     1,000      (New York State Rehabilitation Association),
                Series A, 5.125% due 7/01/2023 (j)                        1,051
     6,900      (School Districts Financing Program), Series E,
                5.75% due 10/01/2030 (d)                                  7,514
     1,000      Series B, 6.50% due 2/15/2011 (d)(h)                      1,100
     3,560      (State University Adult Facilities), Series B, 5.75%
                due 5/15/2010 (c)(e)                                      3,807
     1,780      (Upstate Community Colleges), Series A, 6%
                due 7/01/2010 (c)(e)                                      1,921

             New York State Dormitory Authority, Revenue
             Refunding Bonds:
     3,155      (City University System), Series C, 7.50%
                due 7/01/2010 (b)                                         3,342
     1,370      (School District Financing Program), Series I,
                5.75% due 10/01/2018 (d)                                  1,505
     6,000      (Siena College), 5.75% due 7/01/2007 (d)(e)               6,139

             New York State Dormitory Authority, Supported Debt
             Revenue Bonds:
     1,570      (Mental Health Facilities), Series B, 5.25%
                due 2/15/2014 (e)                                         1,711
       270      (Mental Health Facilities), Series B, 5.25%
                due 2/15/2023                                               289
     3,000      (State University Dormitory Facilities), Series A, 5%
                due 7/01/2031 (d)                                         3,190

     1,000   New York State Dormitory Authority, Supported Debt
             Revenue Refunding Bonds (Department of Health),
             Series A, 5% due 7/01/2025 (j)                               1,055

    14,250   New York State Energy Research and Development
             Authority, Gas Facilities Revenue Refunding Bonds
             (Brooklyn Union Gas Company/Keyspan), AMT,
             Series A, 4.70% due 2/01/2024 (b)                           14,559

     3,500   New York State Environmental Facilities Corporation,
             Special Obligation Revenue Refunding Bonds
             (Riverbank State Park), 6.25% due 4/01/2012 (a)              3,782

     2,000   New York State, GO, Series A, 4.125%
             due 3/01/2037 (b)                                            1,879

     3,750   New York State, HFA, M/F Housing Revenue Bonds
             (Saint Philips Housing), AMT, Series A, 4.65%
             due 11/15/2038                                               3,713

       800   New York State Housing Finance Agency, State
             Personal Income Tax Revenue Bonds (Economic
             Development and Housing), Series A, 5%
             due 9/15/2023 (d)                                              843

     1,985   New York State Mortgage Agency, Homeowner
             Mortgage Revenue Bonds, AMT, Series 130, 4.80%
             due 10/01/2037                                               1,990



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

             BlackRock MuniYield New York Insured Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

New York (continued)

  $  1,540   New York State Mortgage Agency, Homeowner
             Mortgage Revenue Refunding Bonds, AMT, Series 133,
             4.95% due 10/01/2021                                    $    1,579

     6,000   New York State Thruway Authority, General Revenue
             Bonds, Series F, 5% due 1/01/2030 (a)                        6,332

             New York State Thruway Authority, General Revenue
             Refunding Bonds, Series G (c):
     8,000      4.75% due 1/01/2029                                       8,262
    17,750      4.75% due 1/01/2030                                      18,307

     2,820   New York State Thruway Authority, Highway and
             Bridge Trust Fund Revenue Bonds, Series A, 6.25%
             due 4/01/2011 (c)                                            3,044

             New York State Thruway Authority, Local Highway and
             Bridge Service Contract Revenue Bonds:
     3,000      5.75% due 4/01/2010 (a)(e)                                3,202
     2,000      Series A-2, 5.375% due 4/01/2008 (d)(e)                   2,051

     4,380   New York State Thruway Authority, Second General
             Highway and Bridge Trust Fund Revenue Bonds,
             Series A, 5% due 4/01/2026 (a)                               4,672

             New York State Urban Development Corporation,
             Personal Income Tax Revenue Bonds:
     3,000      Series C-1, 5% due 3/15/2013 (d)(e)                       3,209
     5,000      (State Facilities), Series A-1, 5% due 3/15/2029 (b)      5,258

     3,190   New York State Urban Development Corporation,
             Revenue Refunding Bonds (Correctional Capital
             Facilities), Series A, 6.50% due 1/01/2011 (c)               3,495

     1,000   Niagara Falls, New York, City School District, COP,
             Refunding (High School Facility), 5% due 6/15/2028 (c)       1,053

     1,000   Niagara Falls, New York, GO (Water Treatment Plant),
             AMT, 7.25% due 11/01/2010 (d)                                1,111

     2,705   Niagara, New York, Frontier Authority, Airport Revenue
             Bonds (Buffalo Niagara International Airport), Series B,
             5.50% due 4/01/2019 (d)                                      2,820

     1,260   North Country, New York, Development Authority, Solid
             Waste Management System, Revenue Refunding
             Bonds, 6% due 5/15/2015 (c)                                  1,385

             North Hempstead, New York, GO, Refunding,
             Series B (b):
     1,745      6.40% due 4/01/2013                                       1,988
       555      6.40% due 4/01/2017                                         668

     1,665   Oneida County, New York, IDA, Civic Facilities
             Revenue Bonds (Mohawk Valley), Series A, 5.20%
             due 2/01/2013 (c)                                            1,714

             Port Authority of New York and New Jersey,
             Consolidated Revenue Bonds, AMT:
     2,500      137th Series, 5.125% due 7/15/2030 (c)                    2,645
     1,000      141st Series, 4.50% due 9/01/2035                           987

    15,000   Port Authority of New York and New Jersey,
             Revenue Refunding Bonds, AMT, 120th Series, 6%
             due 10/15/2032 (d)                                          15,296



      Face
    Amount   Municipal Bonds                                           Value

New York (continued)

             Port Authority of New York and New Jersey, Special
             Obligation Revenue Bonds, AMT (d):
   $     3      DRIVERS, Series 278, 7.222%
                due 12/01/2022 (g)(t)                                $        3
    14,750      (JFK International Air Terminal), Series 6, 6.25%
                due 12/01/2010                                           15,905
     7,175      (JFK International Air Terminal LLC), Series 6,
                6.25% due 12/01/2011                                      7,871
     3,500      (JFK International Air Terminal LLC), Series 6,
                5.75% due 12/01/2025                                      3,537
     4,425      (Special Project--JFK International Air Terminal),
                Series 6, 6.25% due 12/01/2013                            4,994
     7,380      (Special Project--JFK International Air Terminal),
                Series 6, 6.25% due 12/01/2014                            8,458

     1,255   Rensselaer County, New York, IDA, Civic Facility
             Revenue Bonds (Rensselaer Polytechnic Institute),
             Series B, 5.50% due 8/01/2022 (a)                            1,315

     2,500   Rensselaer, New York, City School District, COP, 5%
             due 6/01/2036 (l)                                            2,644

     1,500   Rochester, New York, Housing Authority, Mortgage
             Revenue Bonds (Andrews Terrace Apartments Project),
             AMT, 4.70% due 12/20/2038 (r)                                1,483

     1,000   Suffolk County, New York, IDA, Civic Facility Revenue
             Refunding Bonds (Dowling College), Series A, 5%
             due 6/01/2036 (n)                                            1,036

     4,625   Suffolk County, New York, IDA, IDR (Keyspan-Port
             Jefferson), AMT, 5.25% due 6/01/2027                         4,853

             Suffolk County, New York, IDA, Solid Waste Disposal
             Facility, Revenue Refunding Bonds (Ogden Martin
             System Huntington Project), AMT (a):
     8,530      6% due 10/01/2010                                         9,128
     9,170      6.15% due 10/01/2011                                     10,020
     6,470      6.25% due 10/01/2012                                      7,208

     1,750   Suffolk County, New York, Public Improvement, GO,
             Series B, 4.50% due 11/01/2024 (d)                           1,786

    16,000   Syracuse, New York, IDA, PILOT Revenue Bonds
             (Carousel Center Project), AMT, Series A, 5%
             due 1/01/2036 (l)                                           16,710

             Tobacco Settlement Financing Corporation of New York
             Revenue Bonds:
     5,000      Series A-1, 5.25% due 6/01/2020 (a)                       5,368
     2,000      Series A-1, 5.25% due 6/01/2022 (a)                       2,140
     2,000      Series C-1, 5.50% due 6/01/2021                           2,164
     1,900      Series C-1, 5.50% due 6/01/2022                           2,051

             Triborough Bridge and Tunnel Authority, New York,
             General Purpose Revenue Refunding Bonds:
     2,305      Series Y, 6% due 1/01/2012 (d)(h)                         2,462
     2,500      VRDN, Series C, 3.90% due 1/01/2032 (a)(f)(g)             2,500



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (continued)

             BlackRock MuniYield New York Insured Fund, Inc.     (In Thousands)


      Face
    Amount   Municipal Bonds                                           Value

New York (concluded)

             Triborough Bridge and Tunnel Authority, New York,
             Revenue Refunding Bonds (d):
  $  7,000      5.25% due 11/15/2023                                 $    7,496
    19,675      5% due 11/15/2032                                        20,554
     2,265      Series A, 5% due 1/01/2012 (e)                            2,397
     1,500      Series B, 5% due 11/15/2032                               1,567

             Triborough Bridge and Tunnel Authority, New York,
             Subordinate Revenue Bonds:
     2,465      5% due 11/15/2028 (a)                                     2,587
     6,000      Series A, 5.25% due 11/15/2030 (d)                        6,410

     1,050   Western Nassau County, New York, Water Authority,
             Water System Revenue Refunding Bonds, 5%
             due 5/01/2035 (a)                                            1,106

     2,010   Yonkers, New York, GO, Series A, 5.75%
             due 10/01/2017 (b)                                           2,164


Guam--0.8%

             A.B. Won Guam International Airport Authority,
             General Revenue Refunding Bonds, AMT, Series C (d):
     2,240      5.25% due 10/01/2021                                      2,329
     2,050      5.25% due 10/01/2022                                      2,132


Puerto Rico--10.4%

             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue Bonds:
       655      Series G, 5.25% due 7/01/2013 (e)                           710
     2,265      Series G, 5.25% due 7/01/2019 (b)                         2,445
       345      Series G, 5.25% due 7/01/2021                               374
     1,250      Trust Receipts, Class R, Series B, 7.51%
                due 7/01/2035 (d)(g)(t)                                   1,435

             Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Refunding Bonds:
     3,000      Series D, 5.75% due 7/01/2012 (e)                         3,293
     4,100      Series N, 5.25% due 7/01/2039 (b)                         4,815

             Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Tax and Capital Appreciation
             Revenue Bonds, Series A (o):
    22,030      4.62% due 7/01/2031 (b)                                   7,640
     3,900      4.67% due 7/01/2035 (a)                                   1,124
     8,000      4.77% due 7/01/2043 (a)                                   1,591

     1,000   Puerto Rico Commonwealth, Public Improvement, GO,
             Refunding, Series B, 5.25% due 7/01/2032                     1,073

     1,000   Puerto Rico Commonwealth, Public Improvement, GO,
             Series A, 5.25% due 7/01/2030                                1,074

     4,000   Puerto Rico Convention Center District Authority,
             Hotel Occupancy Tax Revenue Bonds, Series A, 5%
             due 7/01/2031 (a)                                            4,269



      Face
    Amount   Municipal Bonds                                           Value

Puerto Rico (concluded)

             Puerto Rico Electric Power Authority, Power
             Revenue Bonds:
  $  4,750      Series NN, 5.125% due 7/01/2029                      $    4,968
     5,000      Series RR, 5% due 7/01/2029 (j)                           5,288
     7,095      Series RR, 5% due 7/01/2030 (l)                           7,504
     7,100      Series RR, 5% due 7/01/2035 (b)                           7,519

             Puerto Rico Public Finance Corporation,
             Commonwealth Appropriation Revenue Bonds, Series E:
     2,300      5.50% due 2/01/2012 (e)                                   2,479
       700      5.50% due 8/01/2029                                         739

             Total Municipal Bonds
             (Cost--$729,782)--134.7%                                   757,485



             Municipal Bonds Held in Trust (s)

New York--32.5%

    50,000   Metropolitan Transportation Authority, New York,
             Revenue Refunding Bonds, Series A, 5.75%,
             due 11/15/2032 (c)                                          54,543

    33,750   New York Convention Center Development Corporation,
             New York, Revenue Bonds (Hotel Unit Fee Secured), 5%,
             due 11/15/2035 (a)                                          35,620

    25,000   New York City, New York, City Municipal Water Finance
             Authority, Water and Sewer System Revenue Bonds,
             Series A, 5.75%, due 6/15/2011 (d)(e)                       26,933

    22,085   New York City, New York, GO, Series C, 5.75%,
             due 3/15/2027 (c)                                           24,148

    10,155   Port Authority of New York and New Jersey, Special
             Obligation Revenue Bonds (JFK International Air Terminal),
             AMT, Series 6, 5.75%, due 12/1/2022 (d)                     10,462

             New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds, Series A (a):
    13,000      5.25%, due 10/15/2027                                    13,989
    16,000      5%, due 10/15/2032                                       17,217

             Total Municipal Bonds Held in Trust
             (Cost--$177,724)--32.5%                                    182,912



    Shares
      Held   Short-Term Securities

       464   CMA New York Municipal Money Fund, 3.32% (m)(p)                464

             Total Short-Term Securities
             (Cost--$464)--0.1%                                             464

Total Investments (Cost--$907,970*)--167.3%                             940,861
Other Assets Less Liabilities--2.1%                                      11,731
Liability for Trust Certificates,
  Including Interest Expense Payable--(15.3%)                          (86,024)
Preferred Stock, at Redemption Value--(54.1%)                         (304,228)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  562,340
                                                                     ==========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Schedule of Investments (concluded)

             BlackRock MuniYield New York Insured Fund, Inc.     (In Thousands)


  * The cost and unrealized appreciation (depreciation) of investments as of April 30, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       824,242
                                                    ===============
    Gross unrealized appreciation                   $        32,354
    Gross unrealized depreciation                             (730)
                                                    ---------------
    Net unrealized appreciation                     $        31,624
                                                    ===============

(a) AMBAC Insured.

(b) FGIC Insured.

(c) FSA Insured.

(d) MBIA Insured.

(e) Prerefunded.

(f) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(g) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(h) Escrowed to maturity.

(i) FHA Insured.

(j) CIFG Insured.

(k) Radian Insured.

(l) XL Capital Insured.

(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Dividend
    Affiliate                                   Activity        Income

    CMA New York Municipal Money Fund           (1,140)          $58


(n) ACA Insured.

(o) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(p) Represents the current yield as of April 30, 2007.

(q) All or a portion of security held as collateral in connection with open financial futures contracts.

(r) GNMA Collateralized.

(s) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See
    Note 1(c) to Financial Statements for details of Municipal Bonds held in Trust.

(t) These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

  o Financial futures contracts sold as of April 30, 2007 were as follows:

    Number of                      Expiration       Face        Unrealized
    Contracts      Issue              Date         Value       Appreciation

      279       30-Year U.S.
               Treasury Note       June 2007      $31,616          $437


    See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statements of Net Assets

                                                                                                                    BlackRock
                                                                               BlackRock          BlackRock         MuniYield
                                                                               MuniYield          MuniYield         California
                                                                                Arizona           California         Insured
As of April 30, 2007 (Unaudited)                                               Fund, Inc.         Fund, Inc.        Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                    $   111,128,999    $   534,533,622    $   848,569,121
       Investments in affiliated securities, at value**                           1,939,267         11,596,514         13,317,246
       Cash                                                                              --             42,512             29,703
       Receivable for securities sold                                             1,098,232                 --            537,420
       Interest receivable                                                        1,811,814          8,064,756         13,060,777
       Prepaid expenses and other assets                                              9,309             13,668             32,482
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             115,987,621        554,251,072        875,546,749
                                                                            ---------------    ---------------    ---------------

Liabilities

       Trust certificates                                                         6,430,000         56,897,500         76,281,845
       Payable for securities purchased                                           3,611,658                 --          6,161,355
       Interest expense payable                                                      77,863            654,185            993,835
       Bank overdraft                                                                38,776                 --                 --
       Dividends payable to Common Stock shareholders                               257,860          1,171,239          1,924,227
       Payable to investment adviser                                                 42,345            199,037            320,257
       Payable to other affiliates                                                    1,190              5,586              8,918
       Accrued expenses                                                              84,887            159,322            179,731
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                         10,544,579         59,176,869         85,870,168
                                                                            ---------------    ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value of AMPS+++ at $25,000
       per share liquidation preference***                                       40,320,257        175,167,490        275,197,068
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                $    65,122,785    $   319,906,713    $   514,479,513
                                                                            ===============    ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                 $       327,855    $     1,142,477    $     1,648,733
       Undistributed (accumulated) realized capital gains (losses)--net             330,859            469,832       (12,099,550)
       Unrealized appreciation--net                                               4,325,107         16,695,999         27,269,544
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings--net                                            4,983,821         18,308,308         16,818,727
       Common Stock/Shares, par value $.10 per share++                              452,385          2,129,526          3,436,120
       Paid-in capital in excess of par                                          59,686,579        299,468,879        494,224,666
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $    65,122,785    $   319,906,713    $   514,479,513
                                                                            ===============    ===============    ===============
       Net asset value per share of Common Stock                            $         14.40    $         15.02    $         14.97
                                                                            ===============    ===============    ===============
       Market price                                                         $         14.72    $         14.42    $         14.35
                                                                            ===============    ===============    ===============
          * Identified cost of unaffiliated securities                      $   106,803,892    $   517,837,623    $   821,299,577
                                                                            ===============    ===============    ===============
         ** Identified cost of affiliated securities                        $     1,939,267    $    11,596,514    $    13,317,246
                                                                            ===============    ===============    ===============
        *** Preferred Stock authorized, issued and outstanding:
              Series A Shares, par value $.10 per share                                 518              2,400              1,800
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.10 per share                                 694              2,400              1,800
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.10 per share                                 400                800              1,600
                                                                            ===============    ===============    ===============
              Series D Shares, par value $.10 per share                                  --              1,400              2,000
                                                                            ===============    ===============    ===============
              Series E Shares, par value $.10 per share                                  --                 --              2,000
                                                                            ===============    ===============    ===============
              Series F Shares, par value $.10 per share                                  --                 --              1,800
                                                                            ===============    ===============    ===============
         ++ Common Stock issued and outstanding                                   4,523,854         21,295,255         34,361,200
                                                                            ===============    ===============    ===============
        +++ Auction Market Preferred Stock.

See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statements of Net Assets (concluded)

                                                                                                  BlackRock         BlackRock
                                                                               BlackRock          MuniYield       MuniYield New
                                                                               MuniYield      Michigan Insured     York Insured
As of April 30, 2007 (Unaudited)                                              Florida Fund      Fund II, Inc.       Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                    $   328,818,356    $   291,558,297    $   940,396,739
       Investments in affiliated securities, at value**                           1,300,874          2,858,016            464,047
       Cash                                                                          48,741             87,668             96,802
       Unrealized appreciation on forward interest rate swaps                        50,425                 --                 --
       Interest receivable                                                        4,305,056          5,025,064         14,566,742
       Prepaid expenses                                                              13,380             12,795             23,541
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             334,536,832        299,541,840        955,547,871
                                                                            ---------------    ---------------    ---------------

Liabilities

       Trust certificates                                                        17,047,500         23,672,595         84,995,000
       Payable for securities purchased                                           3,637,356          1,535,460                 --
       Interest expense payable                                                     213,329            185,637          1,028,719
       Dividends payable to Common Shareholders/Common Stock shareholders           786,365            675,904          2,130,082
       Variation margin payable                                                          --                 --            235,406
       Payable to investment adviser                                                128,012            110,310            354,316
       Payable to other affiliates                                                    3,542              3,101              9,807
       Accrued expenses                                                             129,968            140,985            226,862
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                         21,946,072         26,323,992         88,980,192
                                                                            ---------------    ---------------    ---------------

Preferred Shares/Stock

       Preferred Shares/Stock, at redemption value of AMPS+++ at
       $25,000 per share liquidation preference***                              110,055,090         99,067,333        304,228,005
                                                                            ---------------    ---------------    ---------------

Net Assets Applicable to Common Shares/Stock

       Net assets applicable to Common Shares/Stock                         $   202,535,670    $   174,150,515    $   562,339,674
                                                                            ===============    ===============    ===============

Net Assets Consist of

       Undistributed (accumulated distributions in excess of)
       investment income--net                                               $      (64,485)    $       866,593    $       957,681
       Undistributed (accumulated) realized capital gains (losses)--net        (10,441,136)        (6,361,431)       (32,958,742)
       Unrealized appreciation--net                                              17,155,490         14,273,670         33,328,080
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings--net                                            6,649,869          8,778,832          1,327,019
       Common Shares/Stock, par value $.10 per share++                            1,355,802          1,206,972          3,944,596
       Paid-in capital in excess of par                                         194,529,999        164,164,711        557,068,059
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $   202,535,670    $   174,150,515    $   562,339,674
                                                                            ===============    ===============    ===============
       Net asset value per share of Common Shares/Stock                     $         14.94    $         14.43    $         14.26
                                                                            ===============    ===============    ===============
       Market price                                                         $         13.95    $         13.63    $         13.70
                                                                            ===============    ===============    ===============
          * Identified cost of unaffiliated securities                      $   311,713,291    $   277,284,627    $   907,506,073
                                                                            ===============    ===============    ===============
         ** Identified cost of affiliated securities                        $     1,300,874    $     2,858,016    $       464,047
                                                                            ===============    ===============    ===============
        *** Preferred Shares/Stock authorized, issued and outstanding:
              Series A Shares, par value $.05 per share                               2,200              2,200              1,700
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.05 per share                               1,600                 --              1,700
                                                                            ===============    ===============    ===============
              Series B Shares, par value $.10 per share                                  --              1,360                 --
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.05 per share                                 600                 --              2,800
                                                                            ===============    ===============    ===============
              Series C Shares, par value $.10 per share                                  --                400                 --
                                                                            ===============    ===============    ===============
              Series D Shares, par value $.05 per share                                  --                 --              1,960
                                                                            ===============    ===============    ===============
              Series E Shares, par value $.05 per share                                  --                 --              2,200
                                                                            ===============    ===============    ===============
              Series F Shares, par value $.05 per share                                  --                 --              1,800
                                                                            ===============    ===============    ===============
         ++ Common Shares/Stock issued and outstanding                           13,558,024         12,069,721         39,445,962
                                                                            ===============    ===============    ===============
        +++ Auction Market Preferred Shares/Stock.

            See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statements of Operations

                                                                                                                    BlackRock
                                                                               BlackRock          BlackRock         MuniYield
                                                                               MuniYield          MuniYield         California
                                                                                Arizona           California         Insured
For the Six Months Ended April 30, 2007 (Unaudited)                            Fund, Inc.         Fund, Inc.        Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned             $     2,579,824    $    12,017,671    $    19,647,819
       Dividends from affiliates                                                     20,891            203,892             93,866
                                                                            ---------------    ---------------    ---------------
       Total income                                                               2,600,715         12,221,563         19,741,685
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                     261,924          1,230,698          1,964,716
       Interest expense and fees                                                    123,433          1,093,532          1,533,905
       Commission fees                                                               50,864            219,593            346,068
       Accounting services                                                           32,730             82,385            116,512
       Transfer agent fees                                                           22,552             33,764             46,118
       Professional fees                                                             23,970             25,535             29,379
       Printing and shareholder reports                                               3,988             16,075             24,953
       Listing fees                                                                     537              4,648              5,938
       Custodian fees                                                                 4,000             12,924             20,526
       Pricing fees                                                                   4,476              8,580             12,220
       Directors'/Trustees' fees and expenses                                         7,040             11,905             15,602
       Other                                                                         14,374             29,064             30,849
                                                                            ---------------    ---------------    ---------------
       Total expenses before reimbursement                                          549,888          2,768,703          4,146,786
       Reimbursement of expenses                                                    (3,400)           (27,242)           (12,030)
                                                                            ---------------    ---------------    ---------------
       Total expenses after reimbursement                                           546,488          2,741,461          4,134,756
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                     2,054,227          9,480,102         15,606,929
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Total realized gain (loss):
           Investments                                                              608,968          2,126,166          1,566,189
           Forward interest rate swaps                                                5,067                 --                 --
                                                                            ---------------    ---------------    ---------------
       Total realized gain (loss)--net                                              614,035          2,126,166          1,566,189
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                       (712,650)        (3,405,325)        (5,085,291)
           Future contracts and/or forward interest rate swaps--net                  14,298                 --                 --
                                                                            ---------------    ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                  (698,352)        (3,405,325)        (5,085,291)
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized gain (loss)--net                              (84,317)        (1,279,159)        (3,519,102)
                                                                            ---------------    ---------------    ---------------

Dividends & Distributions to Preferred Stock Shareholders

       Dividends and distributions to Preferred Stock shareholders:
       Investment income--net                                                     (621,242)        (2,925,037)        (4,592,668)
       Realized gain--net                                                         (102,456)                 --                 --
                                                                            ---------------    ---------------    ---------------
       Total dividends and distributions to Preferred Stock shareholders          (723,698)        (2,925,037)        (4,592,668)
                                                                            ---------------    ---------------    ---------------
       Net Increase/Decrease in Net Assets Resulting from Operations        $     1,246,212    $     5,275,906    $     7,495,159
                                                                            ===============    ===============    ===============

       See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statements of Operations (concluded)

                                                                                                  BlackRock         BlackRock
                                                                               BlackRock          MuniYield         MuniYield
                                                                               MuniYield           Michigan          New York
                                                                                Florida            Insured           Insured
For the Six Months Ended April 30, 2007 (Unaudited)                               Fund          Fund II, Inc.       Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned             $     6,990,616    $     7,196,962    $    20,468,255
       Dividends from affiliates                                                     51,116             43,490             57,877
                                                                            ---------------    ---------------    ---------------
       Total income                                                               7,041,732          7,240,452         20,526,132
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                     778,089            680,045          2,156,510
       Interest expense and fees                                                    315,566            483,560          1,652,248
       Commission fees                                                              138,711            125,572            381,456
       Accounting services                                                           59,235             54,307            125,151
       Transfer agent fees                                                           30,567             31,059             57,338
       Professional fees                                                             25,314             26,314             29,015
       Printing and shareholder reports                                              10,465              9,250             27,831
       Listing fees                                                                   4,649              4,679              6,790
       Custodian fees                                                                 9,545              8,053             21,617
       Pricing fees                                                                   8,426              7,820             14,749
       Directors'/Trustees' fees and expenses                                         9,646              9,153             16,525
       Other                                                                         24,930             24,612             35,922
                                                                            ---------------    ---------------    ---------------
       Total expenses before reimbursement                                        1,415,143          1,464,424          4,525,152
       Reimbursement of expenses                                                    (8,773)            (7,195)            (7,178)
                                                                            ---------------    ---------------    ---------------
       Total expenses after reimbursement                                         1,406,370          1,457,229          4,517,974
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                     5,635,362          5,783,223         16,008,158
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                         410,918            855,768          3,024,647
           Financial futures contracts and/or forward interest rate
           swaps--net                                                             (535,135)                 --          (551,092)
                                                                            ---------------    ---------------    ---------------
       Total realized gain (loss)--net                                            (124,217)            855,768          2,473,555
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                     (1,576,415)        (2,872,929)        (6,853,087)
           Financial futures contracts and/or forward interest rate
           swaps--net                                                               481,700                 --            787,711
                                                                            ---------------    ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                (1,094,715)        (2,872,929)        (6,065,376)
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized loss--net                                  (1,218,932)        (2,017,161)        (3,591,821)
                                                                            ---------------    ---------------    ---------------

Dividends & Distributions to Preferred Shareholders/Preferred Common Stockholders

       Investment income--net                                                   (1,946,673)        (1,727,383)        (5,013,042)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $     2,469,757    $     2,038,679    $     7,403,295
                                                                            ===============    ===============    ===============

       See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statements of Changes in Net Assets                                                        BlackRock MuniYield Arizona Fund, Inc.

                                                                                               For the Six
                                                                                               Months Ended         For the
                                                                                              April 30, 2007       Year Ended
Increase (Decrease) in Net Assets:                                                             (Unaudited)      October 31, 2006
Operations

       Investment income--net                                                                  $     2,054,227    $     4,436,717
       Realized gain--net                                                                              614,035            426,255
       Change in unrealized appreciation/depreciation--net                                           (698,352)          1,122,350
       Dividends and distributions to Preferred Stock shareholders                                   (723,698)        (1,259,966)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          1,246,212          4,725,356
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

       Investment income--net                                                                      (1,568,251)        (3,599,489)
       Realized gain--net                                                                            (285,146)          (523,554)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to
       Common Stock shareholders                                                                   (1,853,397)        (4,123,043)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                119,178            335,820
       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Stock                                                                          --             42,343
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                    119,178            378,163
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                            (488,007)            980,476
       Beginning of period                                                                          65,610,792         64,630,316
                                                                                               ---------------    ---------------
       End of period*                                                                          $    65,122,785    $    65,610,792
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       327,855    $       463,121
                                                                                               ===============    ===============

             See Notes to Financial Statements.




                                                                                        BlackRock MuniYield California Fund, Inc.

                                                                                               For the Six
                                                                                               Months Ended         For the
                                                                                              April 30, 2007       Year Ended
Increase (Decrease) in Net Assets:                                                             (Unaudited)      October 31, 2006
Operations

       Investment income--net                                                                  $     9,480,102    $    20,510,282
       Realized gain--net                                                                            2,126,166          3,468,346
       Change in unrealized appreciation/depreciation--net                                         (3,405,325)          4,191,570
       Dividends to Preferred Stock shareholders                                                   (2,925,037)        (5,371,492)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          5,275,906         22,798,706
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (7,070,025)       (14,821,497)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (7,070,025)       (14,821,497)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Stock                                                                          --             15,461
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                         --             15,461
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (1,794,119)          7,992,670
       Beginning of period                                                                         321,700,832        313,708,162
                                                                                               ---------------    ---------------
       End of period*                                                                          $   319,906,713    $   321,700,832
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,142,477    $     1,657,437
                                                                                               ===============    ===============

             See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statements of Changes in Net Assets (continued)                                 BlackRock MuniYield California Insured Fund, Inc.

                                                                                               For the Six
                                                                                               Months Ended         For the
                                                                                              April 30, 2007       Year Ended
Increase (Decrease) in Net Assets:                                                             (Unaudited)      October 31, 2006
Operations

       Investment income--net                                                                  $    15,606,929    $    32,879,584
       Realized gain--net                                                                            1,566,189          4,037,090
       Change in unrealized appreciation--net                                                      (5,085,291)          8,293,148
       Dividends to Preferred Stock shareholders                                                   (4,592,668)        (8,252,857)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          7,495,159         36,956,965
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (11,682,808)       (27,351,515)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (11,682,808)       (27,351,515)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Stock                                                                          --            (4,270)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from stock transactions                                         --            (4,270)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (4,187,649)          9,601,180
       Beginning of period                                                                         518,667,162        509,065,982
                                                                                               ---------------    ---------------
       End of period*                                                                          $   514,479,513    $   518,667,162
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,648,733    $     2,317,280
                                                                                               ===============    ===============

             See Notes to Financial Statements.



                                                                                                 BlackRock MuniYield Florida Fund

                                                                                               For the Six
                                                                                               Months Ended         For the
                                                                                              April 30, 2007       Year Ended
Increase (Decrease) in Net Assets:                                                             (Unaudited)      October 31, 2006
Operations

       Investment income--net                                                                  $     5,635,362    $    13,366,198
       Realized gain (loss)--net                                                                     (124,217)          1,571,029
       Change in unrealized appreciation/depreciation--net                                         (1,094,715)          2,303,608
       Dividends to Preferred shareholders                                                         (1,946,673)        (3,537,371)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          2,469,757         13,703,464
                                                                                               ---------------    ---------------

Dividends to Common Shareholders

       Investment income--net                                                                      (4,799,541)       (10,968,155)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Shareholders                  (4,799,541)       (10,968,155)
                                                                                               ---------------    ---------------

Share Transactions

       Value of shares issued to Common Shareholders in reinvestment of dividends                           --             91,289
       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Shares                                                                         --            (3,184)
                                                                                               ---------------    ---------------
       Net increase (decrease) in net assets resulting from share transactions                              --             88,105
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Shares

       Total increase (decrease) in net assets applicable to Common Shares                         (2,329,784)          2,823,414
       Beginning of period                                                                         204,865,454        202,042,040
                                                                                               ---------------    ---------------
       End of period*                                                                          $   202,535,670    $   204,865,454
                                                                                               ===============    ===============
           * Undistributed (accumulated distributions in excess of) investment income--net     $      (64,485)    $     1,046,367
                                                                                               ===============    ===============

             See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statements of Changes in Net Assets (concluded)                                BlackRock MuniYield Michigan Insured Fund II, Inc.

                                                                                               For the Six
                                                                                               Months Ended         For the
                                                                                              April 30, 2007       Year Ended
Increase (Decrease) in Net Assets:                                                             (Unaudited)      October 31, 2006
Operations

       Investment income--net                                                                  $     5,783,223    $    11,701,357
       Realized gain--net                                                                              855,768            488,405
       Change in unrealized appreciation/depreciation--net                                         (2,872,929)            956,523
       Dividends to Preferred Stock shareholders                                                   (1,727,383)        (3,095,027)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          2,038,679         10,051,258
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (4,103,705)        (9,351,799)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (4,103,705)        (9,351,799)
                                                                                               ---------------    ---------------

Stock Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                     --            227,419
       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Stock                                                                          --             24,274
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from stock transactions                                         --            251,693
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (2,065,026)            951,152
       Beginning of period                                                                         176,215,541        175,264,389
                                                                                               ---------------    ---------------
       End of period*                                                                          $   174,150,515    $   176,215,541
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       866,593    $       914,458
                                                                                               ===============    ===============

             See Notes to Financial Statements.



                                                                                  BlackRock MuniYield New York Insured Fund, Inc.

                                                                                               For the Six
                                                                                               Months Ended         For the
                                                                                              April 30, 2007       Year Ended
Increase (Decrease) in Net Assets:                                                             (Unaudited)      October 31, 2006
Operations

       Investment income--net                                                                  $    16,008,158    $    36,304,822
       Realized gain (loss)--net                                                                     2,473,555          (243,082)
       Change in unrealized appreciation/depreciation--net                                         (6,065,376)          8,987,101
       Dividends to Preferred Stock shareholders                                                   (5,013,042)        (9,387,734)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          7,403,295         35,661,107
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                     (13,017,167)       (30,176,161)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders           (13,017,167)       (30,176,161)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs, including adjustments, resulting from the
       issuance of Preferred Stock                                                                          --            (5,720)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from stock transactions                                         --            (5,720)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (5,613,872)          5,479,226
       Beginning of period                                                                         567,953,546        562,474,320
                                                                                               ---------------    ---------------
       End of period*                                                                          $   562,339,674    $   567,953,546
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       957,681    $     2,979,732
                                                                                               ===============    ===============

       See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Statement of Cash Flows                                                                 BlackRock MuniYield California Fund, Inc.

For the Six Months Ended April 30, 2007 (Unaudited)
Cash Provided by Operating Activities

       Net increase in net assets resulting from operations                                                             8,200,943
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Decrease in receivables                                                                                        131,474
           Increase in other liabilities                                                                                  252,120
           Decrease in dividends and distributions payable to Preferred Stock shareholders                               (28,822)
           Realized and unrealized loss--net                                                                            1,279,159
           Amortization of premium and discount                                                                         1,143,254
       Proceeds from sales of long-term securities                                                                     77,363,651
       Purchases of long-term securities                                                                             (74,158,500)
       Purchases of short-term investments                                                                            (7,603,502)
                                                                                                                  ---------------
       Cash provided by operating activities                                                                            6,581,757
                                                                                                                  ---------------

Cash Used for Financing Activities

       Cash receipts from Trust Certificates                                                                            2,355,000
       Dividends and distributions paid to Common Stock shareholders                                                  (6,055,023)
       Dividends and distributions paid to Preferred Stock shareholders                                               (2,925,037)
                                                                                                                  ---------------
       Cash used for financing activities                                                                             (6,625,060)
                                                                                                                  ---------------

Cash

       Net decrease in cash                                                                                              (43,303)
       Cash at beginning of period                                                                                         85,815
                                                                                                                  ---------------
       Cash at end of period                                                                                      $        42,512
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $       902,378
                                                                                                                  ===============
       Dividends and distributions paid to Preferred Stock shareholders                                           $     2,953,859
                                                                                                                  ===============

       See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights                                                                       BlackRock MuniYield Arizona Fund, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period         $        14.53   $     14.39   $     15.04   $     14.64   $     14.53   $     14.19
                                             --------------   -----------   -----------   -----------   -----------   -----------
Investment income--net                                .48++         .98++         .97++         .98++        1.00++           .97
Realized and unrealized gain (loss)--net              (.04)           .36         (.49)           .40           .05           .26
Less dividends and distributions to
  Preferred Stock shareholders:
  Investment income--net                              (.14)         (.26)         (.14)         (.06)         (.06)         (.09)
  Realized gain--net                                  (.02)         (.02)        --++++            --            --            --
                                             --------------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .28          1.06           .34          1.32           .99          1.14
                                             --------------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions to
  Common Stock shareholders:
  Investment income--net                              (.35)         (.80)         (.92)         (.92)         (.88)         (.80)
  Realized gain--net                                  (.06)         (.12)         (.02)            --            --            --
                                             --------------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions to
Common Stock shareholders                             (.41)         (.92)         (.94)         (.92)         (.88)         (.80)
                                             --------------   -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs,
  including adjustments, resulting from
  the issuance of Preferred Stock                        --         --***         (.05)            --            --            --
                                             --------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period               $        14.40   $     14.53   $     14.39   $     15.04   $     14.64   $     14.53
                                             ==============   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period        $        14.72   $     14.79   $     16.03   $     15.10   $     14.13   $     13.25
                                             ==============   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share                 1.95%+++         7.47%         1.91%         9.40%         7.19%         8.60%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Based on market price per share                    2.39%+++       (1.80%)        13.07%        13.80%        13.45%         6.54%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and
  excluding interest expense and fees**          1.31%+++++         1.33%         1.20%         1.19%         1.18%         1.28%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement**           1.69%+++++         1.70%         1.51%         1.39%         1.37%         1.61%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses**                                 1.70%+++++         1.71%         1.52%         1.40%         1.38%         1.61%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total investment income--net**                   6.34%+++++         6.90%         6.54%         6.65%         6.79%         6.86%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred
  Stock shareholders                             1.92%+++++         1.83%          .91%          .42%          .42%          .61%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common
  Stock shareholders                             4.42%+++++         5.07%         5.63%         6.23%         6.37%         6.25%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders        3.11%+++++         2.92%         1.90%          .92%          .91%         1.26%
                                             ==============   ===========   ===========   ===========   ===========   ===========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights (concluded)                                                           BlackRock MuniYield Arizona Fund, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Supplemental Data

Net assets applicable to Common Stock,
  end of period (in thousands)               $       65,123   $    65,611   $    64,630   $    67,217   $    65,234   $    64,699
                                             ==============   ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at
  liquidation preference, end of
  period (in thousands)                      $       40,300   $    40,300   $    40,300   $    30,300   $    30,300   $    30,300
                                             ==============   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      14%           31%           28%           21%           24%           32%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                    $        2,616   $     2,628   $     2,604   $     3,218   $     3,153   $     3,135
                                             ==============   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net             $          388   $       716   $       462   $       222   $       220   $       305
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net             $          382   $       715   $       473   $       236   $       237   $       324
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series C++++++--Investment income--net       $          387   $       770   $        99            --            --            --
                                             ==============   ===========   ===========   ===========   ===========   ===========

          * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
            Total investment returns exclude the effects of sales charges.

         ** Do not reflect the effect of dividends to Preferred Stock shareholders.

        *** Amount is less than $.01 per share.

         ++ Based on average shares outstanding.

       ++++ Amount is less than $(.01) per share.

     ++++++ Series C was issued on August 31, 2005.

        +++ Aggregate total investment return.

      +++++ Annualized.

            See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights                                                                    BlackRock MuniYield California Fund, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period         $        15.11   $     14.73   $     15.27   $     15.17   $     15.14   $     15.22
                                             --------------   -----------   -----------   -----------   -----------   -----------
Investment income--net*                                 .47           .96           .93          1.02          1.06          1.07
Realized and unrealized gain (loss)--net              (.09)           .37         (.46)           .12           .04         (.06)
Less dividends and distributions to
  Preferred Stock shareholders:
  Investment income--net                              (.14)         (.25)         (.13)         (.07)         (.10)         (.12)
  Realized gain--net                                     --            --            --            --          --++          --++
                                             --------------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .24          1.08           .34          1.07          1.00           .89
                                             --------------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions to
  Common Stock shareholders:
  Investment income--net                              (.33)         (.70)         (.86)         (.97)         (.97)         (.97)
  Realized gain--net                                     --            --            --            --          --++          --++
                                             --------------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions to
  Common Stock shareholders                           (.33)         (.70)         (.86)         (.97)         (.97)         (.97)
                                             --------------   -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs,
  including adjustments, resulting
  from the issuance of Preferred Stock                   --      --++++++         (.02)            --            --            --
                                             --------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period               $        15.02   $     15.11   $     14.73   $     15.27   $     15.17   $     15.14
                                             ==============   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period        $        14.42   $     14.00   $     13.37   $     14.43   $     14.15   $     14.46
                                             ==============   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share                 1.76%+++         8.03%         2.59%         7.74%         7.14%         6.14%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Based on market price per share                    5.44%+++        10.28%       (1.46%)         9.16%         4.64%         2.18%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and
  excluding interest expense and fees***         1.03%+++++         1.06%          .98%          .96%          .95%          .99%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Expenses, net of reimbursement***                1.72%+++++         1.51%         1.13%         1.12%         1.16%         1.26%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses***                                1.74%+++++         1.52%         1.13%         1.12%         1.17%         1.26%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total investment income--net***                  5.95%+++++         6.51%         6.16%         6.79%         6.93%         7.13%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred
  Stock shareholders                             1.84%+++++         1.70%          .84%          .44%          .63%          .77%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common
  Stock shareholders                             4.11%+++++         4.81%         5.32%         6.35%         6.30%         6.36%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders        3.37%+++++         3.07%         1.88%         1.02%         1.46%         1.76%
                                             ==============   ===========   ===========   ===========   ===========   ===========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights (concluded)                                                        BlackRock MuniYield California Fund, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Supplemental Data

Net assets applicable to Common Stock,
  end of period (in thousands)               $      319,907   $   321,701   $   313,708   $   325,204   $   323,155   $   322,345
                                             ==============   ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at
  liquidation preference, end of
  period (in thousands)                      $      175,000   $   175,000   $   175,000   $   140,000   $   140,000   $   140,000
                                             ==============   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      11%           39%           53%           29%           18%           39%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                    $        2,828   $     2,838   $     2,793   $     3,323   $     3,308   $     3,302
                                             ==============   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net             $          436   $       808   $       482   $       270   $       569   $       607
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net             $          413   $       747   $       451   $       241   $       217   $       322
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series C--Investment income--net             $          403   $       751   $       453   $       250   $       207   $       292
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series D++++--Investment income--net         $          404   $       742   $        70            --            --            --
                                             ==============   ===========   ===========   ===========   ===========   ===========

          * Based on average shares outstanding.

         ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
            Total investment returns exclude the effects of sales charges.

        *** Do not reflect the effect of dividends to Preferred Stock shareholders.

         ++ Amount is less than $(.01) per share.

       ++++ Series D was issued on September 21, 2005.

     ++++++ Amount is less than $.01 per share.

        +++ Aggregate total investment return.

      +++++ Annualized.

            See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights                                                            BlackRock MuniYield California Insured Fund, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period         $        15.09   $     14.82   $     15.23   $     15.10   $     15.26   $     15.44
                                             --------------   -----------   -----------   -----------   -----------   -----------
Investment income--net                               .46+++        .96+++        .95+++        .94+++        .95+++           .95
Realized and unrealized gain (loss)--net              (.11)           .35         (.33)           .13         (.18)         (.22)
Less dividends and distributions to
  Preferred Stock shareholders:
  Investment income--net                              (.13)         (.24)         (.13)         (.06)         (.06)         (.09)
  Realized gain--net                                     --            --            --            --            --      --++++++
                                             --------------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .22          1.07           .49          1.01           .71           .64
                                             --------------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions to
  Common Stock shareholders:
  Investment income--net                              (.34)         (.80)         (.88)         (.88)         (.87)         (.81)
  Realized gain--net                                     --            --            --            --            --         (.01)
                                             --------------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions to
  Common Stock shareholders                           (.34)         (.80)         (.88)         (.88)         (.87)         (.82)
                                             --------------   -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs,
  including adjustments, resulting
  from the issuance of Preferred Stock                   --      --++++++         (.02)            --            --            --
                                             --------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period               $        14.97   $     15.09   $     14.82   $     15.23   $     15.10   $     15.26
                                             ==============   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period        $        14.35   $     14.64   $     14.16   $     13.73   $     13.82   $     13.68
                                             ==============   ===========   ===========   ===========   ===========   ===========

Total Investment Return**

Based on net asset value per share               1.58%+++++         7.57%         3.55%         7.54%        5.29%          4.68%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Based on market price per share                   .36%+++++         9.22%         9.75%         5.93%         7.50%          .20%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and
  excluding interest expense and fees***             1.01%*         1.03%          .96%          .95%          .94%          .96%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement and
  excluding reorganization expenses***               1.61%*         1.59%         1.27%         1.08%         1.08%         1.15%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses, excluding reorganization
  expenses***                                        1.62%*         1.60%         1.27%         1.08%         1.08%         1.15%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses***                                    1.62%*         1.60%         1.27%         1.08%         1.08%         1.19%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total investment income--net***                      6.08%*         6.46%         6.29%         6.29%         6.20%         6.38%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred
  Stock shareholders                                 1.79%*         1.62%          .84%          .43%          .37%          .56%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common
  Stock shareholders                                 4.29%*         4.84%         5.45%         5.86%         5.83%         5.82%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders            3.37%*         3.00%         1.86%          .96%          .85%         1.25%
                                             ==============   ===========   ===========   ===========   ===========   ===========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights (concluded)                                                BlackRock MuniYield California Insured Fund, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Supplemental Data

Net assets applicable to Common Stock,
  end of period (in thousands)               $      514,480   $   518,667   $   509,066   $   523,206   $   518,786   $   524,485
                                             ==============   ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at
  liquidation preference, end of
  period (in thousands)                      $      275,000   $   275,000   $   275,000   $   230,000   $   230,000   $   230,000
                                             ==============   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      12%           27%           39%           63%           47%           63%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                    $        2,871   $     2,886   $     2,851   $     3,275   $     3,256   $     3,280
                                             ==============   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net             $          440   $       744   $       478   $       246   $       216   $       359
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net             $          416   $       725   $       463   $       238   $       212   $       324
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series C--Investment income--net             $          411   $       730   $       441   $       224   $       204   $       320
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series D++--Investment income--net           $          430   $       800   $       480   $       249   $       242   $       203
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series E++--Investment income--net           $          401   $       727   $       448   $       236   $       196   $       201
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series F++++--Investment income--net         $          407   $       770   $        62            --            --            --
                                             ==============   ===========   ===========   ===========   ===========   ===========

          * Annualized.

         ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
            Total investment returns exclude the effects of sales charges.

        *** Do not reflect the effect of dividends to Preferred Stock shareholders.

         ++ Series D and E were issued on February 4, 2002.

       ++++ Series F was issued on September 21, 2005.

     ++++++ Amount is less than $(.01) per share.

        +++ Based on average shares outstanding.

      +++++ Aggregate total investment return.

            See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights                                                                             BlackRock MuniYield Florida Fund

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period         $        15.11   $     14.91   $     15.27   $     14.97   $     14.97   $     14.81
                                             --------------   -----------   -----------   -----------   -----------   -----------
Investment income--net                               .48+++        .99+++        .98+++       1.00+++       1.06+++          1.03
Realized and unrealized gain (loss)--net              (.16)           .28         (.26)           .29         (.07)           .09
Less dividends and distributions to
  Preferred Shareholders:
  Investment income--net                              (.14)         (.26)         (.14)         (.07)         (.07)         (.09)
  Realized gain--net                                     --            --            --            --            --          --++
                                             --------------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .18          1.01           .58          1.22           .92          1.03
                                             --------------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions to
  Common Shareholders:
  Investment income--net                              (.35)         (.81)         (.92)         (.92)         (.92)         (.87)
  Realized gain--net                                     --            --            --            --            --          --++
                                             --------------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions to
  Common Shareholders                                 (.35)         (.81)         (.92)         (.92)         (.92)         (.87)
                                             --------------   -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs,
  including adjustments, resulting
  from the issuance of Preferred Shares                  --          --++         (.02)            --            --            --
                                             --------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period               $        14.94   $     15.11   $     14.91   $     15.27   $     14.97   $     14.97
                                             ==============   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period        $        13.95   $     14.35   $     14.93   $     14.28   $     13.80   $     13.34
                                             ==============   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share            1.39%++++++++         7.24%         3.98%         8.99%         6.76%         7.80%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Based on market price per share              (.32%)++++++++         1.71%        11.34%        10.57%        10.44%         1.77%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Shares

Total expenses, net of reimbursement and
  excluding interest expense and fees**          1.08%+++++         1.09%         1.05%         1.03%         1.04%         1.06%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement**           1.39%+++++         1.42%         1.25%         1.18%         1.18%         1.24%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses**                                 1.40%+++++         1.44%         1.25%         1.19%         1.19%         1.24%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total investment income--net**                   5.58%+++++         6.63%         6.46%         6.67%         7.01%         7.00%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred
  Shareholders                                   1.93%+++++         1.75%          .95%          .48%          .45%          .64%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common
  Shareholders                                   3.65%+++++         4.88%         5.51%         6.19%         6.56%         6.36%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Shares

Dividends to Preferred Shareholders               3.57+++++         3.22%         2.01%         1.03%          .97%         1.34%
                                             ==============   ===========   ===========   ===========   ===========   ===========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights (concluded)                                                                 BlackRock MuniYield Florida Fund

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Supplemental Data

Net assets applicable to Common Shares,
  end of period (in thousands)               $      202,536   $   204,865   $   202,042   $   206,895   $   202,890   $   202,919
                                             ==============   ===========   ===========   ===========   ===========   ===========
Preferred Shares outstanding at
  liquidation preference, end of period
  (in thousands)                             $      110,000   $   110,000   $   110,000   $    95,000   $    95,000   $    95,000
                                             ==============   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                       8%           46%           42%           33%           35%           36%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                    $        2,841   $     2,862   $     2,837   $     3,178   $     3,136   $     3,136
                                             ==============   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Shares Outstanding

Series A--Investment income--net             $          443   $       811   $       507   $       254   $       247   $       337
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net             $          444   $       796   $       487   $       263   $       242   $       333
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series C++++--Investment income--net         $          436   $       800   $       110            --            --            --
                                             ==============   ===========   ===========   ===========   ===========   ===========

          * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
            Total investment returns exclude the effects of sales charges.

         ** Do not reflect the effect of dividends to Preferred Shareholders.

         ++ Amount is less than $(.01) per share.

       ++++ Series C was issued on August 31, 2005.

        +++ Based on average shares outstanding.

      +++++ Annualized.

   ++++++++ Aggregate total investment return.

            See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights                                                           BlackRock MuniYield Michigan Insured Fund II, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period         $        14.60   $     14.54   $     15.21   $     15.21   $     14.91   $     14.97
                                             --------------   -----------   -----------   -----------   -----------   -----------
Investment income--net                               .48+++        .97+++        .99+++       1.00+++       1.02+++          1.00
Realized and unrealized gain (loss)--net              (.17)           .13         (.58)        --++++           .24         (.07)
Less dividends to Preferred Stock
  shareholders from investment income                 (.14)         (.26)         (.15)         (.07)         (.07)         (.10)
                                             --------------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .17           .84           .26           .93          1.19           .83
                                             --------------   -----------   -----------   -----------   -----------   -----------
Less dividends to Common Stock
  shareholders from investment income                 (.34)         (.78)         (.91)         (.93)         (.89)         (.89)
                                             --------------   -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs,
  including adjustments, resulting
  from the issuance of Preferred Stock                   --      --++++++         (.02)            --            --            --
                                             --------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period               $        14.43   $     14.60   $     14.54   $     15.21   $     15.21   $     14.91
                                             ==============   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period        $        13.63   $     13.97   $     14.41   $     14.54   $     13.75   $     13.45
                                             ==============   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share            1.31%++++++++         6.09%         1.73%         6.78%         8.82%         6.36%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Based on market price per share                .00%++++++++         2.42%         5.47%        12.91%         9.06%         3.70%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and
  excluding interest expense and fees**          1.12%+++++         1.13%         1.07%         1.05%         1.01%         1.12%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement**           1.68%+++++         1.64%         1.46%         1.26%         1.20%         1.39%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses**                                 1.68%+++++         1.65%         1.47%         1.28%         1.22%         1.39%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total investment income--net**                   6.65%+++++         6.72%         6.57%         6.61%         6.73%         6.91%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred Stock
  shareholders                                   1.99%+++++         1.78%          .97%          .47%          .47%          .66%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common Stock
  shareholders                                   4.66%+++++         4.94%         5.60%         6.14%         6.26%         6.25%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders        3.52%+++++         3.13%         1.96%          .96%          .97%         1.36%
                                             ==============   ===========   ===========   ===========   ===========   ===========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights (concluded)                                               BlackRock MuniYield Michigan Insured Fund II, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Supplemental Data

Net assets applicable to Common Stock,
  end of period (in thousands)               $      174,151   $   176,216   $   175,264   $   183,224   $   183,237   $   179,607
                                             ==============   ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at
  liquidation preference, end of
  period (in thousands)                      $       99,000   $    99,000   $    99,000   $    89,000   $    89,000   $    89,000
                                             ==============   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                       6%           14%           19%           35%           27%           35%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Leverage

Asset coverage per $1,000                    $        2,759   $     2,780   $     2,770   $     3,059   $     3,059   $     3,018
                                             ==============   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net             $          438   $       779   $       488   $       236    $      243    $      343
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net             $          434   $       783   $       494   $       247    $      245    $      136
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series C++--Investment income--net           $          433   $       791   $        14            --            --            --
                                             ==============   ===========   ===========   ===========   ===========   ===========

          * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
            Total investment returns exclude the effects of sales charges.

         ** Do not reflect the effect of dividends to Preferred Stock shareholders.

         ++ Series C was issued on October 19, 2005.

       ++++ Amount is less than $(.01) per share.

     ++++++ Amount is less than $.01 per share.

        +++ Based on average shares outstanding.

      +++++ Annualized.

   ++++++++ Aggregate total investment return.

            See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights                                                              BlackRock MuniYield New York Insured Fund, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Per Share Operating Performance

Net asset value, beginning of period         $        14.40   $     14.26   $     14.81   $     14.81   $     14.83   $     15.01
                                             --------------   -----------   -----------   -----------   -----------   -----------
Investment income--net                               .45+++        .92+++        .94+++        .91+++        .97+++           .94
Realized and unrealized gain (loss)--net              (.13)           .23         (.50)         (.01)         (.09)         (.19)
Dividends and distributions to Preferred
  Stock shareholders:
  Investment income--net                              (.13)         (.24)         (.13)         (.06)         (.07)         (.10)
  Realized gain--net                                     --            --            --            --            --          --++
                                             --------------   -----------   -----------   -----------   -----------   -----------
Total from investment operations                        .19           .91           .31           .84           .81           .65
                                             --------------   -----------   -----------   -----------   -----------   -----------
Less dividends and distributions to
  Common Stock shareholders:
  Investment income--net                              (.33)         (.77)         (.84)         (.84)         (.83)         (.83)
  Realized gain--net                                     --            --            --            --            --          --++
                                             --------------   -----------   -----------   -----------   -----------   -----------
Total dividends and distributions to
  Common Stock shareholders                           (.33)         (.77)         (.84)         (.84)         (.83)         (.83)
                                             --------------   -----------   -----------   -----------   -----------   -----------
Offering and underwriting costs,
  including adjustments, resulting
  from the issuance of Preferred Stock                   --          --++         (.02)            --            --            --
                                             --------------   -----------   -----------   -----------   -----------   -----------
Net asset value, end of period               $        14.26   $     14.40   $     14.26   $     14.81   $     14.81   $     14.83
                                             ==============   ===========   ===========   ===========   ===========   ===========
Market price per share, end of period        $        13.70   $     14.10   $     13.17   $     13.20   $     13.25   $     13.36
                                             ==============   ===========   ===========   ===========   ===========   ===========

Total Investment Return*

Based on net asset value per share            1.43%++++++++         6.71%         2.53%         6.53%         6.19%         4.97%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Based on market price per share              (.48%)++++++++        13.13%         6.24%         6.13%         5.45%         1.24%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Common Stock

Total expenses, net of reimbursement and
  excluding interest expense and fees**          1.02%+++++         1.03%          .96%          .94%          .94%          .96%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses, net of reimbursement**           1.61%+++++         1.56%         1.31%         1.13%         1.15%         1.08%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total expenses**                                 1.61%+++++         1.56%         1.31%         1.13%         1.16%         1.08%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Total investment income--net**                   5.71%+++++         6.50%         6.37%         6.23%         6.49%         6.37%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Amount of dividends to Preferred Stock
  shareholders                                   1.79%+++++         1.68%          .87%          .42%          .50%          .66%
                                             ==============   ===========   ===========   ===========   ===========   ===========
Investment income--net, to Common Stock
  shareholders                                   3.92%+++++         4.82%         5.50%         5.81%         5.99%         5.71%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Ratios Based on Average Net Assets Applicable to Preferred Stock

Dividends to Preferred Stock shareholders        3.33%+++++         3.09%         1.91%          .95%         1.13%         1.49%
                                             ==============   ===========   ===========   ===========   ===========   ===========



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007


Financial Highlights (concluded)                                                  BlackRock MuniYield New York Insured Fund, Inc.

                                                For the Six
The following per share data and ratios         Months Ended
have been derived from information             April 30, 2007                    For the Year Ended October 31,
provided in the financial statements.           (Unaudited)       2006          2005          2004         2003          2002
Supplemental Data

Net assets applicable to Common Stock,
  end of period (in thousands)               $      562,340   $   567,954   $   562,474   $   584,248   $   584,025   $   584,793
                                             ==============   ===========   ===========   ===========   ===========   ===========
Preferred Stock outstanding at
  liquidation preference, end of
  period (in thousands)                      $      304,000   $   304,000   $   304,000   $   259,000   $   259,000   $   259,000
                                             ==============   ===========   ===========   ===========   ===========   ===========
Portfolio turnover                                      13%           43%           35%           18%           45%           72%
                                             ==============   ===========   ===========   ===========   ===========   ===========

Leverage

Asset coverage per $1,000                    $        2,850   $     2,868   $     2,850   $     3,256   $     3,255   $     3,258
                                             ==============   ===========   ===========   ===========   ===========   ===========

Dividends Per Share on Preferred Stock Outstanding

Series A--Investment income--net             $          428   $       820   $       493   $       254   $       249   $       334
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series B--Investment income--net             $          405   $       727   $       448   $       203   $       232   $       305
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series C--Investment income--net             $          409   $       759   $       469   $       240   $       214   $       356
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series D--Investment income--net             $          407   $       735   $       464   $       231   $       454   $       503
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series E--Investment income--net             $          417   $       824   $       496   $       251   $       255   $       356
                                             ==============   ===========   ===========   ===========   ===========   ===========
Series F++++--Investment income--net         $          409   $       766   $        65            --            --            --
                                             ==============   ===========   ===========   ===========   ===========   ===========

          * Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
            Total investment returns exclude the effects of sales charges.

         ** Do not reflect the effect of dividends to Preferred Stock shareholders.

         ++ Amount is less than $(.01) per share.

       ++++ Series F was issued on September 21, 2005.

        +++ Based on average shares outstanding.

      +++++ Annualized.

   ++++++++ Aggregate total investment return.

            See Notes to Financial Statements.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Notes to Financial Statements (Unaudited)


1. Significant Accounting Policies:
BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Florida Fund, BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Funds determine, and make available for publication, the net asset values of their Common Stock/Shares on a daily basis. Common Stock shares and Common Shares are listed on the New York Stock Exchange under the symbol MYC for BlackRock MuniYield California Fund, Inc., MCA for BlackRock MuniYield California Insured Fund, Inc., MYF for BlackRock MuniYield Florida Fund, MYM for BlackRock MuniYield Michigan Insured Fund II, Inc. and MYN for BlackRock MuniYield New York Insured Fund, Inc. Common Stock is listed on the American Stock Exchange under the symbol MZA for BlackRock MuniYield Arizona Fund, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of each Fund's Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by each Fund's Board of Directors/ Trustees. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price
(options purchased). Swap agreements are valued by quoted fair valuations received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value under which method the investment is valued at cost and any premium or discount is amortized on a straight-line basis to maturity. Effective April 2, 2007, short-term securities purchased with a maturity of greater than 60 days may be valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors/Trustees.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits, and maintains as collateral, such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Notes to Financial Statements (continued)


* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

* Swaps--Each Fund may enter into swap agreements, which are OTC contracts in which each Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by each Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal Bonds Held in Trust--The Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and
(2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At April 30, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the liability for trust certificates were:


                                              Underlying
                                               Municipal
                          Liability for         Range of              Bonds
                                  Trust         Interest        Transferred
                           Certificates            Rates            to TOBs

BlackRock MuniYield                             3.95% -
  Arizona Fund, Inc.        $ 6,430,000            3.97%       $ 13,862,904

BlackRock MuniYield                             3.91% -
  California Fund, Inc.     $56,897,500            3.95%       $120,380,847

BlackRock MuniYield
  California Insured                            3.91% -
  Fund, Inc.                $76,281,845            3.95%       $149,567,855

BlackRock MuniYield
  Florida Fund              $17,047,500            3.90%       $ 37,047,229

BlackRock MuniYield
  Michigan Insured                              3.95% -
  Fund II, Inc.             $23,672,595            4.02%       $ 49,475,401

BlackRock MuniYield
  New York Insured                              3.96% -
  Fund, Inc.                $84,995,000            3.99%       $182,912,339


Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate municipal bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investment in TOB Residuals likely will adversely affect the Funds' investment income - net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Fund's net asset values per share.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Notes to Financial Statements (continued)


While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering costs--Direct expenses relating to the public offering of each Fund's Preferred Stock/Shares were charged to Common Stock/Shares capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded to capital.

(h) Bank overdraft--The BlackRock MuniYield Arizona Fund, Inc. recorded a bank overdraft, which resulted from management estimates of available cash.

(i) Recent accounting pronouncements--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In September 2006, "Statement of Financial Accounting Standards No. 157, Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each of the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on each of the Fund's financial statements, if any, has not been determined.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Investment Advisory Agreement between each Fund and BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., became effective on September 29, 2006. Prior to September 29, 2006, Fund Asset Management, L.P. ("FAM") was the Funds' manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co. Inc. ("Merrill Lynch"), which is the limited partner. Merrill Lynch and The PNC Financial Services Group, Inc. are principal owners of BlackRock, Inc.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Notes to Financial Statements (continued)


The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock/Shares. The Manager has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager indirectly through its investments described below:


                                                                For the Six
                                                               Months Ended
                                                             April 30, 2007
                                                              Reimbursement
                              Investment                         by Manager

BlackRock MuniYield           CMA Arizona Municipal
  Arizona Fund, Inc.            Money Fund                          $ 3,400

BlackRock MuniYield           CMA California Municipal
  California Fund, Inc.         Money Fund                          $27,242

BlackRock MuniYield
  California Insured          CMA California Municipal
  Fund, Inc.                    Money Fund                          $12,030

BlackRock MuniYield             CMA Florida Municipal
  Florida Fund                  Money Fund                          $ 8,773

BlackRock MuniYield
  Michigan Insured            CMA Michigan Municipal
  Fund II, Inc.                 Money Fund                          $ 7,195

BlackRock MuniYield
  New York Insured            CMA New York Municipal
  Fund, Inc.                    Money Fund                          $ 7,178


In addition, the Manager has entered into separate sub-advisory agreements with BlackRock Investment Management, LLC, an affiliate of the Manager, with respect to each Fund, under which the Manager pays the Sub-Adviser, for services it provides, a monthly fee that is a percentage of the management fee paid by each Fund to the Manager.

For the six months ended April 30, 2007, the Funds reimbursed the Manager for certain accounting services. The reimbursements were as follows:


                                                          Reimbursement
                                                         to the Manager
BlackRock MuniYield
  Arizona Fund, Inc.                                          $   1,015
BlackRock MuniYield
  California Fund, Inc.                                       $   4,752
BlackRock MuniYield
  California Insured
  Fund, Inc.                                                  $   7,580
BlackRock MuniYield
  Florida Fund                                                $   3,010
BlackRock MuniYield
  Michigan Insured
  Fund II, Inc.                                               $   2,640
BlackRock MuniYield
  New York Insured
  Fund, Inc.                                                  $   8,596


Certain officers and/or directors/trustees of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2007 were as follows:


                                               Total              Total
                                           Purchases              Sales

BlackRock MuniYield Arizona
  Fund, Inc.                            $ 17,747,463       $ 15,321,066
BlackRock MuniYield California
  Fund, Inc.                            $ 68,119,182       $ 57,397,237
BlackRock MuniYield California
  Insured Fund, Inc.                    $102,183,070       $109,496,053
BlackRock MuniYield
  Florida Fund                          $ 34,133,904       $ 27,165,079
BlackRock MuniYield Michigan
  Insured Fund II, Inc.                 $ 18,322,244       $ 17,300,691
BlackRock MuniYield New York
  Insured Fund, Inc.                    $129,977,375       $120,339,215



4. Stock/Share Transactions:
BlackRock MuniYield Arizona Fund, Inc., BlackRock MuniYield California Fund, Inc., BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc. and BlackRock MuniYield New York Insured Fund, Inc. are authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, except that Series A and Series B of BlackRock MuniYield California Fund, Inc. and BlackRock MuniYield California Insured Fund, Inc., BlackRock MuniYield Michigan Insured Fund II, Inc. Preferred Stock, Series A and all series of BlackRock MuniYield New York Insured Fund, Inc. Preferred Stock, which have a par value of $.05 per share, and all of which were initially classified as Common Stock. The respective Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

BlackRock MuniYield Florida Fund is authorized to issue an unlimited number of common shares of beneficial interest, including Preferred Shares, par value $.05 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of holders of Common Shares.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Notes to Financial Statements (continued)


Common Stock/Shares

BlackRock MuniYield Arizona Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2007 and for the year ended October 31, 2006 increased by 8,235 and 22,850, respectively, as a result of dividend reinvestment.


BlackRock MuniYield California Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2007 and the year ended October 31, 2006 remained constant.


BlackRock MuniYield California Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2007 and the year ended October 31, 2006 remained constant.


BlackRock MuniYield Florida Fund

Shares issued and outstanding during the six months ended April 30, 2007 remained constant. Shares issued and outstanding during the year ended October 31, 2006 increased by 6,144 as a result of dividend reinvestments.


BlackRock MuniYield Michigan Insured Fund II, Inc.

Shares issued and outstanding during the six months ended April 30, 2007 remained constant. Shares issued and outstanding during the year ended October 31, 2006 increased by 15,590 as a result of dividend reinvestments.


BlackRock MuniYield New York Insured Fund, Inc.

Shares issued and outstanding during the six months ended April 30, 2007 and the year ended October 31, 2006 remained constant.


Preferred Stock/Shares

Auction Market Preferred Stock/Shares are redeemable Stock/Shares of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2007 were as follows:



                                                              BlackRock
                                BlackRock      BlackRock      MuniYield
                                MuniYield      MuniYield     California
                                  Arizona     California        Insured
                               Fund, Inc.     Fund, Inc.     Fund, Inc.

Series A                            3.75%          3.72%          3.75%
Series B                            3.78%          3.85%          3.80%
Series C                            3.75%          3.55%          3.80%
Series D                               --          3.80%          3.70%
Series E                               --             --          3.50%
Series F                               --             --          3.75%


                                               BlackRock      BlackRock
                                BlackRock      MuniYield      MuniYield
                                MuniYield       Michigan       New York
                                  Florida        Insured        Insured
                                     Fund  Fund II, Inc.     Fund, Inc.

Series A                            3.88%          3.85%          3.45%
Series B                            3.75%          3.85%          3.78%
Series C                            3.82%          3.80%          3.50%
Series D                               --             --          3.85%
Series E                               --             --          3.75%
Series F                               --             --          3.80%


Shares issued and outstanding for each of the Funds during the six months ended April 30, 2007 and the year ended October 31, 2006 remained constant.

The Funds pay commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated earned commissions as follows:


                                                            Commissions

BlackRock MuniYield Arizona Fund, Inc.                         $ 26,854
BlackRock MuniYield California Fund, Inc.                      $ 69,430
BlackRock MuniYield California Insured Fund, Inc.              $103,519
BlackRock MuniYield Florida Fund                               $ 71,262
BlackRock MuniYield Michigan Insured Fund II, Inc.             $ 59,693
BlackRock MuniYield New York Insured Fund, Inc.                $166,203



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Notes to Financial Statements (concluded)



5. Capital Loss Carryforward:

BlackRock MuniYield California Fund, Inc.

On October 31, 2006, the Fund had a net capital loss carryforward of $550,482, of which $196,636 expires in 2008 and $353,846 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.


BlackRock MuniYield California Insured Fund, Inc.

On October 31, 2006, the Fund had a net capital loss carryforward of $10,603,976, of which $3,017,271 expires in 2008, $9,668 expires in 2009,
$4,901,089 expires in 2011 and $2,675,948 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


BlackRock MuniYield Florida Fund

On October 31, 2006, the Fund had a net capital loss carryforward of $7,873,840, of which $6,398,903 expires in 2008, and $1,474,937 expires in
2012. This amount will be available to offset like amounts of any future taxable gains.


BlackRock MuniYield Michigan Insured Fund II, Inc.

On October 31, 2006, the Fund had a net capital loss carryforward of $4,762,695, of which $2,423,591 expires in 2008, $1,050,253 expires in 2010 and $1,288,851 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


BlackRock MuniYield New York Insured Fund, Inc.

On October 31, 2006, the Fund had a net capital loss carryforward of $30,749,752 with $8,051,889 expiring in 2008, $3,007,157 expiring in 2010,
$16,583,200 expiring in 2012 and $3,107,506 expiring in 2014. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:

BlackRock MuniYield Arizona Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.057000 per share on June 1, 2007 to shareholders of record on May 15, 2007.


BlackRock MuniYield California Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.055000 per share on June 1, 2007 to shareholders of record on May 15, 2007.


BlackRock MuniYield California Insured Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.056000 per share on June 1, 2007 to shareholders of record on May 15, 2007.


BlackRock MuniYield Florida Fund

The Fund paid a tax-exempt income dividend to holders of Common Shares in the amount of $.058000 per share on June 1, 2007 to shareholders of record on May 15, 2007.


BlackRock MuniYield Michigan Insured Fund II, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.056000 per share on June 1, 2007 to shareholders of record on May 15, 2007.


BlackRock MuniYield New York Insured Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.054000 per share on June 1, 2007 to shareholders of record on May 15, 2007.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Investment Objectives


AMEX Symbol  BlackRock MuniYield Arizona Fund, Inc. seeks to provide
MZA shareholders with as high a level of current income exempt from federal and Arizona income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Arizona income taxes.


NYSE Symbol  BlackRock MuniYield California Fund, Inc. seeks to provide
MYC shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.


NYSE Symbol  BlackRock MuniYield California Insured Fund, Inc. seeks to provide
MCA shareholders with as high a level of current income exempt from federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes.


NYSE Symbol  BlackRock MuniYield Florida Fund seeks to provide shareholders
MYF with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.


NYSE Symbol  BlackRock MuniYield Michigan Insured Fund II, Inc. seeks to
MYM provide shareholders with as high a level of current income exempt from federal and Michigan income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Michigan income taxes.


NYSE Symbol  BlackRock MuniYield New York Insured Fund, Inc. seeks to provide
MYN shareholders with as high a level of current income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New York State and New York City personal income taxes.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.



SEMI-ANNUAL REPORTS                                              APRIL 30, 2007



Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock MuniYield California Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniYield California Fund, Inc.


Date: June 19, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock MuniYield California Fund, Inc.


Date: June 19, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock MuniYield California Fund, Inc.


Date: June 19, 2007